                                  EXHIBIT A

                         FORM OF CLASS A CERTIFICATE

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER  NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                     :     1

Cut-off Date                        :     November 1, 2004

First Distribution Date             :     December 27, 2004

Initial Certificate Balance
of this Certificate
("Denomination")              :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     March 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            Credit Suisse First Boston Mortgage Securities Corp.,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                              Class [__]-A-[__]

      evidencing a percentage  interest in the  distributions  allocable to the Certificates of the above-referenced  Class with respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal in respect of this  Certificate  is  distributable  monthly as set forth  herein.  Accordingly,  the  Certificate  Balance at any time may be less than the Certificate  Balance as set forth herein.  This Certificate does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special
Servicer,  the Trust  Administrator or the Trustee referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This  certifies  that  CEDE  &  CO.,  is  the  registered  owner  of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates  of the  Class to which  this  Certificate  belongs)  in  certain monthly  distributions  with respect to a Trust Fund  consisting  primarily of
the  Mortgage  Loans   deposited  by  Credit  Suisse  First  Boston   Mortgage
Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a
Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above
(the "Agreement") among Credit Suisse First Boston Mortgage  Securities Corp., as  Depositor,  DLJ Mortgage  Capital,  Inc., as a Seller,  Washington  Mutual
Mortgage Securities Corp., as a Servicer,  GreenPoint Mortgage Funding,  Inc.,
as a Servicer,  Select  Portfolio  Servicing,  Inc.,  as a Servicer,  Wilshire
Credit  Corporation,  as Special Servicer,  U.S. Bank National  Association as
Trustee, and Wells Fargo Bank, N.A., as a Servicer,  Master Servicer and Trust
Administrator.  To the extent not defined herein,  the capitalized  terms used herein  have the  meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  ___________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                              Class [__]-A-[___]

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed  Pass-Through Certificates,  Series 2004-4, of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates other than the LIBOR  Certificates  held in Book-Entry  Form,  the last day of the calendar month preceding the month in which such  Distribution Date occurs and (2) with respect to the LIBOR  Certificates  held in Book-Entry Form only, the  close  of  business  on the  last  Business  Day of  the  calendar  month immediately preceding the calendar month of such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

      On any  Distribution  Date  on  which  the  aggregate  Stated  Principal
Balance  of the Group 1  Mortgage  Loans,  the  Group 2  Mortgage  Loans,  the
Group 3  Mortgage Loans and the Group 4 Mortgage Loans is equal to 10% or less of the aggregate Stated  Principal  Balance of the Group 1 Mortgage Loans, the
Group 2 Mortgage Loans,  the Group 3  Mortgage Loans and the Group 4  Mortgage
Loans as of the Cut-off Date, the  Terminating  Entity will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 1  Mortgage
Loans,  Group 2 Mortgage Loans,  Group 3  Mortgage Loans and Group 4  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  On any  Distribution
Date on which the aggregate Stated  Principal  Balance of the Group 5 Mortgage
Loans  is  equal  to 10% or  less  of the  sum  of (x)  the  aggregate  Stated
Principal  Balance of the Group 5  Mortgage  Loans as of the Cut-off  Date and
(y) the  Prefunded  Amount,  the  Terminating  Entity  will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 5  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  In the event that no
such  optional   termination  occurs,  the  obligations  and  responsibilities created by the  Agreement  will  terminate  upon the later of the  maturity or other  liquidation (or any advance with respect  thereto) of the last Mortgage
Loan  remaining  in the  Trust  Fund or the  disposition  of all  property  in respect  thereof and the  distribution  to  Certificateholders  of all amounts required to be distributed  pursuant to the Agreement.  In no event,  however, will the trust  created by the  Agreement  continue  beyond the earlier of (i)
the  expiration  of  21 years  from  the  death of the  last  survivor  of the descendants  living at the date of the Agreement of a certain  person named in the  Agreement  or (ii) the  Distribution  Date in  March 2037.  Any term used herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed  inconsistent  with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available funds to                                                             ,

for the account of                                                             ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT B

                        FORM OF CLASS 5-M CERTIFICATE

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER  NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES
AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                     :     1

Cut-off Date                        :     November 1, 2004

First Distribution Date             :     December 27, 2004

Initial Certificate Balance
of this Certificate
("Denomination")              :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     March 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                Class 5-M-[__]

      evidencing a percentage  interest in the  distributions  allocable to the Certificates of the above-referenced  Class with respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal in respect of this  Certificate  is  distributable  monthly as set forth  herein.  Accordingly,  the  Certificate  Balance at any time may be less than the Certificate  Balance as set forth herein.  This Certificate does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special
Servicer,  the Trust  Administrator or the Trustee referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This  certifies  that  CEDE  &  CO.,  is  the  registered  owner  of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates  of the  Class to which  this  Certificate  belongs)  in  certain monthly  distributions  with respect to a Trust Fund  consisting  primarily of
the  Mortgage  Loans   deposited  by  Credit  Suisse  First  Boston   Mortgage
Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a
Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above
(the "Agreement") among Credit Suisse First Boston Mortgage  Securities Corp., as  Depositor,  DLJ Mortgage  Capital,  Inc., as a Seller,  Washington  Mutual
Mortgage Securities Corp., as a Servicer,  GreenPoint Mortgage Funding,  Inc.,
as a Servicer,  Select  Portfolio  Servicing,  Inc.,  as a Servicer,  Wilshire
Credit  Corporation,  as Special Servicer,  U.S. Bank National  Association as
Trustee,  and Wells Fargo  Bank,  N. A., as a Servicer,  Master  Servicer  and
Trust  Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                Class 5-M-[__]

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed  Pass-Through Certificates,  Series 2004-4, of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates other than the LIBOR  Certificates  held in Book-Entry  Form,  the last day of the calendar month preceding the month in which such  Distribution Date occurs and (2) with respect to the LIBOR  Certificates  held in Book-Entry Form only, the  close  of  business  on the  last  Business  Day of  the  calendar  month immediately preceding the calendar month of such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

      On any  Distribution  Date  on  which  the  aggregate  Stated  Principal
Balance  of the Group 1  Mortgage  Loans,  the  Group 2  Mortgage  Loans,  the
Group 3  Mortgage Loans and the Group 4 Mortgage Loans is equal to 10% or less of the aggregate Stated  Principal  Balance of the Group 1 Mortgage Loans, the
Group 2 Mortgage Loans,  the Group 3  Mortgage Loans and the Group 4  Mortgage
Loans as of the Cut-off Date, the  Terminating  Entity will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 1  Mortgage
Loans,  Group 2 Mortgage Loans,  Group 3  Mortgage Loans and Group 4  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  On any  Distribution
Date on which the aggregate Stated  Principal  Balance of the Group 5 Mortgage
Loans  is  equal  to 10% or  less  of the  sum  of (x)  the  aggregate  Stated
Principal  Balance of the Group 5  Mortgage  Loans as of the Cut-off  Date and
(y) the  Prefunded  Amount,  the  Terminating  Entity  will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 5  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  In the event that no
such  optional   termination  occurs,  the  obligations  and  responsibilities created by the  Agreement  will  terminate  upon the later of the  maturity or other  liquidation (or any advance with respect  thereto) of the last Mortgage
Loan  remaining  in the  Trust  Fund or the  disposition  of all  property  in respect  thereof and the  distribution  to  Certificateholders  of all amounts required to be distributed  pursuant to the Agreement.  In no event,  however, will the trust  created by the  Agreement  continue  beyond the earlier of (i)
the  expiration  of  21 years  from  the  death of the  last  survivor  of the descendants  living at the date of the Agreement of a certain  person named in the  Agreement  or (ii) the  Distribution  Date in  March 2037.  Any term used herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed  inconsistent  with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available funds to                                                             ,

for the account of                                                             ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT C

                        FORM OF CLASS C-B CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES
AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS  CERTIFICATE HAS NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933,
AS AMENDED  ("THE ACT").  ANY RESALE OR TRANSFER OF THIS  CERTIFICATE  WITHOUT
REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED
FROM  THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN  ACCORDANCE  WITH THE
PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA-RESTRICTED  CERTIFICATE
OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS
TO THE TRUSTEE (I) A REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE
IS NOT AN  EMPLOYEE  BENEFIT  PLAN  OR  ARRANGEMENT  SUBJECT  TO THE  EMPLOYEE
RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR SECTION 4975
OF THE CODE OR A PERSON  USING  THE  ASSETS OF SUCH A PLAN OR  ARRANGEMENT  OR
(II) IF THE  PURCHASER IS AN INSURANCE  COMPANY AND THE  CERTIFICATE  HAS BEEN
THE  SUBJECT  OF  AN  ERISA-QUALIFYING   UNDERWRITING,   A  REPRESENTATION  IN
ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN OR (III)
AN OPINION  OF COUNSEL IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE  AGREEMENT
REFERRED  TO  HEREIN.  IN THE EVENT  THE  REPRESENTATIONS  REFERRED  TO IN THE
PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH REPRESENTATION  SHALL BE DEEMED TO
HAVE  BEEN  MADE  TO  THE  TRUSTEE  BY THE  TRANSFEREE'S  ACCEPTANCE  OF  THIS
CERTIFICATE,  OR BY ANY  BENEFICIAL  OWNER WHO  PURCHASES  AN INTEREST IN THIS
CERTIFICATE  IN  BOOK-ENTRY  FORM.  IN  THE  EVENT  THAT A  REPRESENTATION  IS
VIOLATED,   OR  ANY  ATTEMPT  TO  TRANSFER  THIS  CERTIFICATE  TO  A  PLAN  OR
ARRANGEMENT  OR PERSON  USING A PLAN'S OR  ARRANGEMENT'S  ASSETS IS  ATTEMPTED
WITHOUT  THE  DELIVERY  TO THE  TRUSTEE OF THE  OPINION  OF COUNSEL  DESCRIBED
ABOVE,  THE ATTEMPTED  TRANSFER OR  ACQUISITION OF THIS  CERTIFICATE  SHALL BE
VOID AND OF NO EFFECT.

Certificate No.                     :     1

Cut-off Date                        :     November 1, 2004

First Distribution Date             :     December 27, 2004

Initial Certificate Balance
of this Certificate
("Denomination")              :

Initial Certificate Balances
of all Certificates
of this Class                       :

Percentage Interest                 :     100%

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     March 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                Class C-B-[__]

      evidencing a percentage  interest in the  distributions  allocable to the Certificates of the above-referenced  Class with respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Master Servicer,  the
Servicers,  the  Special  Servicer,  the  Trustee  or the Trust  Administrator
referred  to  below  or any  of  their  respective  affiliates.  Neither  this
Certificate   nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

      This certifies that [_____________________________________________],  is the registered owner of the Percentage  Interest evidenced by this Certificate
(obtained by dividing the  denomination  of this  Certificate by the aggregate of  the  denominations  of  all  Certificates  of  the  Class  to  which  this
Certificate belongs) in certain monthly  distributions with respect to a Trust
Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse
First Boston Mortgage  Securities Corp. (the "Depositor").  The Trust Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among  Credit  Suisse  First Boston
Mortgage  Securities  Corp., as Depositor,  DLJ Mortgage  Capital,  Inc., as a
Seller,   Washington   Mutual  Mortgage   Securities  Corp.,  as  a  Servicer,
GreenPoint Mortgage Funding, Inc., as a Servicer,  Select Portfolio Servicing,
Inc., as a Servicer,  Wilshire Credit Corporation,  as Special Servicer,  U.S.
Bank  National  Association  as  Trustee,  and Wells Fargo  Bank,  N.A.,  as a
Servicer,  Master Servicer and Trust Administrator.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the
Agreement.  This  Certificate  is issued  under and is  subject  to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such
Holder is bound.

      [For  C-B-4,  C-B-5 and C-B-6  only] [No  transfer  of this  Certificate shall  be  made  unless  such  transfer  is  made  pursuant  to  an  effective registration  statement  under the  Securities  Act and any  applicable  state securities  laws or is exempt from the  registration  requirements  under said
Act and such  laws.  In the event that a  transfer  is to be made in  reliance upon an exemption  from the  Securities  Act and such laws, in order to assure compliance  with the  Securities  Act and  such  laws,  the  Certificateholder desiring  to effect such  transfer  and such  Certificateholder's  prospective transferee shall each certify to the Trust  Administrator in writing the facts surrounding  the transfer and (i) deliver a letter in  substantially  the form of either  Exhibit L and  either  (A)  Exhibit M 1,  provided  that all of the
Certificates  of  the  Class  shall  be  transferred  to one  investor  or the
Depositor  otherwise  consents  to such  transfer,  or (B) Exhibit M 2 or (ii)
there  shall be  delivered  to the Trust  Administrator  at the expense of the transferor  an Opinion of Counsel that such  transfer may be made  pursuant to an exemption  from the  Securities  Act. The Holder hereof  desiring to affect such transfer  shall,  and does hereby agree to,  indemnify  the Trustee,  the
Trust  Administrator  and the Depositor  against any liability that may result if the  transfer  is not so  exempt  or is not made in  accordance  with  such federal and state laws.]

      Pursuant  to  Section 6.02(f)  of  the  Agreement,  no  transfer  of  an
ERISA-Restricted  Certificate  shall be made  unless  the  Trustee  shall have received  either  (i) a  representation  letter  from the  transferee  of such
ERISA-Restricted  Certificate,   acceptable  to  and  in  form  and  substance
satisfactory  to the Trust  Administrator,  to the effect that such transferee is not an employee  benefit  plan or  arrangement  subject to  Section 406  of
ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or  arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund, (ii) if the purchaser is an  insurance  company and the  ERISA-Restricted  Certificate  has been the subject  of  an  ERISA-Qualifying  Underwriting,  a  representation  that  the purchaser is an insurance  company which is purchasing such  Certificates with funds  contained in an "insurance  company  general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption  95-60
("PTCE  95-60"))  and that the purchase  and holding of such  Certificate  are covered  under  Sections  I and III of PTCE  95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for registration in the name of an employee  benefit  plan  subject to ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  or a person using such plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory  to the
Trust  Administrator  to the  effect  that the  purchase  or  holding  of such
Certificate will not result in prohibited  transactions  under  Section 406 of
ERISA and/or Section 4975 of the Code and will not subject the Depositor,  the
Trustee,  the Trust  Administrator,  the Master Servicer or any other Servicer to any  obligation in addition to those  undertaken in this  Agreement,  which
Opinion  of  Counsel  shall not be an  expense  of such  parties  or the Trust
Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the trustee by the transferee's acceptance of an ERISA-Restricted  Certificate or by any  beneficial  owner who purchases an interest in this  certificate in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt to transfer an  ERISA-Restricted  Certificate to a plan or arrangement or person  using a plan's or  arrangement's  assets is  attempted  without the delivery  to the  Trustee  of the  Opinion  of Counsel  described  above,  the attempted  transfer or acquisition of this certificate shall be void and of no effect.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                Class C-B-[__]

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed  Pass-Through Certificates,  Series 2004-4, of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates other than the LIBOR  Certificates  held in Book-Entry  Form,  the last day of the calendar month preceding the month in which such  Distribution Date occurs and (2) with respect to the LIBOR  Certificates  held in Book-Entry Form only, the  close  of  business  on the  last  Business  Day of  the  calendar  month immediately preceding the calendar month of such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

      On any  Distribution  Date  on  which  the  aggregate  Stated  Principal
Balance  of  Mortgage  Loans is equal to 10% or less of the  aggregate  Stated
Principal  Balance  of  the  Mortgage  Loans  as  of  the  Cut-off  Date,  the
Terminating  Entity  will have the option to  repurchase,  in whole,  from the
Trust Fund all remaining  Mortgage Loans and all property  acquired in respect of such  Mortgage  Loans at a purchase  price  determined  as  provided in the
Agreement.  In the  event  that  no  such  optional  termination  occurs,  the obligations and responsibilities  created by the Agreement will terminate upon the later of the  maturity or other  liquidation  (or any advance with respect thereto)  of the  last  Mortgage  Loan  remaining  in the  Trust  Fund  or the disposition  of all  property  in  respect  thereof  and the  distribution  to
Certificateholders  of all amounts required to be distributed  pursuant to the
Agreement.  In no event,  however,  will the trust  created  by the  Agreement continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last  survivor of the  descendants  living at the date of the Agreement of a certain  person named in the Agreement or (ii) the  Distribution  Date in
November 2037.  Any term used  herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and  nothing  herein  shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available funds to                                                             ,

for the account of                                                             ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

                                 EXHIBIT D-1

                         FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP OF "RESIDUAL  INTERESTS" ISSUED BY "REAL ESTATE MORTGAGE  INVESTMENT
CONDUITS,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS
THE  PROPOSED  TRANSFEREE  DELIVERS  TO THE  TRUST  ADMINISTRATOR  A  TRANSFER
AFFIDAVIT IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE  AGREEMENT  REFERRED TO
HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS
THE TRANSFEREE  DELIVERS TO THE TRUSTEE A REPRESENTATION  LETTER TO THE EFFECT
THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR ARRANGEMENT  SUBJECT
TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")
OR  ARRANGEMENT,  OR SECTION  4975 OF THE CODE OR A PERSON USING THE ASSETS OF
SUCH A PLAN OR  ARRANGEMENT.  NOTWITHSTANDING  ANYTHING  ELSE TO THE  CONTRARY
HEREIN,  ANY  PURPORTED  TRANSFER  OF THIS  CERTIFICATE  TO OR ON BEHALF OF AN
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO ERISA OR TO THE CODE SHALL BE
VOID AND OF NO EFFECT.

Certificate No.                     :     1

Cut-off Date                        :     November 1, 2004

First Distribution Date             :     December 27, 2004

Initial Certificate Balance
of this Certificate
("Denomination")              :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     March 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                   Class AR

      evidencing a percentage  interest in the  distributions  allocable to  the  Class  AR  Certificates  with  respect  to a  Trust  Fund consisting  primarily of a pool of  adjustable  rate  conventional mortgage  loans (the "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal in respect of this  Certificate  is  distributable  monthly as set forth  herein.  Accordingly,  the  Certificate  Balance at any time may be less than the Certificate  Balance as set forth herein.  This Certificate does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special
Servicer,  the Trustee or the Trust Administrator  referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This  certifies  that Credit Suisse First Boston LLC, is the  registered owner of the Percentage  Interest  evidenced by this Certificate  (obtained by dividing  the  denomination  of  this  Certificate  by  the  aggregate  of the denominations  of all  Certificates  of the  Class to which  this  Certificate belongs)  in  certain  monthly  distributions  with  respect  to a Trust  Fund consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse First
Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The  Trust  Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among  Credit  Suisse  First Boston
Mortgage  Securities  Corp., as Depositor,  DLJ Mortgage  Capital,  Inc., as a
Seller,   Washington   Mutual  Mortgage   Securities  Corp.,  as  a  Servicer,
GreenPoint Mortgage Funding, Inc., as a Servicer,  Select Portfolio Servicing,
Inc., as a Servicer,  Wilshire Credit Corporation,  as Special Servicer,  U.S.
Bank  National  Association  as Trustee,  and Wells  Fargo  Bank,  N. A., as a
Servicer,  Trust Administrator and Master Servicer.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the
Agreement.  This  Certificate  is issued  under and is  subject  to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such
Holder is bound.

      Any  distribution  of the proceeds of any remaining  assets of the Trust
Fund  will be made  only  upon  presentment  and  surrender  of this  Class AR
Certificate at the Corporate  Trust Office or the office or agency  maintained by the Trust Administrator in New York, New York.

      Pursuant  to  Section 6.02(f)  of the  Agreement,  no  transfer  of this
Residual  Certificate  shall be made unless the Trustee  shall have received a representation  letter from the transferee of such Certificate,  acceptable to and in form and  substance  satisfactory  to the Trust  Administrator,  to the effect that such  transferee  is not an employee  benefit plan or  arrangement subject  to  Section 406  of ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust
Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the Trustee by the transferee's  acceptance of this Residual Certificate or by any  beneficial  owner  who  purchases  an  interest  in this  Certificate  in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt to transfer  this Residual  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's  assets is  attempted,  the  attempted transfer or acquisition of this Certificate shall be void and of no effect.

      Each Holder of this Class AR  Certificate  will be deemed to have agreed to be bound by the  restrictions  of the Agreement,  including but not limited to the  restrictions  that (i) each person  holding or acquiring any Ownership
Interest in this Class AR Certificate must be a Permitted Transferee,  (ii) no
Ownership  Interest in this Class AR Certificate  may be  transferred  without delivery to the Trust  Administrator  of a transfer  affidavit  of the initial owner or the  proposed  transferee  in the form  described  in the  Agreement,
(iii) each person  holding or acquiring any  Ownership  Interest in this Class
AR  Certificate  must  agree to require a  transfer  affidavit  from any other person to whom such  person  attempts to Transfer  its  Ownership  Interest in this Class AR  Certificate as required  pursuant to the  Agreement,  (iv) each
person   holding  or  acquiring  an  Ownership   Interest  in  this  Class  AR
Certificate must agree not to transfer an Ownership  Interest in this Class AR
Certificate if it has actual  knowledge that the proposed  transferee is not a
Permitted  Transferee  and (v) any  attempted  or  purported  transfer  of any
Ownership  Interest  in  this  Class  AR  Certificate  in  violation  of  such restrictions  will be absolutely  null and void and will vest no rights in the purported transferee.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                   Class AR

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed Pass-Through Certificates,  Series 2004-4,  of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates other than the LIBOR  Certificates  held in Book-Entry  Form,  the last day of the calendar month preceding the month in which such  Distribution Date occurs and (2) with respect to the LIBOR  Certificates  held in Book-Entry Form only, the  close  of  business  on the  last  Business  Day of  the  calendar  month immediately preceding the calendar month of such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

      On any  Distribution  Date  on  which  the  aggregate  Stated  Principal
Balance  of the Group 1  Mortgage  Loans,  the  Group 2  Mortgage  Loans,  the
Group 3  Mortgage Loans and the Group 4 Mortgage Loans is equal to 10% or less of the aggregate Stated  Principal  Balance of the Group 1 Mortgage Loans, the
Group 2 Mortgage Loans,  the Group 3  Mortgage Loans and the Group 4  Mortgage
Loans as of the Cut-off Date, the  Terminating  Entity will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 1  Mortgage
Loans,  Group 2 Mortgage Loans,  Group 3  Mortgage Loans and Group 4  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  On any  Distribution
Date on which the aggregate Stated  Principal  Balance of the Group 5 Mortgage
Loans  is  equal  to 10% or  less  of the  sum  of (x)  the  aggregate  Stated
Principal  Balance of the Group 5  Mortgage  Loans as of the Cut-off  Date and
(y) the  Prefunded  Amount,  the  Terminating  Entity  will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 5  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  In the event that no
such  optional   termination  occurs,  the  obligations  and  responsibilities created by the  Agreement  will  terminate  upon the later of the  maturity or other  liquidation (or any advance with respect  thereto) of the last Mortgage
Loan  remaining  in the  Trust  Fund or the  disposition  of all  property  in respect  thereof and the  distribution  to  Certificateholders  of all amounts required to be distributed  pursuant to the Agreement.  In no event,  however, will the trust  created by the  Agreement  continue  beyond the earlier of (i)
the  expiration  of  21 years  from  the  death of the  last  survivor  of the descendants  living at the date of the Agreement of a certain  person named in the  Agreement  or (ii) the  Distribution  Date in  March 2037.  Any term used herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed  inconsistent  with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available funds to                                                             ,

for the account of                                                             ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

                                 EXHIBIT D-2

                        FORM OF CLASS AR-L CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS
THE  PROPOSED  TRANSFEREE  DELIVERS  TO THE  TRUST  ADMINISTRATOR  A  TRANSFER
AFFIDAVIT IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE  AGREEMENT  REFERRED TO
HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS
THE TRANSFEREE  DELIVERS TO THE TRUSTEE A REPRESENTATION  LETTER TO THE EFFECT
THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR ARRANGEMENT  SUBJECT
TO SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS
AMENDED  ("ERISA")  OR  ARRANGEMENT,  OR SECTION  4975 OF THE CODE OR A PERSON
USING  THE  ASSETS  OF SUCH A PLAN OR  ARRANGEMENT.  NOTWITHSTANDING  ANYTHING
ELSE TO THE CONTRARY HEREIN,  ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR
ON BEHALF OF AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO ERISA OR TO
THE CODE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                     :     1

Cut-off Date                        :     November 1, 2004

First Distribution Date             :     December 27, 2004

Initial Certificate Balance
of this Certificate
("Denomination")              :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     March 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                  Class AR-L

      evidencing a percentage  interest in the  distributions  allocable to the  Class  AR-L  Certificates  with  respect  to a Trust  Fund
      consisting   primarily  of  a  pool  of  fixed  rate  conventional
      mortgage  loans (the "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

            Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the Certificate Balance at any time may be less than the Certificate  Balance as set forth herein.  This Certificate does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the Depositor,  the Seller, the Master Servicer,  the Servicer, the Trustee or
the  Trust  Administrator  referred  to  below  or  any  of  their  respective affiliates.  Neither this  Certificate  nor the Mortgage  Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that  [__________________________________],  is the registered  owner of the  Percentage  Interest  evidenced by this  Certificate
(obtained by dividing the  denomination  of this  Certificate by the aggregate of  the  denominations  of  all  Certificates  of  the  Class  to  which  this
Certificate belongs) in certain monthly  distributions with respect to a Trust
Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse
First Boston Mortgage  Securities Corp. (the "Depositor").  The Trust Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among  Credit  Suisse  First Boston
Mortgage  Securities  Corp., as Depositor,  DLJ Mortgage  Capital,  Inc., as a
Seller,   Washington   Mutual  Mortgage   Securities  Corp.,  as  a  Servicer,
GreenPoint Mortgage Funding, Inc., as a Servicer,  Select Portfolio Servicing,
Inc., as a Servicer,  Wilshire Credit Corporation,  as Special Servicer,  U.S.
Bank  National  Association  as  Trustee,  and Wells Fargo  Bank,  N.A.,  as a
Servicer,  Master Servicer and Trust Administrator.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the
Agreement.  This  Certificate  is issued  under and is  subject  to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such
Holder is bound.

            Any  distribution  of the proceeds of any remaining  assets of the
Trust  Fund will be made only upon  presentment  and  surrender  of this Class
AR-L  Certificate  at the  Corporate  Trust  Office  or the  office  or agency maintained by the Trust Administrator in New York, New York.

      Pursuant  to  Section 6.02(f)  of the  Agreement,  no  transfer  of this
Residual  Certificate  shall be made unless the Trustee  shall have received a representation  letter from the transferee of such Certificate,  acceptable to and in form and  substance  satisfactory  to the Trust  Administrator,  to the effect that such  transferee  is not an employee  benefit plan or  arrangement subject  to  Section 406  of ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust
Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the Trustee by the transferee's  acceptance of this Residual Certificate or by any  beneficial  owner  who  purchases  an  interest  in this  Certificate  in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt to transfer  this Residual  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's  assets is  attempted,  the  attempted transfer or acquisition of this Certificate shall be void and of no effect.

            Each Holder of this Class AR-L  Certificate will be deemed to have agreed to be bound by the  restrictions  of the  Agreement,  including but not limited to the  restrictions  that (i) each person  holding or  acquiring  any
Ownership  Interest  in  this  Class  AR-L  Certificate  must  be a  Permitted
Transferee,  (ii) no Ownership  Interest in this Class AR-L Certificate may be transferred  without  delivery  to  the  Trust  Administrator  of  a  transfer affidavit  of  the  initial  owner  or the  proposed  transferee  in the  form described  in the  Agreement,  (iii)  each  person  holding or  acquiring  any
Ownership  Interest  in this  Class AR-L  Certificate  must agree to require a transfer  affidavit  from any other  person to whom such  person  attempts  to
Transfer its  Ownership  Interest in this Class AR-L  Certificate  as required pursuant to the Agreement,  (iv) each person holding or acquiring an Ownership
Interest  in this  Class  AR-L  Certificate  must  agree  not to  transfer  an
Ownership  Interest in this Class AR-L  Certificate if it has actual knowledge that  the  proposed  transferee  is not a  Permitted  Transferee  and  (v) any attempted or purported  transfer of any Ownership  Interest in this Class AR-L
Certificate  in violation of such  restrictions  will be  absolutely  null and void and will vest no rights in the purported transferee.

            Reference  is  hereby  made  to the  further  provisions  of  this
Certificate set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

            This  Certificate  shall not be entitled to any benefit  under the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

            IN  WITNESS  WHEREOF,  the Trust  Administrator  has  caused  this
Certificate to be duly executed.

Dated: __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                  Class AR-L

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated  as Credit  Suisse First Boston  Mortgage  Securities
Corp., Adjustable Rate CSFB Mortgage-Backed Pass-Through Certificates,  Series
2004-4,  of the  Series  specified  on the face  hereof  (herein  collectively called the  "Certificates"),  and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees  that it will look  solely to the funds on deposit  in the  Certificate
Account  for  payment  hereunder  and that  neither  the Trustee nor the Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

            Pursuant to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each  month,  or, if such  25th day is not a  Business
Day, the Business Day immediately  following such 25th day (the  "Distribution
Date"),  commencing  on the  first  Distribution  Date  specified  on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of business  on the  applicable  Record  Date in an amount  equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the amount  required to be distributed to Holders of  Certificates of the Class to which this  Certificate  belongs on such  Distribution  Date  pursuant  to the
Agreement.  The Record Date applicable to each  Distribution  Date is the last day of the calendar month preceding the month in which such  Distribution Date occurs.

            Distributions on this  Certificate  shall be made by wire transfer of immediately  available  funds to the account of the Holder hereof at a bank
or   other   entity   having   appropriate   facilities   therefor,   if  such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

            The Agreement  permits,  with certain exceptions therein provided, the amendment  thereof and the  modification  of the rights and obligations of the Trustee, the Trust Administrator and the rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicer,  the  Seller,  the  Trustee  and the  Trust  Administrator  with the consent of the Holders of Certificates  affected by such amendment  evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such  Holder  and upon  all  future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in  exchange  therefor or in lieu  hereof  whether  or not  notation  of such  consent  is made  upon  this
Certificate.  The  Agreement  also permits the amendment  thereof,  in certain limited  circumstances,  without  the  consent  of the  Holders  of any of the
Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  in the
Certificate  Register  of the  Trust  Administrator  upon  surrender  of  this
Certificate for  registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust  Administrator in New York, New York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in  denominations  specified in the Agreement.  As provided in
the  Agreement  and  subject  to  certain   limitations   therein  set  forth,
Certificates  are  exchangeable  for new  Certificates  of the  same  Class in
authorized   denominations  and  evidencing  the  same  aggregate   Percentage
Interest, as requested by the Holder surrendering the same.

            No  service  charge  will be made  for any  such  registration  of transfer or exchange,  but the Trust  Administrator  may require  payment of a sum  sufficient  to cover  any tax or other  governmental  charge  payable  in connection therewith.

            The Depositor,  the Servicer, the Master Servicer, the Seller, the
Trustee  and the  Trust  Administrator  and any  agent of the  Depositor,  the
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicer,  the  Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

            On any  Distribution  Date on which the aggregate Stated Principal
Balance  of the Group 1  Mortgage  Loans,  the  Group 2  Mortgage  Loans,  the
Group 3  Mortgage Loans and the Group 4 Mortgage Loans is equal to 10% or less of the aggregate Stated  Principal  Balance of the Group 1 Mortgage Loans, the
Group 2 Mortgage Loans,  the Group 3  Mortgage Loans and the Group 4  Mortgage
Loans as of the Cut-off Date, the  Terminating  Entity will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 1  Mortgage
Loans,  Group 2 Mortgage Loans,  Group 3  Mortgage Loans and Group 4  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  On any  Distribution
Date on which the aggregate Stated  Principal  Balance of the Group 5 Mortgage
Loans  is  equal  to 10% or  less  of the  sum  of (x)  the  aggregate  Stated
Principal  Balance of the Group 5  Mortgage  Loans as of the Cut-off  Date and
(y) the  Prefunded  Amount,  the  Terminating  Entity  will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 5  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  In the event that no
such  optional   termination  occurs,  the  obligations  and  responsibilities created by the  Agreement  will  terminate  upon the later of the  maturity or other  liquidation (or any advance with respect  thereto) of the last Mortgage
Loan  remaining  in the  Trust  Fund or the  disposition  of all  property  in respect  thereof and the  distribution  to  Certificateholders  of all amounts required to be distributed  pursuant to the Agreement.  In no event,  however, will the trust  created by the  Agreement  continue  beyond the earlier of (i)
the  expiration  of  21 years  from  the  death of the  last  survivor  of the descendants  living at the date of the Agreement of a certain  person named in the  Agreement  or (ii) the  Distribution  Date in  March 2037.  Any term used herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed  inconsistent  with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available funds to                                                             ,

for the account of                                                             ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT E

                         FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES
AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS  CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED  ("THE  ACT").  ANY RESALE OR  TRANSFER  OF THIS  CERTIFICATE  WITHOUT
REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED
FROM  THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN  ACCORDANCE  WITH THE
PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION  6.02(f) OF THE AGREEMENT,  NEITHER THIS  CERTIFICATE  NOR
ANY INTEREST HEREIN MAY BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS TO THE
TRUSTEE (I) A REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT
AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR SECTION 4975 OF THE CODE
OR A PERSON  USING THE  ASSETS OF SUCH A PLAN OR  ARRANGEMENT,  OR (II) IF THE
PURCHASER IS AN INSURANCE  COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF
AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE WITH THE
PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL
IN ACCORDANCE  WITH THE  PROVISIONS OF THE  AGREEMENT  REFERRED TO HEREIN.  IN
THE EVENT THE  REPRESENTATIONS  REFERRED TO IN THE PRECEDING  SENTENCE ARE NOT
FURNISHED,  SUCH  REPRESENTATION  SHALL BE  DEEMED  TO HAVE  BEEN  MADE TO THE
TRUSTEE  BY  THE  TRANSFEREE'S  ACCEPTANCE  OF  THIS  CERTIFICATE,  OR BY  ANY
BENEFICIAL  OWNER WHO PURCHASES AN INTEREST IN THIS  CERTIFICATE IN BOOK-ENTRY
FORM.  IN THE EVENT  THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY  ATTEMPT TO
TRANSFER THIS  CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF
OF A PLAN OR USING A PLAN'S OR ARRANGEMENT'S  ASSETS IS ATTEMPTED  WITHOUT THE
DELIVERY  TO THE  TRUSTEE  OF THE  OPINION  OF COUNSEL  DESCRIBED  ABOVE,  THE
ATTEMPTED  TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO
EFFECT.

THIS  CERTIFICATE  HAS  NO  PRINCIPAL  BALANCE  AND  IS  NOT  ENTITLED  TO ANY
DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                     :     P-1

Cut-off Date                        :     November 1, 2004

First Distribution Date       :     December 27, 2004

Percentage Interest                 :     ____%

CUSIP                         :     007036 EL 6

Maturity Date                       :     March 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4,
                                   Class P

      evidencing  a  100%  Percentage   Interest  in  the  distributions
      allocable  to the  Class P  Certificates  with  respect to a Trust
      Fund   consisting   primarily  of  a  pool  of   adjustable   rate
      conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Master Servicer,  the
Servicers,  the  Special  Servicer,  the  Trustee  or the Trust  Administrator
referred  to  below  or any  of  their  respective  affiliates.  Neither  this
Certificate   nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

      This  certifies  that  _____________________________,  is the registered owner of the Percentage  Interest  evidenced by this Certificate  (obtained by dividing  the  denomination  of  this  Certificate  by  the  aggregate  of the denominations  of all  Certificates  of the  Class to which  this  Certificate belongs)  in  certain  monthly  distributions  with  respect  to a Trust  Fund consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse First
Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The  Trust  Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among  Credit  Suisse  First Boston
Mortgage  Securities  Corp., as Depositor,  DLJ Mortgage  Capital,  Inc., as a
Seller,   Washington   Mutual  Mortgage   Securities  Corp.,  as  a  Servicer,
GreenPoint Mortgage Funding, Inc., as a Servicer,  Select Portfolio Servicing,
Inc., as a Servicer,  Wilshire Credit Corporation,  as Special Servicer,  U.S.
Bank  National  Association  as  Trustee,  and Wells Fargo  Bank,  N.A.,  as a
Servicer,  Master Servicer and Trust Administrator.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the
Agreement.  This  Certificate  is issued  under and is  subject  to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such
Holder is bound.

      No transfer of this  Certificate  shall be made unless such  transfer is made pursuant to an effective  registration statement under the Securities Act and any applicable  state  securities laws or is exempt from the  registration requirements  under  said Act and such laws.  In the event that a transfer  is to be made in reliance  upon an  exemption  from the  Securities  Act and such laws, in order to assure  compliance  with the  Securities  Act and such laws,
the   Certificateholder   desiring   to   effect   such   transfer   and  such
Certificateholder's  prospective  transferee  shall each  certify to the Trust
Administrator in writing the facts  surrounding the transfer and (i) deliver a letter in  substantially  the form of either  Exhibit L and either (A) Exhibit
M-1,  provided that all of the  Certificates of the Class shall be transferred to one investor or the Depositor  otherwise consents to such transfer,  or (B)
Exhibit M-2 or (ii) there shall be  delivered  to the Trust  Administrator  at the expense of the  transferor an Opinion of Counsel that such transfer may be made  pursuant to an exemption  from the  Securities  Act.  The Holder  hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Trust  Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in  accordance with such federal and state laws.

      Pursuant  to  Section 6.02(f)  of  the  Agreement,  no  transfer  of  an
ERISA-Restricted  Certificate  shall be made  unless  the  Trustee  shall have received  either  (i) a  representation  letter  from the  transferee  of such
ERISA-Restricted  Certificate,   acceptable  to  and  in  form  and  substance
satisfactory  to the Trust  Administrator,  to the effect that such transferee is not an employee  benefit  plan or  arrangement  subject to  Section 406  of
ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or  arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund, (ii) if the purchaser is an  insurance  company and the  ERISA-Restricted  Certificate  has been the subject  of  an  ERISA-Qualifying  Underwriting,  a  representation  that  the purchaser is an insurance  company which is purchasing such  Certificates with funds  contained in an "insurance  company  general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption  95-60
("PTCE  95-60"))  and that the purchase  and holding of such  Certificate  are covered  under  Sections  I and III of PTCE  95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for registration in the name of an employee  benefit  plan  subject to ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  or a person using such plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory  to the
Trust  Administrator  to the  effect  that the  purchase  or  holding  of such
Certificate will not result in prohibited  transactions  under  Section 406 of
ERISA and/or Section 4975 of the Code and will not subject the Depositor,  the
Trustee,  the Trust  Administrator,  the Master Servicer or any other Servicer to any  obligation in addition to those  undertaken in this  Agreement,  which
Opinion  of  Counsel  shall not be an  expense  of such  parties  or the Trust
Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the Trustee by the transferee's acceptance of an ERISA-Restricted  Certificate or by any  beneficial  owner who purchases an interest in this  certificate in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt to transfer an  ERISA-Restricted  Certificate to a plan or arrangement or person  using a plan's or  arrangement's  assets is  attempted  without the delivery  to the  Trustee  of the  Opinion  of Counsel  described  above,  the attempted  transfer or acquisition of this certificate shall be void and of no effect.

      Reference is hereby made to the further  provisions of this  Certificate set forth following the signature page hereof,  which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      On any  Distribution  Date  on  which  the  aggregate  Stated  Principal
Balance of the  Mortgage  Loans in  Group 1,  Group 2,  Group 3 and Group 4 is
equal  to 10% or  less  of  the  aggregate  Stated  Principal  Balance  of the
Mortgage  Loans in  Group 1,  Group 2,  Group 3  and Group 4 as of the Cut-off
Date, the  Terminating  Entity will have the option to  repurchase,  in whole, from the Trust Fund all remaining Mortgage Loans in Group 1,  Group 2, Group 3 and Group 4 and all property  acquired in respect of such Mortgage  Loans at a purchase price  determined as provided in the Agreement.  On any  Distribution
Date on which the aggregate Stated  Principal  Balance of the Group 5 Mortgage
Loans is equal to 10% or less of the  aggregate  Stated  Principal  Balance of the Group 5  Mortgage  Loans as of the Cut-off Date,  the  Terminating  Entity
will  have the  option  to  repurchase,  in  whole,  from the  Trust  Fund all remaining  Group 5 Mortgage Loans and all property acquired in respect of such
Mortgage  Loans at a purchase  price  determined as provided in the Agreement.
In the event that no such optional  termination  occurs,  the  obligations and responsibilities  created by the Agreement  will  terminate  upon the later of the maturity or other  liquidation  (or any advance  with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property in respect thereof and the distribution to  Certificateholders of all amounts  required to be distributed  pursuant to the  Agreement.  In no event, however,  will the trust created by the Agreement  continue beyond the earlier of (i) the  expiration  of 21 years from the death of the last survivor of the descendants  living at the date of the Agreement of a certain  person named in the  Agreement  or (ii) the  Distribution  Date in  March 2037.  Any term used herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed  inconsistent  with that meaning.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  _______________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4,
                                   Class P

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable  Rate Mortgage  Trust 2004-4,  of the Series  specified on the face hereof (herein  collectively  called the  "Certificates"),  and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates other than the LIBOR  Certificates  held in Book-Entry  Form,  the last day of the calendar month preceding the month in which such  Distribution Date occurs and (2) with respect to the LIBOR  Certificates  held in Book-Entry Form only, the  close  of  business  on the  last  Business  Day of  the  calendar  month immediately preceding the calendar month of such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor,  each Servicer,  the Master  Servicer,  each Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,  the  Master  Servicer,  each  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available funds to                                                             ,

for the account of                                                             ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT F

                        FORM OF CLASS 5-X CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES
AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS  CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED  ("THE  ACT").  ANY RESALE OR  TRANSFER  OF THIS  CERTIFICATE  WITHOUT
REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED
FROM  THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN  ACCORDANCE  WITH THE
PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION  6.02(f) OF THE AGREEMENT,  NEITHER THIS  CERTIFICATE  NOR
ANY INTEREST HEREIN MAY BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS TO THE
TRUSTEE (I) A REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT
AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR SECTION 4975 OF THE CODE
OR A PERSON  USING THE  ASSETS OF SUCH A PLAN OR  ARRANGEMENT,  OR (II) IF THE
PURCHASER IS AN INSURANCE  COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF
AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE WITH THE
PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL
IN ACCORDANCE  WITH THE  PROVISIONS OF THE  AGREEMENT  REFERRED TO HEREIN.  IN
THE EVENT THE  REPRESENTATIONS  REFERRED TO IN THE PRECEDING  SENTENCE ARE NOT
FURNISHED,  SUCH  REPRESENTATION  SHALL BE  DEEMED  TO HAVE  BEEN  MADE TO THE
TRUSTEE  BY  THE  TRANSFEREE'S  ACCEPTANCE  OF  THIS  CERTIFICATE,  OR BY  ANY
BENEFICIAL  OWNER WHO PURCHASES AN INTEREST IN THIS  CERTIFICATE IN BOOK-ENTRY
FORM.  IN THE EVENT  THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY  ATTEMPT TO
TRANSFER THIS  CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF
OF A PLAN OR USING A PLAN'S OR ARRANGEMENT'S  ASSETS IS ATTEMPTED  WITHOUT THE
DELIVERY  TO THE  TRUSTEE  OF THE  OPINION  OF COUNSEL  DESCRIBED  ABOVE,  THE
ATTEMPTED  TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO
EFFECT.

THIS  CERTIFICATE  HAS  NO  PRINCIPAL  BALANCE  AND  IS  NOT  ENTITLED  TO ANY
DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                     :     1

Cut-off Date                        :     November 1, 2004

First Distribution Date             :     December 27, 2004

Initial Notional Amount of this
Certificate ("Denomination")        :     $0

Initial Class Notional Amount of
all Certificates of this Class            :     $0

Percentage Interest                 :     100%

CUSIP                         :

Pass-Through Rate             :     N/A

Maturity Date                       :     March 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                  Class 5-X

      evidencing  a  100%  Percentage   Interest  in  the  distributions
      allocable to the  Class 5-X  Certificates  with respect to a Trust
      Fund   consisting   primarily  of  a  pool  of   adjustable   rate
      conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Master Servicer,  the
Servicers,  the  Special  Servicer,  the  Trustee  or the Trust  Administrator
referred  to  below  or any  of  their  respective  affiliates.  Neither  this
Certificate   nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

      This certifies that [_____________________________________________],  is the registered owner of the Percentage  Interest evidenced by this Certificate
(obtained by dividing the  denomination  of this  Certificate by the aggregate of  the  denominations  of  all  Certificates  of  the  Class  to  which  this
Certificate belongs) in certain monthly  distributions with respect to a Trust
Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse
First Boston Mortgage  Securities Corp. (the "Depositor").  The Trust Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among  Credit  Suisse  First Boston
Mortgage  Securities  Corp., as Depositor,  DLJ Mortgage  Capital,  Inc., as a
Seller,   Washington   Mutual  Mortgage   Securities  Corp.,  as  a  Servicer,
GreenPoint Mortgage Funding, Inc., as a Servicer,  Select Portfolio Servicing,
Inc., as a Servicer,  Wilshire Credit Corporation,  as Special Servicer,  U.S.
Bank  National  Association  as  Trustee,  and Wells Fargo  Bank,  N.A.,  as a
Servicer,  Master Servicer and Trust Administrator.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the
Agreement.  This  Certificate  is issued  under and is  subject  to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such
Holder is bound.

      No transfer of this  Certificate  shall be made unless such  transfer is made pursuant to an effective  registration statement under the Securities Act and any applicable  state  securities laws or is exempt from the  registration requirements  under  said Act and such laws.  In the event that a transfer  is to be made in reliance  upon an  exemption  from the  Securities  Act and such laws, in order to assure  compliance  with the  Securities  Act and such laws,
the   Certificateholder   desiring   to   effect   such   transfer   and  such
Certificateholder's  prospective  transferee  shall each  certify to the Trust
Administrator in writing the facts  surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either  (A) Exhibit M
1, provided that all of the  Certificates of the Class shall be transferred to one investor or the  Depositor  otherwise  consents to such  transfer,  or (B)
Exhibit M 2 or (ii) there shall be  delivered  to the Trust  Administrator  at the expense of the  transferor an Opinion of Counsel that such transfer may be made  pursuant to an exemption  from the  Securities  Act.  The Holder  hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Trust  Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in  accordance with such federal and state laws.

      Pursuant  to  Section 6.02(f)  of  the  Agreement,  no  transfer  of  an
ERISA-Restricted  Certificate  shall be made  unless  the  Trustee  shall have received  either  (i) a  representation  letter  from the  transferee  of such
ERISA-Restricted  Certificate,   acceptable  to  and  in  form  and  substance
satisfactory  to the Trust  Administrator,  to the effect that such transferee is not an employee  benefit  plan or  arrangement  subject to  Section 406  of
ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or  arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund, (ii) if the purchaser is an  insurance  company and the  ERISA-Restricted  Certificate  has been the subject  of  an  ERISA-Qualifying  Underwriting,  a  representation  that  the purchaser is an insurance  company which is purchasing such  Certificates with funds  contained in an "insurance  company  general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption  95-60
("PTCE  95-60"))  and that the purchase  and holding of such  Certificate  are covered  under  Sections  I and III of PTCE  95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for registration in the name of an employee  benefit  plan  subject to ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  or a person using such plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory  to the
Trust  Administrator  to the  effect  that the  purchase  or  holding  of such
Certificate will not result in prohibited  transactions  under  Section 406 of
ERISA and/or Section 4975 of the Code and will not subject the Depositor,  the
Trustee,  the Trust  Administrator,  the Master Servicer or any other Servicer to any  obligation in addition to those  undertaken in this  Agreement,  which
Opinion  of  Counsel  shall not be an  expense  of such  parties  or the Trust
Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the Trustee by the transferee's acceptance of an ERISA-Restricted  Certificate or by any  beneficial  owner who purchases an interest in this  certificate in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt to transfer an  ERISA-Restricted  Certificate to a plan or arrangement or person  using a plan's or  arrangement's  assets is  attempted  without the delivery  to the  Trustee  of the  Opinion  of Counsel  described  above,  the attempted  transfer or acquisition of this certificate shall be void and of no effect.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      On any  Distribution  Date  on  which  the  aggregate  Stated  Principal
Balance  of the Group 1  Mortgage  Loans,  the  Group 2  Mortgage  Loans,  the
Group 3  Mortgage Loans and the Group 4 Mortgage Loans is equal to 10% or less of the aggregate Stated  Principal  Balance of the Group 1 Mortgage Loans, the
Group 2 Mortgage Loans,  the Group 3  Mortgage Loans and the Group 4  Mortgage
Loans as of the Cut-off Date, the  Terminating  Entity will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 1  Mortgage
Loans,  Group 2 Mortgage Loans,  Group 3  Mortgage Loans and Group 4  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  On any  Distribution
Date on which the aggregate Stated  Principal  Balance of the Group 5 Mortgage
Loans  is  equal  to 10% or  less  of the  sum  of (x)  the  aggregate  Stated
Principal  Balance of the Group 5  Mortgage  Loans as of the Cut-off  Date and
(y) the  Prefunded  Amount,  the  Terminating  Entity  will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 5  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  In the event that no
such  optional   termination  occurs,  the  obligations  and  responsibilities created by the  Agreement  will  terminate  upon the later of the  maturity or other  liquidation (or any advance with respect  thereto) of the last Mortgage
Loan  remaining  in the  Trust  Fund or the  disposition  of all  property  in respect  thereof and the  distribution  to  Certificateholders  of all amounts required to be distributed  pursuant to the Agreement.  In no event,  however, will the trust  created by the  Agreement  continue  beyond the earlier of (i)
the  expiration  of  21 years  from  the  death of the  last  survivor  of the descendants  living at the date of the Agreement of a certain  person named in the  Agreement  or (ii) the  Distribution  Date in  March 2037.  Any term used herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed  inconsistent  with that meaning.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                  Class 5-X

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed  Pass-Through Certificates,  Series 2004-4, of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates other than the LIBOR  Certificates  held in Book-Entry  Form,  the last day of the calendar month preceding the month in which such  Distribution Date occurs and (2) with respect to the LIBOR  Certificates  held in Book-Entry Form only, the  close  of  business  on the  last  Business  Day of  the  calendar  month immediately preceding the calendar month of such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available funds to                                                             ,

for the account of                                                             ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT G

                       FORM OF CLASS C-B-1X CERTIFICATE

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER  NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  HAS  NO  PRINCIPAL  BALANCE  AND  IS  NOT  ENTITLED  TO ANY
DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                     :     1

Cut-off Date                        :     November 1, 2004

First Distribution Date             :     December 27, 2004

Initial Notional Amount of this
Certificate ("Denomination")        :     $

Initial Class Notional Amount of
all Certificates of this Class            :     $

Percentage Interest                 :     100%

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     March 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                 Class C-B-1X

      evidencing  a  100%  Percentage   Interest  in  the  distributions
      allocable  to the Class  C-B-1X  Certificates  with  respect  to a
      Trust  Fund  consisting  primarily  of a pool of  adjustable  rate conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Master Servicer,  the
Servicers,  the  Special  Servicer,  the  Trustee  or the Trust  Administrator
referred  to  below  or any  of  their  respective  affiliates.  Neither  this
Certificate   nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

      This  certifies  that  CEDE  &  CO.,  is  the  registered  owner  of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates  of the  Class to which  this  Certificate  belongs)  in  certain monthly  distributions  with respect to a Trust Fund  consisting  primarily of
the  Mortgage  Loans   deposited  by  Credit  Suisse  First  Boston   Mortgage
Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a
Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above
(the "Agreement") among Credit Suisse First Boston Mortgage  Securities Corp., as  Depositor,  DLJ Mortgage  Capital,  Inc., as a Seller,  Washington  Mutual
Mortgage Securities Corp., as a Servicer,  GreenPoint Mortgage Funding,  Inc.,
as a Servicer,  Select  Portfolio  Servicing,  Inc.,  as a Servicer,  Wilshire
Credit  Corporation,  as Special Servicer,  U.S. Bank National  Association as
Trustee,  and Wells  Fargo Bank,  N.A.,  as a Servicer,  Master  Servicer  and
Trust  Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                    Adjustable Rate Mortgage Trust 2004-4,
   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
                                 Class C-B-1X

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed  Pass-Through Certificates,  Series 2004-4, of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates other than the LIBOR  Certificates  held in Book-Entry  Form,  the last day of the calendar month preceding the month in which such  Distribution Date occurs and (2) with respect to the LIBOR  Certificates  held in Book-Entry Form only, the  close  of  business  on the  last  Business  Day of  the  calendar  month immediately preceding the calendar month of such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

      On any  Distribution  Date  on  which  the  aggregate  Stated  Principal
Balance  of the Group 1  Mortgage  Loans,  the  Group 2  Mortgage  Loans,  the
Group 3  Mortgage Loans and the Group 4 Mortgage Loans is equal to 10% or less of the aggregate Stated  Principal  Balance of the Group 1 Mortgage Loans, the
Group 2 Mortgage Loans,  the Group 3  Mortgage Loans and the Group 4  Mortgage
Loans as of the Cut-off Date, the  Terminating  Entity will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 1  Mortgage
Loans,  Group 2 Mortgage Loans,  Group 3  Mortgage Loans and Group 4  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  On any  Distribution
Date on which the aggregate Stated  Principal  Balance of the Group 5 Mortgage
Loans  is  equal  to 10% or  less  of the  sum  of (x)  the  aggregate  Stated
Principal  Balance of the Group 5  Mortgage  Loans as of the Cut-off  Date and
(y) the  Prefunded  Amount,  the  Terminating  Entity  will have the option to repurchase,  in whole,  from the Trust  Fund all  remaining  Group 5  Mortgage
Loans  and all  property  acquired  in  respect  of such  Mortgage  Loans at a purchase price  determined as provided in the Agreement.  In the event that no
such  optional   termination  occurs,  the  obligations  and  responsibilities created by the  Agreement  will  terminate  upon the later of the  maturity or other  liquidation (or any advance with respect  thereto) of the last Mortgage
Loan  remaining  in the  Trust  Fund or the  disposition  of all  property  in respect  thereof and the  distribution  to  Certificateholders  of all amounts required to be distributed  pursuant to the Agreement.  In no event,  however, will the trust  created by the  Agreement  continue  beyond the earlier of (i)
the  expiration  of  21 years  from  the  death of the  last  survivor  of the descendants  living at the date of the Agreement of a certain  person named in the  Agreement  or (ii) the  Distribution  Date in  March 2037.  Any term used herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed  inconsistent  with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available funds to                                                             ,

for the account of                                                             ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT H

                         FORM OF SERVICER INFORMATION

The  following  information  will be e-mailed  to the Master  Servicer by each
Servicer,  other  than  WMMSC,  and to the Trust  Administrator  by the Master
Servicer and WMMSC in accordance with Section 4.06:

Servicer Loan Number
Trust Loan Number (if applicable)
Scheduled Net Interest
Scheduled Principal
Curtailment Applied
Curtailment Adjustment
Mortgage Rate
Servicing Fee Rate
P&I Payment
Beginning Scheduled Balance
Ending Scheduled Balance
Ending Actual Principal Balance
Due Date
Prepayment in full Principal
Prepayment in full Net Interest
Prepayment in full Penalty
Delinquencies:
      1-30
      31-60
      61-90
      91 +
Foreclosures
REO Properties
Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation,
Debt Reduction)

Wells Fargo Bank NA
9062 Old Annapolis Road
Columbia, MD 20145
Attention:  Client Manager, CSFB ARMT 2004-4
Phone No. 410-884-2000
Fax No. 410-715-2380

[name]
Wells Fargo Bank, N.A.
[address]
Phone No. [________]
Fax No. [________]
[email]

                     H-2
WELLS FARGO BANK, N.A.
Form 332

------------------------------------------------------------------------------
Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss
(or gain) as a result of a Mortgage Loan having been foreclosed and
Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity
Report.  The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the
Master Servicer under Section 4.02 of this Agreement (the "Statement Date")
in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated
Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions
The numbers on the form correspond with the numbers listed below.
1.    The actual Unpaid Principal Balance of the Mortgage Loan.
2.    The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7.  Complete as necessary.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.
8.    Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.   The total of lines 1 through 9.

Credits
11-17.      Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a
      Bankruptcy Deficiency, the difference between the Unpaid Principal
      Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid
      Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.
18.   The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.   The total derived from subtracting line 18 from 10.  If the amount
      represents a realized gain, show the amount in parenthesis (   ).

                     H-3
                            WELLS FARGO BANK, N.A.
                         CALCULATION OF REALIZED LOSS

------------------------------------------------------------------------------

            WELLS FARGO BANK, N.A. Trust:  ___________________________
Prepared by:  __________________                      Date:  _______________
Phone:  ______________________

         -------------------       ------------------      -------------------
         Service Loan No.          Servicer Name           Servicer Address

         -------------------       ------------------      -------------------

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________
Liquidation and Acquisition Expenses:
      Actual Unpaid Principal Balance of             $ _______________(1)
      Mortgage Loan
      Interest accrued at Net Rate                    ________________(2)
      Attorney's Fees                                 ________________(3)
      Taxes                                           ________________(4)
      Property Maintenance                            ________________(5)
      MI/Hazard Insurance Premiums                    ________________(6)
      Hazard Loss Expenses                            ________________(7)
      Accrued Servicing Fees                          ________________(8)
      Other (itemize)                                 ________________(9)
                                                      $ _________________
      _________________________________________
                                                      __________________
      _________________________________________
                                                      __________________
      _________________________________________
                                                      __________________
      _________________________________________
Total Expenses                                       $ ______________(10)
Credits:
      Escrow Balance                                 $ ______________(11)
      HIP Refund                                     ________________(12)
      Rental Receipts                                ________________(13)
      Hazard Loss Proceeds                           ________________(14)
      Primary Mortgage Insurance Proceeds            ________________(15)
      Proceeds from Sale of Acquired Property        ________________(16)
      Other (itemize)                                ________________(17)
                                                      ___________________
      _________________________________________
                                                      ___________________
      _________________________________________
Total Credits                                        $________________(18)
Total Realized Loss (or Amount of Gain)              $________________(19)

                                  EXHIBIT I

               FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

                          [_________________, 200_]

U.S. Bank, National Association
      as Trustee for the
Adjustable Rate Mortgage Trust 2004-4
Corporate Trust Services - EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107-2292

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Adjustable Rate Mortgage Trust 2004-4
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

      Re:   Custodial  Agreement,  dated as of  November 1,  2004,  among U.S.
            Bank National Association,  as Trustee, Wells Fargo Bank, N.A., as
            Trust Administrator, and [_______________], as Custodian.

Ladies and Gentlemen:

            In   accordance   with  the   provisions   of   Section 4  of  the
above-referenced  Custodial  Agreement,  the  undersigned,  as the  Custodian, hereby  certifies as to each  Mortgage Loan in the Mortgage Loan Schedule that
(i) it has received  the original  Mortgage  Note and  Assignment  of Mortgage with respect to each  Mortgage  Loan  identified on the Mortgage Loan Schedule attached  hereto  and (ii)  such  Mortgage  Note has been  reviewed  by it and appears  regular on its face and relates to such Mortgage  Loan. The Custodian makes no  representations  as to (i) the validity,  legality,  enforceability, sufficiency,  due  authorization  or  genuineness  of  any  of  the  documents contained in each  Custodial  File or of any of the Mortgage Loans or (ii) the
collectability,   insurability,  effectiveness  or  suitability  of  any  such
Mortgage Loan.

            The  Custodian  hereby  confirms  that  it is  holding  each  such
Mortgage  Note,  Assignment  of Mortgage and  Assignment  of Note as agent and bailee of, and custodian  for the  exclusive  use and benefit,  and subject to the sole  direction,  of the Trustee  pursuant to the terms and  conditions of the Custodial Agreement.

            This Trust Receipt and Initial  Certification  is not divisible or negotiable.

            The Custodian will accept and act on instructions  with respect to the Mortgage  Loans  subject  hereto upon  surrender of this Trust Receipt and
Initial  Certification  at  its  office  at  [CUSTODIAN  ADDRESS],  Attention:
Document Custodian.

            Capitalized  terms used herein shall have the meaning  ascribed to them in the Custodial Agreement.

                                    [_______________________________],
                                       as Custodian

                                    By:
                                         Name:
                                         Title:

                                  EXHIBIT J

                FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

                                    [date]

U.S. Bank, National Association
      as Trustee for the
Adjustable Rate Mortgage Trust 2004-4
Corporate Trust Services - EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107-2292

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Adjustable Rate Mortgage Trust 2004-4
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

      Re:   Custodial  Agreement,  dated as of  November 1,  2004,  among U.S.
            Bank National Association,  as Trustee, Wells Fargo Bank, N.A., as
            Trust Administrator, and [____________________], as Custodian

Ladies and Gentlemen:

            In  accordance  with  the  provisions  of  Section [5][6]  of  the above-referenced  Custodial  Agreement,  the  undersigned,  as the  Custodian, hereby  certifies  that as to each  Mortgage  Loan listed on the Mortgage Loan
Schedule  (other  than any  Mortgage  Loan paid in full or any  Mortgage  Loan listed on the attachment  hereto) it has reviewed the Custodial  Files and has determined  that (i) all documents  required to be delivered to it pursuant to
Sections 2(i)-(ix)  of the  Custodial  Agreement are in its  possession;  (ii)
such  documents  have been reviewed by it and appear regular on their face and
related  to  such  Mortgage  Loan;   (iii)  all  Assignments  of  Mortgage  or
intervening  assignments of mortgage,  as applicable,  have been submitted for recording in the jurisdictions in which recording is necessary;  and (iv) each
Mortgage Note has been endorsed as provided in  Section 2(ii) of the Custodial
Agreement   and  each   Mortgage  has  been   assigned  in   accordance   with
Section 2(vi)   of  the   Custodial   Agreement.   The   Custodian   makes  no
representations   as  to   (i)   the   validity,   legality,   enforceability,
sufficiency,  due  authorization  or  genuineness  of  any  of  the  documents contained in each  Custodial  File or of any of the Mortgage Loans or (ii) the
collectability,   insurability,  effectiveness  or  suitability  of  any  such
Mortgage Loan.

            The  Custodian  hereby  confirms  that  it is  holding  each  such
Custodial  File as agent and bailee of, and  custodian  for the  exclusive use and benefit,  and subject to the sole  direction,  of Trustee  pursuant to the terms and conditions of the Custodial Agreement.

            This Trust  Receipt and Final  Certification  is not  divisible or negotiable.

            The Custodian will accept and act on instructions  with respect to the Mortgage  Loans  subject  hereto upon  surrender of this Trust Receipt and
Initial  Certification  at  its  office  at  [CUSTODIAN  ADDRESS],  Attention:
Document Custodian.

            Capitalized  terms used herein shall have the meaning  ascribed to them in the Custodial Agreement.

                                    [_______________________________],
                                       as Custodian

                                    By:
                                          Name:
                                          Title:

                                  EXHIBIT K

                         FORM OF REQUEST FOR RELEASE

                                    [date]

To:  U.S. Bank National Association

            In connection with the  administration  of the Mortgage Loans held by you as  Trustee  under the  Pooling  and  Servicing  Agreement  dated as of
November 1,  2004, among Credit Suisse First Boston Mortgage Securities Corp., as  Depositor,  DLJ Mortgage  Capital,  Inc., as a Seller,  Washington  Mutual
Mortgage Securities Corp., as a Servicer,  GreenPoint Mortgage Funding,  Inc.,
as a Servicer,  Select  Portfolio  Servicing,  Inc.,  as a Servicer,  Wilshire
Credit Corporation,  as Special Servicer,  U.S. Bank National Association,  as
Trustee, and Wells Fargo Bank, N.A., as a Servicer,  Master Servicer and Trust
Administrator (the "Pooling and Servicing Agreement"),  the undersigned hereby requests a release of the  Mortgage  File held by you as Trustee  with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

____     1.    Mortgage Loan paid in full.
               (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing
               Agreement.)

____     2.    Mortgage Loan repurchased.(The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____     3.    The Mortgage Loan is being foreclosed.

____     4.    Other.  (Describe)
            The undersigned  acknowledges that the above Mortgage File will be held by the  undersigned in accordance  with the provisions of the Pooling and
Servicing  Agreement  and will be returned,  except if the  Mortgage  Loan has been paid in full or  repurchased  (in which  case the  Mortgage  File will be retained by us permanently) when no longer required by us for such purpose.

            Capitalized  terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                    [NAME OF SERVICER]

                                    By:
                                          Name:
                                          Title:

                                  EXHIBIT L

                        FORM OF TRANSFEROR CERTIFICATE
                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

            Re:   [__________________] Mortgage-Backed Pass-Through
                  Certificates, Series 200_-__
Ladies and Gentlemen:

            In connection  with our  disposition of the above  Certificates we certify that (a) we understand that the Certificates  have not been registered under the  Securities  Act of 1933,  as  amended  (the  "Act"),  and are being disposed  by  us  in a  transaction  that  is  exempt  from  the  registration requirements of the Act, (b) we have not offered or sold any  Certificates to, or solicited  offers to buy any  Certificates  from, any person,  or otherwise approached or  negotiated  with any person with respect  thereto,  in a manner that would be  deemed,  or taken any other  action  which  would  result in, a violation of Section 5 of the Act and (c) to the extent we are  disposing of a
Class AR  Certificate,  we have no knowledge the Transferee is not a Permitted
Transferee.

                                    Very truly yours,

                                    Print Name of Transferor

                                    By:
                                          Authorized Officer

                                 EXHIBIT M-1

                          FORM OF INVESTMENT LETTER
                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

            Re:   [__________________] Mortgage-Backed Pass-Through
                  Certificates, Series 200_-__

Ladies and Gentlemen:

            In connection  with our  acquisition of the above  Certificates we certify that (a) we understand that the  Certificates are not being registered under  the  Securities  Act of 1933,  as  amended  (the  "Act"),  or any state securities  laws and are  being  transferred  to us in a  transaction  that is exempt from the  registration  requirements  of the Act and any such laws, (b)
we are an  "accredited  investor,"  as defined in  Regulation D under the Act, and have such knowledge and experience in financial and business  matters that we are  capable  of  evaluating  the merits  and risks of  investments  in the
Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning  the purchase of the  Certificates  and all matters  relating thereto or any additional  information  deemed necessary to our  decision to purchase  the  Certificates,  (d) either (i) we are not an employee  benefit  plan  or  arrangement  that  is  subject  to  the  Employee
Retirement  Income  Security Act of 1974, as amended,  or  Section 4975 of the
Internal Revenue Code of 1986, as amended,  nor are we using the assets of any such plan or  arrangement,  (ii) we are  providing an Opinion of Counsel which establishes to the reasonable  satisfaction  of the Trust  Administrator  that the purchase and holding of ERISA-Restricted  Certificates by, on behalf of or with "plan assets" of such plan or  arrangement  will not result in non-exempt prohibited  transactions  under  Section 406 of ERISA or  Section 4975  of the
Code,   and  will  not  subject  the   Depositor,   the  Trustee,   the  Trust
Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken  in this  Agreement  or (iii) if, in the case of
ERISA-Restricted   Certificates   that   have   been   the   subject   of   an
ERISA-Qualifying  Underwriting, we are an insurance company, we are purchasing such  Certificates  with funds  contained  in an  "insurance  company  general account" (as such term is defined in  Section V(e)  of Prohibited  Transaction
Class  Exemption  95-60  ("PTCE  95-60")) and our purchase and holding of such
Certificates  are covered under  Sections I and III of PTCE 95-60,  (e) we are acquiring the  Certificates  for investment for our own account and not with a view to any distribution of such  Certificates  (but without  prejudice to our right  at all  times  to sell or  otherwise  dispose  of the  Certificates  in accordance  with  clause  (g)  below),  (f) we have  not  offered  or sold any
Certificates  to,  or  solicited  offers  to buy any  Certificates  from,  any person,  or otherwise  approached or  negotiated  with any person with respect thereto,  or taken any other  action  which  would  result in a  violation  of
Section 5 of the Act, and (g) we will not sell,  transfer or otherwise dispose of any  Certificates  unless (1) such sale,  transfer or other  disposition is made  pursuant  to an  effective  registration  statement  under the Act or is exempt from such registration  requirements,  and if requested, we will at our expense  provide an opinion of counsel  satisfactory to the addressees of this
Certificate  that  such  sale,  transfer  or  other  disposition  may be  made pursuant to an exemption  from the Act, (2) the  purchaser  or  transferee  of
such   Certificate  has  executed  and  delivered  to  you  a  certificate  to substantially  the same effect as this  certificate,  and (3) the purchaser or transferee  has otherwise  complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    Print Name of Transferor

                                    By:
                                          Authorized Officer

                                 EXHIBIT M-2

                           FORM OF RULE 144A LETTER
                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

            Re:   [__________________] Mortgage-Backed Pass-Through
                  Certificates, Series 200_-__

Ladies and Gentlemen:

            In connection  with our  acquisition of the above  Certificates we certify that (a) we understand that the  Certificates are not being registered under  the  Securities  Act of 1933,  as  amended  (the  "Act"),  or any state securities  laws and are  being  transferred  to us in a  transaction  that is exempt from the  registration  requirements  of the Act and any such laws, (b)
we have such knowledge and  experience in financial and business  matters that we are  capable  of  evaluating  the merits  and risks of  investments  in the
Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning  the purchase of the  Certificates  and all matters  relating thereto or any additional  information  deemed necessary to our  decision to purchase  the  Certificates,  (d) either (i) we are not an employee  benefit  plan  or  arrangement  that  is  subject  to  the  Employee
Retirement  Income  Security Act of 1974, as amended,  or  Section 4975 of the
Internal Revenue Code of 1986, as amended,  nor are we using the assets of any such plan or  arrangement,  (ii) we are  providing an Opinion of Counsel which establishes to the reasonable  satisfaction  of the Trust  Administrator  that the purchase and holding of ERISA-Restricted  Certificates by, on behalf of or with "plan  assets" of such plan will not  result in a  non-exempt  prohibited transaction  under  Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor,  the Trustee, the Trust  Administrator,  the Master
Servicer  or any  other  Servicer  to any  obligation  in  addition  to  those undertaken in this  Agreement or (iii) if, in the case of an  ERISA-Restricted
Certificates that have been the subject of an  ERISA-Qualifying  Underwriting, we are an insurance  company,  we are purchasing such  Certificates with funds contained in an "insurance  company general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption  95-60  ("PTCE
95-60")) and our purchase and holding of such  Certificates  are covered under
Sections I and III of PTCE 95-60,  (e) we have not,  nor has anyone  acting on our behalf offered,  transferred,  pledged,  sold or otherwise disposed of the
Certificates,  any interest in the  Certificates or any other similar security to,  or  solicited  any  offer to buy or  accept a  transfer,  pledge or other disposition  of the  Certificates,  any  interest in the  Certificates  or any other  similar  security  from, or otherwise  approached  or  negotiated  with respect to the  Certificates,  any interest in the  Certificates  or any other similar  security  with,  any  person  in any  manner,  or  made  any  general solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a distribution  of the  Certificates under the Act or that  would  render the  disposition  of the  Certificates  a violation of Section 5 of the Act or require  registration  pursuant  thereto, nor will act, nor has  authorized or will authorize any person to act, in such
manner  with   respect  to  the   Certificates,   (f)  we  are  a   "qualified
institutional  buyer"  as that  term is  defined  in Rule  144A  under the Act
("Rule 144A") and have completed  either of the forms of certification to that effect  attached  hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance  on Rule 144A,  and (i) we are  acquiring  the
Certificates  for our own  account  or for  resale  pursuant  to Rule 144A and
further,   understand  that  such  Certificates  may  be  resold,  pledged  or transferred  only  (A)  to a  person  reasonably  believed  to be a  qualified institutional  buyer that  purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given  that the  resale, pledge or transfer is being made in reliance on Rule 144A,  or (B) pursuant to another exemption from registration under the Act.

                                    Very truly yours,

                                    Print Name of Transferor

                                    By:
                                          Authorized Officer

                                  EXHIBIT N

              FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                        : ss.:
COUNTY OF         )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1.    That he is [Title of Officer] or [Name of Owner]  (record or beneficial  owner  (the  "Owner")  of the Class  [AR/AR-L]  Certificates  (the
"Class [AR/AR-L]  Certificates")),  a [savings institution] [corporation] duly
organized   and   existing   under   the   laws  of  [the   State  of  ]  [the
United States], on behalf of which he makes this affidavit and agreement.

            2.    That the  Owner  (i) is not and will not be a  "disqualified
organization"   as   of   [date   of   transfer]   within   the   meaning   of
Section 860E(e)(5)  of the  Internal  Revenue  Code of 1986,  as amended  (the
"Code"),  (ii) will endeavor to remain other than a disqualified  organization for so long as it  retains  its  ownership  interest  in the  Class  [AR/AR-L]
Certificates,  and (iii) is acquiring the Class [AR/AR-L] Certificates for its
own   account.   A  "Permitted   Transferee"   is  any  person  other  than  a
"disqualified    organization."    (For   this   purpose,    a   "disqualified
organization"  means the United  States,  any state or  political  subdivision thereof,  any agency or instrumentality of any of the foregoing (other than an instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of whose board of directors  is not  selected  by any such  governmental  entity) or any foreign government,  international  organization or any agency or  instrumentality  of such  foreign  government  or  organization,  any rural  electric or telephone cooperative,  or any organization  (other than certain farmers'  cooperatives)
that is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

            3.    That  the  Owner  is  aware  (i) of the tax  that  would  be
imposed  on  transfers  of  Class   [AR/AR-L]   Certificates  to  disqualified
organizations  under the Code;  (ii) that such tax would be on the transferor, or, if such  transfer  is through an agent  (which  person  includes a broker, nominee or middleman)  for a  non-Permitted  Transferee,  on the agent;  (iii)
that the person  otherwise  liable for the tax shall be relieved of  liability for the tax if the  transferee  furnishes to such person an affidavit that the transferee  is a  Permitted  Transferee  and,  at the time of  transfer,  such person does not have actual  knowledge  that the affidavit is false;  and (iv)
that the Class [AR/AR-L]  Certificates may be "noneconomic residual interests"
within the meaning of Treasury  regulations  promulgated  pursuant to the Code and that the transferor of a noneconomic  residual interest will remain liable for any taxes due with respect to the income on such residual  interest,  if a significant  purpose of the  transfer was to enable the  transferor  to impede the assessment or collection of tax.

            4.    That  the   Owner  is  aware  of  the  tax   imposed   on  a
"pass-through  entity"  holding Class  [AR/AR-L]  Certificates  if at any time during the taxable year of the pass-through entity a non-Permitted  Transferee is the record  holder of an  interest in such  entity.  (For this  purpose,  a
"pass through entity" includes a regulated  investment  company, a real estate investment  trust or common trust fund, a  partnership,  trust or estate,  and certain cooperatives.)

            5.    That the Owner is aware that the Trustee  will not  register the Transfer of any Class [AR/AR-L]  Certificates  unless the  transferee,  or the  transferee's  agent,  delivers to it an affidavit  and  agreement,  among
other  things,   in  substantially   the  same  form  as  this  affidavit  and
agreement.  The Owner  expressly  agrees that it will not  consummate any such transfer if it knows or believes that any of the representations  contained in such affidavit and agreement are false.

            6.    That the Owner has  reviewed the  restrictions  set forth on
the  face  of  the  Class  [AR/AR-L]   Certificates   and  the  provisions  of
Section 6.02  of the Pooling  and  Servicing  Agreement  under which the Class
[AR/AR-L]  Certificates  were issued.  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

            7.    That the Owner  consents to any additional  restrictions  or arrangements  that  shall be  deemed  necessary  upon  advice  of  counsel  to constitute  a  reasonable  arrangement  to  ensure  that the  Class  [AR/AR-L]
Certificates will only be owned,  directly or indirectly,  by an Owner that is a Permitted Transferee.

            8.    That  the   Owner's   Taxpayer   Identification   Number  is
________________.

            9.    That the  Owner  is a  citizen  or  resident  of the  United
States,  a  corporation,  partnership or other entity created or organized in, or under the laws of, the United States,  any State thereof or the District of
Columbia,  or an estate or trust whose income from sources  without the United
States is  includable  in gross income for United  States  federal  income tax purposes  regardless of its connection with the conduct of a trade or business within the United States.

            10.   That no purpose of the Owner  relating  to the  purchase  of the Class  [AR/AR-L]  Certificate  by the  Owner is or will be to  impede  the assessment or collection of tax.

            11.   That the Owner has no present  knowledge or expectation that it will be unable to pay any United  States taxes owed by it so long as any of the Certificates remain outstanding.

            12.   That the Owner has no present  knowledge or expectation that it will become insolvent or subject to a bankruptcy  proceeding for so long as any of the Certificates remain outstanding.

            13.   That no  purpose  of the Owner  relating  to any sale of the
Class  [AR/AR-L]  Certificate by the Owner will be to impede the assessment or collection of tax.

            14.   The Owner hereby  agrees to  cooperate  with the Trustee and to  take  any  action  required  of it by the  Code  or  Treasury  regulations thereunder  (whether  now or  hereafter  promulgated)  in order to  create  or maintain the REMIC status of the Trust Fund.

            15.   That the  Owner is not an  employee  benefit  or other  plan subject to the prohibited  transaction  provisions of the Employee  Retirement
Income  Security Act of 1974, as amended  ("ERISA"),  or  Section 4975  of the
Internal  Revenue Code of 1986,  as amended  (the  "Code") (a "Plan"),  or any other person (including an investment  manager, a named fiduciary or a trustee of any Plan) acting,  directly or  indirectly,  on behalf of or purchasing any
Certificate with "plan assets" of any Plan.

            16.   The Owner  hereby  agrees  that it will not take any  action that  could  endanger  the REMIC  status  of the  Trust  Fund or result in the imposition of tax on the Trust Fund unless  counsel for, or acceptable to, the
Trustee has  provided an opinion  that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

            17.   The  Owner  has  provided  financial   statements  or  other
financial  information  requested by the  transferor  in  connection  with the transfer of the Residual  Certificates  to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

            IN WITNESS  WHEREOF,  the Owner has caused this  instrument  to be executed on its behalf,  pursuant to the  authority of its Board of Directors, by its [Title of Officer]  and its  corporate  seal to be  hereunto  attached, attested by its [Assistant] Secretary, this ____ day of ___________.

                                    [NAME OF OWNER]

                                    By:
                                          [Name of Officer]
                                          [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

            Personally  appeared before me the above-named  [Name of Officer], known or  proved  to me to be the  same  person  who  executed  the  foregoing instrument and to be the [Title of Officer] of the Owner,  and acknowledged to me that he  executed  the  same as his  free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

                                    NOTARY PUBLIC

                                    COUNTY OF

                                    STATE OF

                                    My Commission expires the _____ day of
                                    __________________, 20____.

                                  EXHIBIT O

                         FORM OF TRANSFER CERTIFICATE

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

[_____________________]
[_____________________]
[_____________________]

            Re:   [_________________________] Mortgage Backed Pass Through
                  Certificates, Series 200_ ___, Class AR (the "Certificates")

Ladies and Gentlemen:

            This letter is  delivered  to you in  connection  with the sale by
_________________ (the "Seller") to ____________________________________  (the
"Purchaser")  of a  _______%  Percentage  Interest  in  the  above  referenced
Certificates,  pursuant to Section 6.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"),  dated as of November 1,  2004, among
Credit  Suisse First Boston  Mortgage  Securities  Corp.,  as  Depositor,  DLJ
Mortgage Capital,  Inc., as a Seller,  Washington  Mutual Mortgage  Securities
Corp.,  as a  Servicer,  GreenPoint  Mortgage  Funding,  Inc.,  as a Servicer,
Select Portfolio Servicing, Inc., as a Servicer,  Wilshire Credit Corporation,
as Special  Servicer,  U.S. Bank National  Association  as Trustee,  and Wells
Fargo Bank, N.A., as a Servicer,  Trust Administrator and Master Servicer. All
terms used herein and not otherwise  defined shall have the meanings set forth
in  the  Pooling  and  Servicing  Agreement.   The  Seller  hereby  certifies,
represents and warrants to, and covenants  with, the Depositor and the Trustee that:

            1.    No  purpose  of  the   Seller   relating   to  sale  of  the
Certificate  by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

            2.    The Seller  understands  that the Purchaser has delivered to the Trustee a transfer  affidavit  and  agreement in the form  attached to the
Pooling  and  Servicing  Agreement  as Exhibit N. The Seller  does not know or believe that any representation contained therein is false.

            3.    The  Seller  has  no  actual  knowledge  that  the  proposed
Transferee is not a Permitted Transferee.

            4.    The Seller has no actual  knowledge that the Purchaser would be  unwilling  or unable to pay taxes due on its share of the  taxable  income attributable to the Certificate.

            5.    The Seller has conducted a reasonable  investigation  of the financial  condition of the Purchaser  and, as a result of the  investigation, found that the  Purchaser  has  historically  paid its debts as they came due, and found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they come due in the future.

            6.    The  Purchaser  has  represented  to the Seller that, if the
Certificate  constitutes a noneconomic  residual interest,  it (i) understands
that  as  holder  of  a  noneconomic   residual  interest  it  may  incur  tax
liabilities  in excess of any cash flows  generated by the interest,  and (ii)
intends to pay taxes  associated  with its holding of the  Certificate as they become due.

                                    Very truly yours,

                                    [SELLER]

                                    By:
                                          Name:
                                          Title:

                                  EXHIBIT P

                      FORM OF SPS MORTGAGE LOANS REPORT

         DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER
                              (in Excel format)

                            ALL SPS MORTGAGE LOANS

FIELD FORMAT                                                  FIELD
Name*                                                         Text
Lien Position *                                               Text/Number
FICO Score*                                                   Number
Original Occupancy*                                           Text
Documentation*                                                Text
Purpose*                                                      Text
Original Loan Amount*                                         Number
Original Appraisal Value*                                     Number
Original LTV*                                                 Number
Original P&I*                                                 Number
Original Interest Rate*                                       Number
First Payment Date*                                           MM/DD/YY
Origination Date*                                             MM/DD/YY
Originator*                                                   Text
Loan Term*                                                    Number
Product Type (adjustable rate or fixed rate)*                 Text
Property Type*                                                Text
Street Address*                                               Text
City*                                                         Text
Zip Code*                                                     Text
State*                                                        Text
MI Certificate Number*                                        Number
Prepayment Flag                                               Text
Prepayment Expiration Date                                    MM/DD/YY
Loan Number                                                   Text
Deal Identifier by Loan                                       Text
Current Loan Amount                                           Number
Current LTV                                                   Number
Current Interest Rate                                         Number
Last Interest Payment Date                                    MM/DD/YY
Current P&I Payment Amount                                    Number
Paid Off Code                                                 Text
Scheduled Balance                                             Number
Calculation of Retained Yield by Loan Number (if applicable   Number
to the transaction)
Reporting of Delinquency Status on Defaulted Mortgage Loans   Text
Current Market Value                                          Number
Date of Market Value                                          MM/DD/YY
As-is Value                                                   Number
Repaired Value                                                Number
Type of Valuation                                             Text
Foreclosure Flag                                              Text
Bankruptcy Flag                                               Text
Date NOD sent to MI company                                   MM/DD/YY
Foreclosure Start Date (Referral Date)                        MM/DD/YY
Scheduled Foreclosure Sale Date                               MM/DD/YY
Foreclosure Actual Sale Date                                  MM/DD/YY
Actual Notice of Intent Date                                  MM/DD/YY
Actual First Legal Date                                       MM/DD/YY
Bankruptcy Chapter                                            Number
Actual Bankruptcy Start Date                                  MM/DD/YY
Actual Payment Plan Start and End Dates                       MM/DD/YY
List Date                                                     MM/DD/YY
List Price                                                    Number
Vacancy/Occupancy Status                                      Text
Actual Eviction Start Date                                    MM/DD/YY
Actual Eviction Completion Date                               MM/DD/YY
Actual REO Start Date                                         MM/DD/YY
Sales Price                                                   Number
Actual Closing Date                                           MM/DD/YY
Net Sales Proceeds                                            Number
Mortgage Insurance Claim Filing Date                          MM/DD/YY
Mortgage Insurance Proceeds Received                          Number
Date Mortgage Insurance Proceeds Received                     MM/DD/YY
Collection History

*All amounts will be itemized, and to the extent not itemized, this form will be accompanied by documentation supporting all amounts claimed on this form.

                                  EXHIBIT Q

                   FORM OF FORECLOSURE SETTLEMENT STATEMENT

REMIC #                                                     Ending Interest
                                                            Rate:
Original Amount of Loan:                                    Fixed or
                                                            Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:        /  /
Borrower's Name:
Property Address:

MSP Bank/Category
Note Date:                    /  /
Date of REO:                  /  /
Disposition Date:             /  /

                              Amount      Date of Valuation Type of Valuation
Market Value       AS IS:                        / /
                   Repaired
Supplemental Value AS IS:                        / /
                   Repaired
REO BPO Value:                                   / /
List Price:
Sales Price:

                   Proceeds               Expenses*
List Price:                               Servicing
                                          Advances:
Sales Price:                  0.00                                  Payee 70R01
                                                                   Acquisition:
Broker's                                                       Payee 75R60 REO:
Commission:
Bonus Commission:                                                   Payee 75R49
                                                                   Foreclosure:
Lien Purchase/Paid                                          Payee 75R36 Escrow:
Off:
Seller Closing                                                      Payee 75R52
Costs:                                                              Bankruptcy:
Repair Costs:                                               Discrepancy Amount:
Seller Concessions:                                           Servicing Advance  0.00
                                                                         Total:
Other Closing                             Advances Applied After
Costs:                                    Liquidation:
                                          Prior Additional Advances:
Net Proceeds:                 0.00        Escrow Advance:
                                          Interest on Advances:
Escrow Balance:                           Other Advances:
Suspense Balance:                         Servicing Advance Holdbacks:
Restricted Escrow:                                                     Property
                                                                    Inspection:
Rental Income                                                              BPO:
Received:
Insurance Settlement                                              Lender Placed
Received:                                                            Insurance:
Other:                                                               Utilities:
                                                              REO Repair Costs:
Total Liquidation Proceeds:   0.00                            Foreclosure Fees:
Total Liquidation Expenses:   0.00                                  Bankruptcy:
Net Liquidation Proceeds:     0.00                              Eviction Costs:
Loan Principal Balance:                                           Transfer Tax:
Realized Gain/Loss Amount:    0.00                           Reconveyance Fees:
Additional Proceeds Applied:                                        Demand Fee:
Prior Additional Proceeds:                                     Total Holdbacks:  0.00
Loss Severity:                #DIV/0!                     Other Fees (Including
                                                                   Fee Code B):
Notes:                                                  UPB Accrued Interest to   0.00
                                                                           COE:
                                                            Advanced Delinquent   0.00
                                                                      Interest:
                                                             Stopped Delinquent
                                                                      Interest:
                                                             Deferred Interest:
                                                           Additional Interest:
                                                              Total Liquidation   0.00
                                                                      Expenses:

                                  EXHIBIT R

                                  [RESERVED]

                                  EXHIBIT S

               FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)   With respect to each Class of Certificates which are not Notional
      Amount Certificates and, unless otherwise stated, the related
      Distribution Date,

      (a)   the Initial Class Principal Balance of such Class as of the
            Cut-off Date;

      (b)   the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

      (c)   the amount of the related distribution on such Class allocable to interest;

      (d)   the amount of the related distribution on such Class allocable to principal;

      (e)   the sum of the principal and interest payable to such Class;

      (f)   the Realized Loss allocable to such Class;

      (g)   the Class Unpaid Interest Amount allocable to such Class;

      (h)   the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

      (i)   the Pass-Through Rate for such Class;

      (j)   any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

      (k)   any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)  with respect to each Class of Certificates which are Notional Amount
      Certificates and, unless otherwise stated, the related Distribution
      Date,

      (a)   the Notional Amount of such Class as of the Cut-off Date;

      (b)   the Notional Amount of such Class before giving effect to the distribution of interest;

      (c)   the amount of the related distribution on such Class allocable to interest;

      (d)   the amount of the related distribution on such Class allocable to principal;

      (e)   the sum of the principal and interest payable to such class;

      (f)   the Realized Loss allocable to such Class;

      (g)   the Class Unpaid Interest Amount allocable to such Class;

      (h)   the Notional Amount of such Class after giving effect to the distribution of interest;

      (i)   the Pass-Through Rate for such Class;

      (j)   any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii) with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount
      Certificates and the related Distribution Date,

      (a)   the CUSIP number assigned to such Class;

      (b)   the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

      (c)   the amount of the related distribution allocable to interest on such Class factor;

      (d)   the amount of the related distribution allocable to principal on such Class factor;

      (e)   the sum of the principal and interest payable to such Class factor;

      (f)   the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)  with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

      (a)   the CUSIP number assigned to such Class;

      (b)   the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

      (c)   the amount of the related distribution allocable to interest on such Class factor;

      (d)   the amount of the related distribution allocable to principal on such Class factor;

      (e)   the sum of the principal and interest payable to such Class factor;

      (f)   the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)   with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

      (a)   the Scheduled Payment of principal for such Loan Group;

      (b)   the amount of Principal Prepayments allocable to such Loan Group;

      (c)   the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

      (d)   the Substitution Adjustment Amount allocable to such Loan Group;

      (e)   the amount of Net Liquidation Proceeds allocable to such Loan
            Group;

      (f)   the amount of Insurance Proceeds allocable to such Loan Group;

      (g)   the amount of any other distributions allocable to principal for such Loan Group;

      (h)   the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

      (i)   the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection
            Period;

      (j)   the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

      (k)   the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection
            Period;

      (l)   the Master Servicing Fee, by Loan Group;

      (m)   the sum of the Servicing Fee, the Mortgage Guaranty Insurance
            Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

      (n)   the Trust Administrator Fee applicable to such Loan Group;

      (o)   the amount of current Advances allocable to such Loan Group;

      (p)   the amount of outstanding Advances allocable to such Loan Group;

      (q)   the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt
            Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

      (r)   the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan
            Group;

      (s)   the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

      (t)   the Rolling Three Month Delinquency Rate or Rolling Six Month
            Delinquency Rate for such Loan Group;

      (u)   the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

      (v)   current Realized Losses allocable to such Loan Group;

      (w)   cumulative Realized Losses allocable to such Loan Group;

      (x)   the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

      (y)   the number and principal amount of claims submitted under the
            Mortgage Guaranty Insurance Policy, as applicable;

      (z)   the number and principal amount of claims paid under the
            [RMIC/TGIC/MGIC] PMI Policy, as applicable;

      (aa)  the number of Mortgage Loans in such Loan Group that have
            Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

      (bb)  the aggregate principal balance of Mortgage Loans in such Loan
            Group that have Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

      (cc)  the aggregate amount of Assigned Prepayment Premiums collected for such Loan Group during the related Collection Period, as applicable;

      (dd)  current Realized Losses allocated to each Mortgage Loan in such
            Loan Group that has previously been allocated a Realized Loss;

      (ee)  cumulative Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized
            Loss;

      (ff)  current Recoveries allocable to such Loan Group;

      (gg)  cumulative Recoveries allocable to such Loan Group;

      (hh)  current aggregate Stated Principal Balance of Qualified
            Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group; and

      (ii)  cumulative aggregate Stated Principal Balance of Qualified
            Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(vi)  [reserved]

(vii) with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

      (a)   the Targeted Overcollateralization Amount for such Group;

      (b)   the Overcollateralization Amount for such Group;

      (c)   the Overcollateralization Deficiency for such Group;

      (d)   the Overcollateralization Release Amount for such Group;

      (e)   the Monthly Excess Interest for such Group;

      (f)   the amount of any payment to the [Class __-X] Certificates related to such Group;

      (g)   if applicable, the Excess Interest Amount from an unrelated Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates.

                     T-2
                     T-1
                                  EXHIBIT T

                       FORM OF DEPOSITOR CERTIFICATION

      Re:   Credit Suisse First Boston Mortgage Securities Corp.,
            Adjustable Rate Mortgage Trust 2004-4,
            Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series
            2004-4

            I, __________________________, certify that:

            1.    I have  reviewed  this annual  report on Form 10-K,  and all reports on Form 8-K  containing  distribution  and servicing  reports filed in respect of periods  included  in the year  covered by this annual  report,  of
Adjustable  Rate  Mortgage  Trust  2004-4,   Adjustable  Rate  Mortgage-Backed
Pass-Through Certificates, Series 2004-4 (the "Trust");

            2.    Based on my knowledge,  the  information  in these  reports, taken as a whole,  does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

            3.    Based  on  my  knowledge,   the   distribution   information
required to be prepared by the Trust  Administrator  based upon the  servicing information  required to be provided by each Servicer and the Master  Servicer under the Pooling and Servicing Agreement is included in these reports;

            4.    Based  on  my  knowledge  and  upon  the  annual  compliance statements  included in the report and  required to be  delivered to the Trust
Administrator  in  accordance  with the  terms of the  Pooling  and  Servicing
Agreement and based upon the review  required  under the Pooling and Servicing
Agreement,  and except as  disclosed  in the  report,  each  Servicer  and the
Master Servicer has fulfilled its obligations  under the Pooling and Servicing
Agreement; and

            5.    The reports disclose all significant  deficiencies  relating to each  Servicer's  and the Master  Servicer's  compliance  with the  minimum servicing  standards  based,  in each  case,  upon the report  provided  by an independent  public  accountant,  after conducting a review in compliance with the  Uniform  Single  Attestation  Program  for  Mortgage  Bankers  or similar standard  as set  forth  in the  Pooling  and  Servicing  Agreement,  that  is included in these reports.

            In giving the  certifications  above, I have reasonably  relied on the information provided to me by the following  unaffiliated  parties:  [each
Servicer, the Master Servicer, the Trustee or Trust Administrator].

            Capitalized  terms used but not defined  herein have the  meanings ascribed to them in the Pooling and  Servicing  Agreement,  dated  November 1,
2004 (the  "Pooling  and  Servicing  Agreement"),  among  Credit  Suisse First
Boston  Mortgage  Securities  Corp.,  as  depositor  (the  "Depositor"),   DLJ
Mortgage  Capital,   Inc.,  as  a  seller  (in  such  capacity,  a  "Seller"),
Washington Mutual Mortgage Securities Corp., as a seller (in such capacity,  a
"Seller")  and  a  servicer  (in  such  capacity,  a  "Servicer"),  GreenPoint
Mortgage  Funding,  Inc.,  as a servicer  (in such  capacity,  a  "Servicer"),
Select  Portfolio  Servicing,  Inc.,  as  a  servicer  (in  such  capacity,  a
"Servicer"),  Wilshire  Credit  Corporation,  as  special  servicer,  (in such capacity,  the "Special Servicer"),  U.S. Bank National Association as trustee
(the  "Trustee") and Wells Fargo Bank,  N.A., as a servicer (in such capacity,
a  "Servicer")  as  trust   administrator   (in  such  capacity,   the  "Trust
Administrator")  and  as  master  servicer  (in  such  capacity,  the  "Master
Servicer").

                                                ______________________________
                                                [Name]
                                                [Title]
                                                [Date]

                                  EXHIBIT U

                  FORM OF TRUST ADMINISTRATOR CERTIFICATION

      Re:   Credit Suisse First Boston Mortgage Securities Corp.,
            Adjustable Rate Mortgage Trust 2004-4,
            Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series
            2004-4

            Wells  Fargo  Bank,  N.A.  (the  "Trust   Administrator")   hereby
certifies  to Credit  Suisse  First  Boston  Mortgage  Securities  Corp.  (the
"Depositor"),  and each Person,  if any, who "controls"  the Depositor  within the  meaning of the  Securities  Act of 1933,  as amended,  and its  officers, directors  and  affiliates,  and with the  knowledge and intent that they will rely upon this certification, that:

            1.    The Trust  Administrator  has reviewed the annual  report on
Form 10-K for the fiscal  year [___],  and all reports on Form 8-K  containing distribution  reports filed in respect of periods included in the year covered by that annual  report,  of the  Depositor  relating  to the  above-referenced trust;

            2.    Based on the Trust Administrator's  knowledge,  and assuming the  accuracy  and  completeness  of the  information  supplied  to the  Trust
Administrator  by the Master  Servicer  and each  Servicer,  the  distribution information in the distribution  reports  contained in all reports on Form 8-K included in the year covered by the annual  report on Form 10-K for the fiscal year [___],  prepared by the Trust  Administrator,  taken as a whole, does not contain any untrue  statement  of a material  fact or omit to state a material fact  required by the Pooling and Servicing  Agreement to be included  therein and  necessary  to make the  statements  made,  in light of the  circumstances under which such  statements  were made,  not misleading as of the last day of the period covered by that annual report; and

            3.    Based   on  the   Trust   Administrator's   knowledge,   the
distribution  information  required to be provided by the Trust  Administrator under the Pooling and Servicing Agreement is included in these reports.

            Capitalized  terms used but not defined  herein have the  meanings ascribed  to  them  in  the  Pooling  and  Servicing  Agreement,  dated  as of
November 1, 2004 (the "Pooling and Servicing Agreement"),  among Credit Suisse
First Boston Mortgage  Securities Corp., as depositor (the  "Depositor"),  DLJ
Mortgage  Capital,   Inc.,  as  a  seller  (in  such  capacity,  a  "Seller"),
Washington Mutual Mortgage Securities Corp., as a seller (in such capacity,  a
"Seller")  and  a  servicer  (in  such  capacity,  a  "Servicer"),  GreenPoint
Mortgage  Funding,  Inc.,  as a servicer  (in such  capacity,  a  "Servicer"),
Select  Portfolio  Servicing,  Inc.,  as  a  servicer  (in  such  capacity,  a
"Servicer"),  Wilshire  Credit  Corporation,  as  special  servicer  (in  such capacity, the "Special Servicer"),  U.S. Bank National Association, as trustee
(the "Trustee") and Wells Fargo Bank,  N.A., as trust  administrator  (in such capacity,  the "Trust  Administrator"),  as a Servicer  (in such  capacity,  a
"Servicer") and Master Servicer (in such capacity, the "Master Servicer").

                                                Wells Fargo Bank, N.A.
                                                as Trust Administrator

                                                By:___________________________
                                                [Name]
                                                [Title]
                                                [Date]

                                 EXHIBIT V-1

                    FORM OF MASTER SERVICER CERTIFICATION

      Re:   Credit Suisse First Boston Mortgage Securities Corp.,
            Adjustable Rate Mortgage Trust 2004-4,
            Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series
            2004-4

            Wells  Fargo  Bank,  N.A.  (the  "Master   Servicer"),   certifies
pursuant to  Section 10.13  (d)(i) of the Pooling and  Servicing  Agreement to
the  Depositor,   the  Trust  Administrator  and  each  Person,  if  any,  who
"controls" the Depositor or the Trust Administrator  within the meaning of the
Securities  Act of  1933,  as  amended,  and  their  respective  officers  and directors with respect to the calendar year immediately  preceding the date of this Certificate (the "Relevant Year"), as follows:

            1.    For  purposes of this  Certificate,  "Relevant  Information"
means the information in the certificate  provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the "Annual Compliance  Certificate") for
the  Relevant  Year and the  information  in all  servicing  reports  required pursuant to the Pooling and  Servicing  Agreement to be provided by the Master
Servicer to the Trust  Administrator  during the Relevant  Year.  Based on the
Master Servicer's knowledge, the Relevant Information,  taken as a whole, does not  contain  any  untrue  statement  of a  material  fact or omit to  state a material  fact  required to be stated  therein  which is necessary to make the statements  made  therein,  in light of the  circumstances  under  which  such statements were made, not misleading as of the last day of the Relevant Year.

            2.    The Relevant  Information has been provided to those Persons entitled to receive it.

            3.    Based upon the review  required by the Pooling and Servicing
Agreement and except as disclosed in the Annual Compliance  Certificate or the accountants'  statement  provided  pursuant to Section 3.17 of the Pooling and
Servicing  Agreement,  to the best of the  Master  Servicer's  knowledge,  the
Master Servicer has fulfilled its obligations  under the Pooling and Servicing
Agreement throughout the Relevant Year.

            Capitalized  terms used but not defined  herein have the  meanings ascribed to them in the Pooling and  Servicing  Agreement,  dated  November 1,
2004 (the  "Pooling  and  Servicing  Agreement"),  among  Credit  Suisse First
Boston  Mortgage  Securities  Corp.,  as  depositor  (the  "Depositor"),   DLJ
Mortgage  Capital,   Inc.,  as  a  seller  (in  such  capacity,  a  "Seller"),
Washington Mutual Mortgage  Securities Corp., as a servicer (in such capacity, a  "Servicer"),  GreenPoint  Mortgage  Funding,  Inc.,  as a servicer (in such capacity, a "Servicer"),  Select Portfolio Servicing,  Inc., as a servicer (in
such  capacity,  a  "Servicer"),   Wilshire  Credit  Corporation,  as  special
servicer  (in such  capacity,  the "Special  Servicer"),  U.S.  Bank  National
Association  as trustee (the  "Trustee")  and Wells Fargo Bank,  N.A. as trust administrator  (in such capacity,  the "Trust  Administrator"),  as a servicer
(in such capacity,  a "Servicer") and Master  Servicer (in such capacity,  the
"Master Servicer").

                                                Wells Fargo Bank, N.A.
                                                as Master Servicer

                                                By:___________________________
                                                [Name]
                                                [Title]
                                                [Date]

                                 EXHIBIT V-2

                        FORM OF SERVICER CERTIFICATION

      Re:   Credit Suisse First Boston Mortgage Securities Corp.,
            Adjustable Rate Mortgage Trust 2004-4,
            Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series
            2004-4

            I, [name of  certifying  individual],  a duly  elected  and acting officer of [__________________________]  (the "Servicer"), certify pursuant to
Section 10.13(d)(iii)   of  the  Pooling  and   Servicing   Agreement  to  the
Depositor,  the Trust  Administrator  and each Person,  if any, who "controls"
the Depositor or the Trust Administrator  within the meaning of the Securities
Act of 1933, as amended,  and their  respective  officers and directors,  with
respect  to  the  calendar  year  immediately   preceding  the  date  of  this
Certificate (the "Relevant Year"), as follows:

            1.    For  purposes of this  Certificate,  "Relevant  Information"
means the information in the certificate  provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the "Annual Compliance  Certificate") for
the  Relevant  Year and the  information  in all  servicing  reports  required pursuant  to  the  Pooling  and  Servicing  Agreement  to be  provided  by the
Servicer to the Trust  Administrator  during the  Relevant  Year.  Based on my knowledge,  the Relevant  Information,  taken as a whole, does not contain any untrue  statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the  statements  made therein, in light of the  circumstances  under  which such  statements  were made,  not misleading as of the last day of the Relevant Year.

            2.    The Relevant  Information has been provided to those Persons entitled to receive it.

            3.    I am responsible  for reviewing the activities  performed by the Servicer  under the Pooling and  Servicing  Agreement  during the Relevant
Year.  Based upon the review  required by the Pooling and Servicing  Agreement
and  except  as  disclosed  in  the  Annual  Compliance   Certificate  or  the
accountants'  statement  provided  pursuant to Section 3.17 of the Pooling and
Servicing Agreement,  to the best of my knowledge,  the Servicer has fulfilled its  obligations  under the Pooling and  Servicing  Agreement  throughout  the
Relevant Year.

            Capitalized  terms used but not defined  herein have the  meanings ascribed to them in the Pooling and  Servicing  Agreement,  dated  November 1,
2004 (the  "Pooling  and  Servicing  Agreement"),  among  Credit  Suisse First
Boston  Mortgage  Securities  Corp.,  as  depositor  (the  "Depositor"),   DLJ
Mortgage  Capital,   Inc.,  as  a  seller  (in  such  capacity,  a  "Seller"),
Washington Mutual Mortgage  Securities Corp., as a servicer (in such capacity, a  "Servicer"),  GreenPoint  Mortgage  Funding,  Inc.,  as a servicer,  Select
Portfolio  Servicing,  Inc., as a servicer (in such  capacity,  a "Servicer"),
Wilshire  Credit  Corporation,  as special  servicer  (in such  capacity,  the
"Special   Servicer"),   U.S.  Bank  National   Association  as  trustee  (the
"Trustee")  and  Wells  Fargo  Bank,  N.A.,  as trust  administrator  (in such capacity,  the "Trust  Administrator"),  as a servicer  (in such  capacity,  a
"Servicer) and Master Servicer, (in such capacity, the "Master Servicer").

                                                [______________________]
                                                as Servicer

                                                By:___________________________
                                                Name:
                                                Title:
                                                Date:

                                  SCHEDULE I

                            MORTGAGE LOAN SCHEDULE

                           (Provided Upon Request)

                                 SCHEDULE IIA

    Representations and Warranties of Seller - DLJ Mortgage Capital, Inc.

            DLJMC,   in   its   capacity   as   Seller,   hereby   makes   the
representations  and  warranties  set  forth  in  this  Schedule  IIA  to  the
Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date,
or if so  specified  herein,  as of the Cut off Date or such other date as may be  specified.  Capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing  Agreement dated as of
November 1,  2004 (the "Agreement")  among Credit Suisse First Boston Mortgage
Securities  Corp.,  as  Depositor,  DLJ Mortgage  Capital,  Inc., as a Seller,
Washington  Mutual  Mortgage  Securities  Corp.,  as  a  Servicer,  GreenPoint
Mortgage Funding, Inc., as a Servicer, Select Portfolio Servicing,  Inc., as a
Servicer,   Wilshire  Credit  Corporation,  as  Special  Servicer,  U.S.  Bank
National  Association as Trustee,  and Wells Fargo Bank,  N.A., as a Servicer,
Trust  Administrator  and  Master  Servicer.   DLJMC  is  a  corporation  duly
organized,  validly  existing and in good standing under the laws of the state of its incorporation;

            (i)         DLJMC has full  corporate  power to own its  property,
      to carry on its  business as presently  conducted  and to enter into and perform its obligations under this Agreement;

            (ii)        the execution and delivery by DLJMC of this  Agreement
      have been duly authorized by all necessary  corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement,  nor the consummation of the transactions  herein  contemplated  hereby,  nor compliance with the provisions  hereof,  will conflict with or result in a breach of, or  constitute a default  under,  any of the  provisions of any  law,  governmental  rule,  regulation,  judgment,  decree  or order binding on DLJMC or its properties or the  certificate of  incorporation or by-laws of DLJMC, except those conflicts,  breaches or defaults which would not  reasonably be expected to have a material  adverse  effect on
      DLJMC's  ability  to enter into this  Agreement  and to  consummate  the transactions contemplated hereby;

            (iii) the  execution,  delivery and  performance  by DLJMC of this
      Agreement and the consummation of the transactions  contemplated  hereby do not require the consent or approval  of, the giving of notice to, the registration  with, or the taking of any other action in respect of, any state, federal or other governmental  authority or agency,  except those consents,  approvals,  notices,  registrations  or other actions as have already  been  obtained,  given  or made  and,  in  connection  with the recordation  of the  Mortgages,  powers of  attorney or  assignments  of
      Mortgages not yet completed;

            (iv)  this  Agreement  has been duly  executed  and  delivered  by
      DLJMC and,  assuming due  authorization,  execution  and delivery by the
      Trustee,  the Trust Administrator,  the Master Servicer,  the Servicers,
      the Special Servicer and the Depositor,  constitutes a valid and binding obligation of DLJMC enforceable  against it in accordance with its terms
      (subject to applicable  bankruptcy and insolvency laws and other similar laws affecting the  enforcement  of the rights of creditors  generally);
      and

            (v)   to  the   knowledge   of  DLJMC,   there  are  no   actions,
      litigation,  suits or  proceedings  pending or threatened  against DLJMC
      before  or  by  any  court,   administrative   agency,   arbitrator   or
      governmental   body  (i)  with  respect  to  any  of  the   transactions
      contemplated  by this Agreement or (ii) with respect to any other matter which in the  judgment of DLJMC if  determined  adversely to DLJMC would reasonably  be expected  to  materially  and  adversely  affect  DLJMC's ability to perform its obligations  under this  Agreement;  and DLJMC is not in default  with  respect to any order of any court,  administrative agency,  arbitrator  or  governmental  body  so  as  to  materially  and adversely affect the transactions contemplated by this Agreement.

                                     IIB-1

                                 SCHEDULE IIB

  Representations and Warranties of Master Servicer - Wells Fargo Bank, N.A.

            Wells Fargo, in its capacity as Master Servicer,  hereby makes the representations  and  warranties  set  forth  in  this  Schedule  IIB  to  the
Depositor,  the Trust  Administrator and the Trustee,  as of the Closing Date,
or if so  specified  herein,  as of the Cut-off Date or such other date as may be specified.

            (i)   Wells Fargo is a national  banking  association duly formed, validly  existing and in good  standing and is qualified  under the laws of each state where  required by applicable  law or is otherwise  exempt under applicable law from such qualification.

            (ii)  Wells  Fargo  has  all   requisite   organizational   power,
      authority  and capacity to enter into the  Agreement  and to perform the obligations  required of it thereunder.  The Agreement (assuming the due authorization  and  execution  of the  Agreement  by the  other  parties thereto)  constitutes  a valid and legally  binding  agreement  of Wells
      Fargo  enforceable  in  accordance  with  its  terms,   except  as  such
      enforceability  may be limited by  bankruptcy,  insolvency,  moratorium, reorganization and similar laws, and by equitable  principles  affecting the enforceability of the rights of creditors.

            (iii) None of the  execution  and delivery of the  Agreement,  the consummation  of any  other  transaction  contemplated  therein,  or the fulfillment  of or  compliance  with the  terms of the  Agreement,  will result in the  breach of, or  constitute  a default  under,  any term or provision  of the  organizational  documents  of Wells Fargo or conflict with,  result in a material  breach,  violation  or  acceleration  of or constitute  a material  default  under,  the terms of any  indenture  or other  agreement  or  instrument  to which  Wells Fargo is a party or by which it is  bound,  or any  statute,  order,  judgment,  or  regulation applicable to Wells Fargo of any court, regulatory body,  administrative agency or governmental body having jurisdiction over Wells Fargo.

            (iv)  There  is  no  action,  suit,  proceeding  or  investigation pending, or to Wells Fargo's knowledge  threatened,  against Wells Fargo before any court,  administrative agency or other tribunal (a) asserting
      the   invalidity   of  the   Agreement,   (b)  seeking  to  prevent  the
      consummation  of any of the  transactions  contemplated  thereby  or (c)
      which might  materially  and adversely  affect the  performance by Wells
      Fargo of its obligations  under, or the validity or  enforceability  of, the Agreement.

            (v)   No consent,  approval,  authorization or order of any court, regulatory  body or  governmental  agency  or court is  required,  under state or federal law prior to the  execution,  delivery and  performance by Wells Fargo of the Agreement or the  consummation of the transactions contemplated by the Agreement.

                                 SCHEDULE IIC

   Representations and Warranties of Servicer - Washington Mutual Mortgage
                               Securities Corp.

            WMMSC,   in  its   capacity  as  a  Servicer,   hereby  makes  the
representations  and  warranties  set  forth  in  this  Schedule  IIC  to  the
Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date,
or if so  specified  herein,  as of the Cut off Date or such other date as may be  specified.  Capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing  Agreement dated as of
November 1,  2004 (the "Agreement")  among Credit Suisse First Boston Mortgage
Securities  Corp.,  as  Depositor,  DLJ Mortgage  Capital,  Inc., as a Seller,
Washington  Mutual  Mortgage  Securities  Corp.,  as  a  Servicer,  GreenPoint
Mortgage Funding, Inc., as a Servicer, Select Portfolio Servicing,  Inc., as a
Servicer,   Wilshire  Credit  Corporation,  as  Special  Servicer,  U.S.  Bank
National  Association as Trustee,  and Wells Fargo Bank,  N.A., as a Servicer,
Trust Administrator and Master Servicer.

            WMMSC is a corporation duly incorporated,  validly existing and in good standing under the laws of the jurisdiction of its  incorporation  and is qualified  under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

            (i)   WMMSC  has all  requisite  corporate  power,  authority  and capacity  to enter into the  Agreement  and to perform  the  obligations
      required   of  it   thereunder.   The   Agreement   (assuming   the  due
      authorization  and  execution  of the  Agreement  by the  other  parties thereto)  constitutes  a valid and legally  binding  agreement  of WMMSC enforceable in accordance with its terms,  except as such enforceability may be limited by  bankruptcy,  insolvency,  moratorium,  reorganization
      and  similar   laws,   and  by  equitable   principles   affecting   the
      enforceability of the rights of creditors.

            (ii)  None of the  execution  and delivery of the  Agreement,  the consummation  of any  other  transaction  contemplated  therein,  or the fulfillment  of or  compliance  with the  terms of the  Agreement,  will result in the  breach of, or  constitute  a default  under,  any term or provision of the  organizational  documents  of WMMSC or conflict  with, result in a material breach,  violation or acceleration of or constitute a material  default under, the terms of any indenture or other agreement or instrument to which WMMSC is a party or by which it is bound,  or any statute,  order,  judgment,  or  regulation  applicable  to WMMSC of any court,  regulatory  body,  administrative  agency or  governmental  body having jurisdiction over WMMSC.

            (iii) There  is  no  action,  suit,  proceeding  or  investigation pending,  or to WMMSC's knowledge  threatened,  against WMMSC before any court,  administrative  agency  or  other  tribunal  (a)  asserting  the invalidity of the Agreement,  (b) seeking to prevent the consummation of any  of  the  transactions  contemplated  thereby  or  (c)  which  might materially  and  adversely  affect  the  performance  by  WMMSC  of  its obligations under, or the validity or enforceability of, the Agreement.

            (iv)  No consent,  approval,  authorization or order of any court, regulatory  body or  governmental  agency  or court is  required,  under state or federal law prior to the  execution,  delivery and  performance by  WMMSC  of the  Agreement  or the  consummation  of the  transactions contemplated by the Agreement.

            (v)   With respect to each WMMSC  Serviced  Mortgage  Loan,  WMMSC has furnished  information regarding its borrower credit files to credit reporting  agencies on a monthly basis in compliance with the provisions of the  Fair  Credit  Reporting  Act  and its  implementing  regulations applicable to WMMSC.

                                 SCHEDULE IID

Representations and Warranties of Servicer - Select Portfolio Servicing, Inc.

            SPS, in its  capacities as Servicer and Special  Servicer,  hereby makes the  representations  and  warranties  set forth in this Schedule IID to the Depositor,  the Trustee,  the Trust Administrator and the Master Servicer,
as of the Closing Date, or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.

            (vi)  SPS is a corporation  duly formed,  validly  existing and in good standing under the laws of the  jurisdiction  of its  incorporation and is  qualified  under  the  laws  of each  state  where  required  by applicable  law or is otherwise  exempt under  applicable  law from such qualification.

            (vii) SPS  has  all  requisite  corporate  power,   authority  and
      capacity  to enter into the  Agreement  and to perform  the  obligations
      required   of  it   thereunder.   The   Agreement   (assuming   the  due
      authorization  and  execution  of the  Agreement  by the  other  parties thereto)  constitutes  a valid  and  legally  binding  agreement  of SPS enforceable in accordance with its terms,  except as such enforceability may be limited by  bankruptcy,  insolvency,  moratorium,  reorganization
      and  similar   laws,   and  by  equitable   principles   affecting   the
      enforceability of the rights of creditors.

            (viii)      None of the execution  and delivery of the  Agreement,
      the consummation of any other transaction  contemplated  therein, or the fulfillment  of or  compliance  with the  terms of the  Agreement,  will result in the  breach of, or  constitute  a default  under,  any term or provision  of the  organizational  documents  of SPS or  conflict  with, result in a material breach,  violation or acceleration of or constitute a material  default under, the terms of any indenture or other agreement or  instrument  to which SPS is a party or by which it is bound,  or any statute,  order, judgment, or regulation applicable to SPS of any court, regulatory  body,  administrative  agency or  governmental  body  having jurisdiction over SPS.

            (ix)  There  is  no  action,  suit,  proceeding  or  investigation pending, or to SPS' knowledge threatened,  against SPS before any court, administrative  agency or other tribunal (a) asserting the invalidity of the  Agreement,  (b) seeking to prevent the  consummation  of any of the transactions  contemplated  thereby  or (c) which  might  reasonably  be expected to materially  and adversely  affect the  performance by SPS of its  obligations  under,  or the  validity  or  enforceability  of,  the
      Agreement.

            (x)   No consent,  approval,  authorization or order of any court, regulatory  body or  governmental  agency  or court is  required,  under state or federal law prior to the  execution,  delivery and  performance by  SPS of  the  Agreement  or  the  consummation  of  the  transactions contemplated by the Agreement.

            (xi)  With respect to each SPS Serviced  Mortgage  Loan and to the extent SPS has serviced any of the SPS Serviced  Mortgage Loans prior to the date of the Agreement,  SPS has fully furnished,  in accordance with
      the  Fair  Credit  Reporting  Act  and  its  implementing   regulations,
      accurate and complete  information (e.g.,  favorable and unfavorable) on its borrower  credit  files to Equifax,  Experian and Trans Union Credit
      Information Company, on a monthly basis.

                                 SCHEDULE IIE

Representations and Warranties of Servicer- GreenPoint Mortgage Funding, Inc.

            GreenPoint,   in  its  capacity  as  Servicer,  hereby  makes  the
representations  and  warranties  set  forth  in  this  Schedule  IIE  to  the
Depositor,  the Trustee,  the Trust Administrator and the Master Servicer,  as
of the Closing  Date,  or if so  specified  herein,  as of the Cut-off Date or such other date as may be specified.

            (i)   GreenPoint is a corporation  duly formed,  validly  existing and in good standing under the laws of the  jurisdiction of its  incorporation and is  qualified  under the laws of each state where  required by  applicable law or is otherwise exempt under applicable law from such qualification.

            (ii)  GreenPoint has all requisite corporate power,  authority and capacity to enter into the Agreement and to perform the  obligations  required
of  it  thereunder.   The  Agreement   (assuming  the  due  authorization  and
execution of the Agreement by the other parties  thereto)  constitutes a valid and legally  binding  agreement of GreenPoint  enforceable in accordance  with its  terms,  except  as such  enforceability  may be  limited  by  bankruptcy, insolvency,  moratorium,  reorganization  and similar  laws,  and by equitable principles affecting the enforceability of the rights of creditors.

            (iii) None of the  execution  and delivery of the  Agreement,  the
consummation  of  any  other   transaction   contemplated   therein,   or  the
fulfillment of or compliance  with the terms of the Agreement,  will result in the breach of, or  constitute  a default  under,  any term or provision of the organizational  documents of GreenPoint or conflict with, result in a material breach,  violation or acceleration of or constitute a material  default under, the  terms  of any  indenture  or  other  agreement  or  instrument  to  which
GreenPoint  is a  party  or by  which  it is  bound,  or any  statute,  order, judgment,  or regulation  applicable  to  GreenPoint of any court,  regulatory body,  administrative  agency or governmental  body having  jurisdiction  over
GreenPoint.

            (iv)  There  is  no  action,  suit,  proceeding  or  investigation pending, or to GreenPoint's  knowledge  threatened,  against GreenPoint before
any  court,   administrative  agency  or  other  tribunal  (a)  asserting  the invalidity of the Agreement,  (b) seeking to prevent the  consummation  of any of the  transactions  contemplated  thereby or (c) which might  reasonably  be expected to materially and adversely  affect the  performance by GreenPoint of its obligations under, or the validity or enforceability of, the Agreement.

            (v)   No consent,  approval,  authorization or order of any court, regulatory  body or governmental  agency or court is required,  under state or federal law prior to the execution,  delivery and performance by GreenPoint of the Agreement or the  consummation  of the  transactions  contemplated  by the
Agreement.

            (vi)  With  respect to each  GreenPoint  Serviced  Mortgage  Loan,
GreenPoint has fully  furnished,  in accordance with the Fair Credit Reporting
Act  and its  implementing  regulations,  accurate  and  complete  information
(e.g.,  favorable and  unfavorable)  on its borrower  credit files to Equifax,
Experian and Trans Union Credit Information Company, on a monthly basis.

                                 SCHEDULE IIF

      Representations and Warranties of Servicer- Wells Fargo Bank, N.A.

            Wells Fargo Bank,  N.A. in its capacity as Servicer,  hereby makes the  representations  and  warranties  set forth in this  Schedule  IIF to the
Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date,
or if so  specified  herein,  as of the Cut-off Date or such other date as may be specified.

                  (i)   Wells  Fargo is a national  banking  association  duly
      organized and in good  standing  under the laws of the United States and is qualified  under the laws of each state where  required by applicable law or is otherwise exempt under applicable law from such qualification.

                  (ii)  Wells  Fargo  has  all  requisite   corporate   power,
      authority  and capacity to enter into the  Agreement  and to perform the obligations  required of it thereunder.  The Agreement (assuming the due authorization  and  execution  of the  Agreement  by the  other  parties thereto)  constitutes  a valid and legally  binding  agreement  of Wells
      Fargo  enforceable  in  accordance  with  its  terms,   except  as  such
      enforceability  may  be  limited  by  liquidation,  conservatorship  and
      similar  laws   administered   by  the  FDIC   affecting   the  contract
      obligations of insured banks, and by equitable  principles affecting the enforceability of the rights of creditors.

                  (iii) None of the execution  and delivery of the  Agreement, the consummation of any other transaction  contemplated  therein, or the fulfillment  of or  compliance  with the  terms of the  Agreement,  will result in the  breach of, or  constitute  a default  under,  any term or provision  of the  organizational  documents  of Wells Fargo or conflict with,  result in a material  breach,  violation  or  acceleration  of or constitute  a material  default  under,  the terms of any  indenture  or other  agreement  or  instrument  to which  Wells Fargo is a party or by which it is  bound,  or any  statute,  order,  judgment,  or  regulation applicable to Wells Fargo of any court, regulatory body,  administrative agency or governmental body having jurisdiction over Wells Fargo.

                  (iv)  There is no action, suit,  proceeding or investigation pending, or to Wells Fargo's knowledge  threatened,  against Wells Fargo before any court,  administrative agency or other tribunal (a) asserting
      the   invalidity   of  the   Agreement,   (b)  seeking  to  prevent  the
      consummation  of any of the  transactions  contemplated  thereby  or (c)
      which might  materially  and adversely  affect the  performance by Wells
      Fargo of its obligations  under, or the validity or  enforceability  of, the Agreement.

                  (v)   No consent,  approval,  authorization  or order of any
      court,  regulatory  body or  governmental  agency or court is  required, under  state  or  federal  law  prior  to the  execution,  delivery  and performance by Wells Fargo of the Agreement or the  consummation  of the transactions contemplated by the Agreement.

                                 SCHEDULE IIG

     Representations and Warranties of Special Servicer- Wilshire Credit
                                 Corporation

            Wilshire,  in its capacity as Special  Servicer,  hereby makes the representations  and  warranties  set  forth  in  this  Schedule  IIG  to  the
Depositor,  the Trustee,  the Trust Administrator and the Master Servicer,  as
of the Closing  Date,  or if so  specified  herein,  as of the Cut-off Date or such other date as may be specified.

            (i)   Wilshire is a corporation duly formed,  validly existing and in good standing under the laws of the jurisdiction of its  incorporation  and is qualified  under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

            (ii)  Wilshire has all requisite  corporate  power,  authority and capacity to enter into the Agreement and to perform the  obligations  required
of  it  thereunder.   The  Agreement   (assuming  the  due  authorization  and
execution of the Agreement by the other parties  thereto)  constitutes a valid and legally binding  agreement of Wilshire  enforceable in accordance with its
terms,   except  as  such   enforceability   may  be  limited  by  bankruptcy,
insolvency,  moratorium,  reorganization  and  similar  laws and by  equitable principles affecting the enforceability of the rights of creditors.

            (iii) None of the  execution  and delivery of the  Agreement,  the
consummation  of  any  other   transaction   contemplated   therein,   or  the
fulfillment of or compliance  with the terms of the Agreement,  will result in the breach of, or  constitute  a default  under,  any term or provision of the organizational  documents of Wilshire or conflict  with,  result in a material breach,  violation or acceleration of or constitute a material  default under, the terms of any indenture or other  agreement or instrument to which Wilshire is a party  or by which it is  bound,  or any  statute,  order,  judgment,  or
regulation   applicable   to   Wilshire   of  any  court,   regulatory   body,
administrative agency or governmental body having jurisdiction over Wilshire.

            (iv)  There  is  no  action,  suit,  proceeding  or  investigation pending, or to Wilshire's  knowledge  threatened,  against Wilshire before any court,  administrative  agency or other  tribunal (a) asserting the invalidity of the  Agreement,  (b)  seeking to  prevent  the  consummation  of any of the transactions  contemplated  thereby or (c) which might  reasonably be expected to  materially  and  adversely  affect  the  performance  by  Wilshire  of its obligations under, or the validity or enforceability of, the Agreement.

            (v)   No consent,  approval,  authorization or order of any court, regulatory  body or governmental  agency or court is required,  under state or federal law prior to the  execution,  delivery and  performance by Wilshire of the Agreement or the  consummation  of the  transactions  contemplated  by the
Agreement.

            (vi)  With  respect  to  each  Special  Serviced   Mortgage  Loan,
Wilshire has fully  furnished,  in accordance  with the Fair Credit  Reporting
Act  and its  implementing  regulations,  accurate  and  complete  information
(e.g.,  favorable and  unfavorable)  on its borrower  credit files to Equifax,
Experian and Trans Union Credit Information Company, on a monthly basis.

                                 SCHEDULE III

           Representations and Warranties of DLJMC - Mortgage Loans

            DLJMC,   in   its   capacity   as   Seller,   hereby   makes   the
representations  and  warranties  set  forth  in  this  Schedule  III  to  the
Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date,
or if so  specified  herein,  as of the Cut off Date or such other date as may be  specified,  with respect to the Mortgage  Loans  identified  on Schedule I hereto, except as specified herein.

            (i)   The  information  set forth in Schedule  I, with  respect to the  Mortgage  Loans,  is  complete,  true and  correct in all  material respects;

            (ii)  [Reserved];

            (iii) Except  for 20  Mortgage  Loans  representing  approximately
      0.38% of the aggregate  Cut-off Date Principal of the Mortgage Loans, no
      Mortgage  Loan  will be 30 or more  days  delinquent  as of the  Cut-off
      Date.  No  Mortgage  Loan will be 60 or more days  delinquent  as of the
      Cut-off  Date.  There are no  material  defaults  under the terms of any
      Mortgage Loan;

            (iv)  All taxes,  governmental  assessments,  insurance  premiums, water, sewer and municipal  charges,  leasehold payments or ground rents which  previously  became due and owing have been paid,  or escrow funds have been  established  in an amount  sufficient  to pay for every  such escrowed  item which  remains  unpaid and which has been assessed but is not yet due and payable;

            (v)   The terms of the  Mortgage  Note and the  Mortgage  have not been  impaired,  waived,  altered or modified in any respect,  except by written  instruments  which have been  recorded or sent for recording to the extent any such  recordation  is required by law,  or,  necessary to protect the interest of the  Depositor.  No other  instrument of waiver, alteration or modification has been executed,  and no Mortgagor has been released,  in  whole  or in  part,  from the  terms  thereof  except  in connection with an assumption  agreement and which assumption  agreement is part of the  Mortgage  File and the terms of which are  reflected  in
      Schedule  IA;  the   substance  of  any  such  waiver,   alteration   or
      modification  has been  approved by the issuer of any  related  Mortgage
      Guaranty  Insurance  Policy and title  insurance  policy,  to the extent required by the related policies;

            (vi)  The  Mortgage  Note and the  Mortgage are not subject to any right  of  rescission,  set-off,  counterclaim  or  defense,  including, without limitation,  the defense of usury, nor will the operation of any of the terms of the Mortgage  Note or the  Mortgage,  or the exercise of
      any  right   thereunder,   render   the   Mortgage   Note  or   Mortgage
      unenforceable,  in  whole  or in  part,  or  subject  to  any  right  of rescission,  set-off,  counterclaim or defense, including the defense of usury,  and no  such  right  of  rescission,  set-off,  counterclaim  or defense has been asserted with respect thereto;

            (vii) All  buildings  or other  customarily  insured  improvements upon the Mortgaged  Property are insured by an insurer  acceptable under the FNMA Guides,  against loss by fire, hazards of extended coverage and such other  hazards as are  provided for in the FNMA Guides or by FHLMC, as well as all  additional  requirements  set forth in  Section 4.10  of this Agreement.  All such standard hazard policies are in full force and effect and on the date of  origination  contained  a standard  mortgagee clause  naming DLJMC and its  successors in interest and assigns as loss payee and such  clause is still in effect and all  premiums  due thereon have been paid.  If required  by the Flood  Disaster  Protection  Act of
      1973,  as amended,  the  Mortgage  Loan is covered by a flood  insurance policy  meeting  the  requirements  of  the  current  guidelines  of the
      Federal  Insurance  Administration  which  policy  conforms  to FNMA and
      FHLMC requirements,  as well as all additional requirements set forth in
      Section 4.10  of this  Agreement.  Such  policy was issued by an insurer acceptable under FNMA or FHLMC  guidelines.  The Mortgage  obligates the
      Mortgagor  thereunder to maintain all such insurance at the  Mortgagor's cost and expense,  and on the Mortgagor's  failure to do so,  authorizes
      the  holder  of  the  Mortgage  to  maintain   such   insurance  at  the
      Mortgagor's  cost and expense and to seek  reimbursement  therefor  from the Mortgagor;

            (viii)      Each  Mortgage  Loan at the time it was made  complied
      in all material  respects with all applicable  local,  state and federal laws,  including,  without limitation,  usury, equal credit opportunity, disclosure,  recording and all applicable  predatory and abusive lending laws;

            (ix)  The  related  Mortgage is a valid,  subsisting,  enforceable and  perfected  first  lien on the  Mortgaged  Property,  including  for
      Mortgage  Loans that are not  Cooperative  Loans,  all  buildings on the
      Mortgaged  Property and all  installations  and mechanical,  electrical,
      plumbing,   heating  and  air  conditioning   systems  affixed  to  such
      buildings,  and all additions,  alterations and replacements made at any time  with  respect  to  the  foregoing  securing  the  Mortgage  Note's original  principal  balance.  The Mortgage and the Mortgage Note do not contain any  evidence  of any  security  interest  or other  interest or right  thereto.  Such  lien is free  and  clear of all  adverse  claims,
      liens  and  encumbrances   having  priority  over  the  first  lien,  as
      applicable,   of  the   Mortgage   subject  only  to  (1)  the  lien  of
      non-delinquent  current real property taxes and  assessments not yet due and payable, (2) covenants, conditions and restrictions,  rights of way, easements  and  other  matters  of the  public  record as of the date of
      recording  which  are  acceptable  to  mortgage   lending   institutions
      generally  and either (A) which are referred to or otherwise  considered in the appraisal  made for the  originator of the Mortgage  Loan, or (B)
      which do not  adversely  affect  the  appraised  value of the  Mortgaged
      Property as set forth in such appraisal,  and (3) other matters to which like properties are commonly  subject which do not materially  interfere with  the  benefits  of the  security  intended  to be  provided  by the
      Mortgage or the use,  enjoyment,  value or  marketability of the related
      Mortgaged  Property.   Any  security  agreement,   chattel  mortgage  or
      equivalent  document  related to and  delivered in  connection  with the
      Mortgage Loan establishes and creates a valid,  subsisting,  enforceable and perfected  first lien and first  priority  security  interest on the property  described  therein,  and the Seller has the full right to sell and assign the same to the Depositor;

            (x)   The Mortgage Note and the related  Mortgage are original and genuine  and each is the  legal,  valid and  binding  obligation  of the maker thereof,  enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium,  reorganization and other laws of general  application  affecting  the rights of creditors  and by general equitable principles;

            (xi)  DLJMC or its  affiliate  is the sole  owner  of  record  and holder  of the  Mortgage  Loan  and the  indebtedness  evidenced  by the
      Mortgage Note.  Immediately  prior to the transfer and assignment to the
      Depositor  on  the  Closing  Date,  the  Mortgage  Loan,  including  the
      Mortgage  Note and the  Mortgage,  were not subject to an  assignment or pledge,  and  DLJMC  had good and  marketable  title to and was the sole owner  thereof and had full right to transfer and sell the Mortgage Loan to the  Depositor  free and  clear  of any  encumbrance,  equity,  lien, pledge,  charge,  claim or security  interest and has the full right and authority  subject to no  interest  or  participation  of, or  agreement with,  any  other  party,  to sell  and  assign  the  Mortgage  Loan and following the sale of the Mortgage  Loan,  the  Depositor  will own such
      Mortgage Loan free and clear of any encumbrance,  equity,  participation interest, lien, pledge, charge, claim or security interest;

            (xii) There are no  mechanics'  or similar  liens or claims  which have  been  filed  for  work,  labor  or  material  (and no  rights  are outstanding  that under law could give rise to such liens) affecting the related  Mortgaged  Property which are or may be liens prior to or equal to the lien of the related Mortgage;

            (xiii)      All  improvements  subject to the Mortgage  which were
      considered in determining the appraised value of the Mortgaged  Property lie wholly within the boundaries and building  restriction  lines of the
      Mortgaged  Property  (and wholly  within the project  with  respect to a condominium unit) except for de minimis  encroachments  permitted by the
      FNMA  Guide and  which  have been  noted on the  appraisal  or the title policy  affirmatively  insures  against  loss or damage by reason of any violation,  variation or  encroachment  adverse  circumstances  which is either  disclosed or would have been  disclosed  by an accurate  survey, and no improvements on adjoining  properties encroach upon the Mortgaged
      Property  except those which are insured  against by the title insurance policy  referred to in clause (v) above or are acceptable  under FNMA or
      FHLMC  guidelines and all  improvements  on the property comply with all applicable zoning and subdivision laws and ordinances;

            (xiv) The  Mortgaged  Property  is not  subject  to  any  material damage by waste, fire, earthquake,  windstorm,  flood or other casualty.
      At origination  of the Mortgage Loan there was, and there  currently is, no  proceeding  pending  for the total or  partial  condemnation  of the
      Mortgaged Property;

            (xv)  Each  Mortgage  Loan  has  been  serviced  in  all  material respects in compliance with accepted servicing practices;

            (xvi) With respect to each Cooperative  Loan, the related Mortgage is a valid,  enforceable and subsisting  first security  interest on the related  Cooperative  Shares securing the related Mortgage Note, subject only to (a) liens of the  Cooperative  Property  for unpaid  assessments
      representing   the   Mortgagor's  pro  rata  share  of  the  Cooperative
      Property's  payments for its blanket  mortgage,  current and future real
      property  taxes,   insurance   premiums,   maintenance  fees  and  other
      assessments to which like  collateral is commonly  subject and (b) other matters  to which  like  collateral  is  commonly  subject  which do not materially  interfere  with the benefits of the security  intended to be provided  by the  Security  Agreement.  There  are no liens  against  or
      security   interest  in  the   Cooperative   Shares   relating  to  each
      Cooperative Loan (except for unpaid  maintenance,  assessments and other amounts owed to the related  Cooperative  Property which individually or in the  aggregate  will  not  have a  material  adverse  effect  on such
      Cooperative  Loan),  which have priority over DLJMC's security  interest in such Cooperative Shares;

            (xvii)      The Mortgage Loan complies with all terms,  conditions
      and  requirements of the originator's  underwriting  standards in effect at the time of origination of such Mortgage Loan;

            (xviii)     Each  Mortgage Loan  constitutes a qualified  mortgage
      under   Section 860G(a)(3)(A)  of  the  Code  and  Treasury  Regulations
      Section 1.860G-2(a)(1);

            (xix) With respect to each  Mortgage  Loan sold by the Seller,  to the  knowledge of DLJMC,  (i) no proceeds  from any such  Mortgage  Loan were used to finance single-premium credit insurance policies,  (ii) the related  Servicer of each such  Mortgage  Loan has fully  furnished,  in accordance  with  the Fair  Credit  Reporting  Act and its  implementing regulations,  accurate and complete  information on its borrower  credit files to Equifax,  Experian and Trans Union Credit Information  Company,
      on a monthly basis;  and (iii) no Mortgage Loan will impose a Prepayment
      Premium for a term in excess of five years;

            (xx)  DLJMC  has  delivered  or  caused  to be  delivered  to  the
      Trustee or the Custodian on behalf of the Trustee the original  Mortgage bearing  evidence  that  such  instruments  have  been  recorded  in the appropriate  jurisdiction  where the  Mortgaged  Property  is located as determined  by DLJMC (or in lieu of the  original of the Mortgage or the assignment  thereof,  a duplicate or  conformed  copy of the Mortgage or the  instrument of  assignment,  if any,  together with a certificate of receipt  from DLJMC or the  settlement  agent who handled the closing of the Mortgage Loan,  certifying  that such copy or copies  represent true
      and  correct  copies  represent  true  and  correct   copy(ies)  of  the
      originals)  and  that  such  original(s)  have  been  or  are  currently submitted  to be  recorded  in the  appropriate  governmental  recording office of the jurisdiction  where the Mortgaged Property is located or a certification or receipt of the recording authority evidencing the same;

            (xxi) The Mortgage File  contains each of the documents  specified in Section 2.01(b) of this Agreement;

            (xxii)      No  Mortgage  Loan  sold by the  Seller  secured  by a
      Mortgaged  Property located in the State of Georgia was originated on or after  October 1, 2002 and  before  March 7, 2003 and no  Mortgage  Loan secured by Mortgaged  Property  located in the State of Georgia that was originated  on or after  March 7,  2003 is a "high  cost  home  loan" as defined in the Georgia Fair Lending Act (HB 1361), as amended;

            (xxiii)     With   respect   to   each   Cooperative   Loan,   the
      Cooperative  Shares that is pledged as security for the Cooperative Loan is held by a person as a  tenant-stockholder  (as defined in Section 216 of the  Code)  in a  cooperative  housing  corporation  (as  defined  in
      Section 216 of the Code);

            (xxiv)      None of the  Mortgage  Loans  sold by the  Seller  are
      classified as (a) a "high cost  mortgage"  loan under the Home Ownership and Equity  Protection Act of 1994 or (b) a "high cost home," "covered,"
      "high  cost,"  "high  risk  home" or  "predatory"  loan  under any other applicable state, federal or local law;

            (xxv) With respect to each  Mortgage  Loan,  (a) the Mortgage Loan was  originated by a mortgagee  approved by the Secretary of Housing and
      Urban  Development  pursuant  to  sections  203 and 211 of the  National
      Housing  Act,  a  savings  and  loan  association,  a  savings  bank,  a commercial bank, credit union,  insurance company or similar institution which is supervised and examined by a federal or state  authority or (b)
      at the time the  Mortgage  Loan was  originated,  the  originator  was a mortgagee  duly  licensed  as  required  by the State  within  which the
      Mortgage  Loan  was  originated,  and was  subject  to  supervision  and examination conducted by the applicable State authority of such State;

            (xxvi)      With  respect  to  each   Mortgage  Loan  that  has  a
      Prepayment Premium feature,  each such Prepayment Premium is enforceable and, at the time such  Mortgage  Loan was  originated,  each  Prepayment
      Premium complied with applicable  federal,  state and local law, subject to federal preemption where applicable;

            (xxvii)     The  related  Servicer of each  Mortgage  Loan sold by
      the Seller  will  fully  furnish,  in  accordance  with the Fair  Credit
      Reporting Act and its  implementing  regulations,  accurate and complete information on its borrower credit files to Equifax,  Experian and Trans
      Union Credit Information Company, on a monthly basis;

            (xxviii)    With respect to any  Mortgage  Loan sold by the Seller
      secured by a  manufactured  home,  each contract is secured by a "single family  residence"  within  the  meaning  of  Section 25(e)(10)  of  the
      Internal  Revenue  Code of 1986  (as  amended)  (the  "Code").  The fair market value of the  manufactured  home  securing  each  contract was at least  equal  to 80% of the  adjusted  issue  price of the  contract  at either (i) the time the contract was originated  (determined pursuant to the REMIC  Provisions)  or (ii) the time the contract is  transferred to the purchaser;

            (xxix)      With  respect  to the  Group 3,  Group 4 and  Group 5A
      Mortgage  Loans,  the original  principal  balance of each such Mortgage
      Loan is within  Freddie Mac's dollar amount limits for  conforming  one-
      to four-family Mortgage Loans;

            (xxx) Each  Mortgage  Loan that is  secured  by  residential  real property (or a leasehold interest therein) has a loan-to-value  ratio of
      100% or less by Cut-Off Date Principal Balance;

            (xxxi)      No  Mortgage  Loan sold by the  Seller is a "High Cost
      Loan" or  "Covered  Loan," as  applicable,  as such terms are defined in the Standard & Poor's LEVELS® Glossary,  Appendix E, in effect as of the
      Closing Date; and

            (xxxii)     With respect to any  Mortgage  Loan  originated  on or
      after August 1,  2004,  either (a) the related  Mortgage and the related
      Mortgage Note does not contain a mandatory  arbitration clause (that is, a clause that  requires the related  Mortgagor to submit to  arbitration to resolve  any  dispute  arising  out of or  relating in any way to the
      Mortgage  Loan) or (b) the related  Mortgage  and the  related  Mortgage
      Note  contained  a  mandatory  arbitration  clause  as  of  the  related origination  date  and  such  clause  has  or  will  be  waived  by  the originator  or an entity  designated  by the  Seller in writing no later than  sixty  (60) days  after the  related  Closing  Date  which  notice included  or  will  include  the  following  language:  "WE  ARE  HEREBY
      NOTIFYING  YOU THAT  THE  MANDATORY  ARBITRATION  CLAUSE  OF YOUR  LOAN,
      REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE  ARISING
      OUT OF OR  RELATING IN ANY WAY TO YOUR  MORTGAGE  LOAN,  IS  IMMEDIATELY
      NULL AND VOID.  YOU ARE FREE TO CHOOSE TO  EXERCISE  ANY OF YOUR  RIGHTS
      OR ENFORCE  ANY  REMEDIES  UNDER YOUR  MORTGAGE  LOAN  THROUGH THE COURT
      SYSTEM." A copy of the written  notice  referred  to in the  immediately preceding  sentence,  if  applicable,  shall be  retained in the related
      Mortgage File.

                                 SCHEDULE IV

                      Eligible Servicing Transfer Loans

                                  APPENDIX A

              Calculation of Class Y Principal Reduction Amounts

Class Y Principal Reduction Amounts:

      (1)   For any  Distribution  Date the  amounts  by which  the  principal balances of the  Class Y-1,  Class Y-2,  Class Y-3,  Class Y-4,  Class Y-5 and
Class Y-6 Certificates  respectively will be reduced on such distribution date by the  allocation  of  Realized  Losses and the  distribution  of  principal, determined as follows:

First  for each of Group 1,  Group 2,  Group 3,  Group 4,  Group 6 and Group 6
determine  the  weighted  average   pass-through   rate  for  that  Group  for
distributions   of  interest  that  will  be  made  on  the  next   succeeding
Distribution  Date  (the  "Group  Interest  Rate").  The  Principal  Reduction
Amount for each of the Class Y  Certificates  will be  determined  pursuant to the "Generic solution for the Class Y Principal  Reduction  Amounts" set forth below (the  "Generic  Solution")  by making  identifications  among the actual
Groups  and their  related  Class Y  and  Class Z  Certificates  and  weighted average  pass-through  rates and the Groups named in the Generic  Solution and their related Class Y and Class Z Certificates as follows:

A.  Determine  which  Group has the lowest  Group  Interest  Rate.  That Group will be  identified  with  Group AA  and the Class Y and Class Z  Certificates related to that Group will be  respectively  identified with the Class YAA and
Class ZAA  Certificates.  The  Group  Interest  Rate  for that  Group  will be identified  with J%. If two or more  Groups  have the  lowest  Group  Interest
Rate pick one for this  purpose,  subject to the  restriction  that each Group may be picked  only  once in the  course of any such  selections  pursuant  to paragraphs A through F of this definition.

B.  Determine  which Group has the second  lowest Group  Interest  Rate.  That
Group  will  be   identified   with  Group BB  and  the  Class Y  and  Class Z
Certificates  related to that Group will be  respectively  identified with the
Class BB and Class ZBB  Certificates.  The Group  Interest Rate for that Group will be  identified  with K%. If two or more  Groups  have the  second  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through F of this definition.

C.  Determine  which Group has the third  lowest  Group  Interest  Rate.  That
Group  will  be   identified   with  Group CC  and  the  Class Y  and  Class Z
Certificates  related to that Group will be  respectively  identified with the
Class YCC and Class ZCC  Certificates.  The Group Interest Rate for that Group will be  identified  with L%.  If two or more  Groups  have the  third  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through F of this definition.

D.  Determine  which Group has the fourth  lowest Group  Interest  Rate.  That
Group  will  be   identified   with  Group DD  and  the  Class Y  and  Class Z
Certificates  related to that Group will be  respectively  identified with the
Class YDD and Class ZDD  Certificates.  The Group Interest Rate for that Group will be  identified  with M%. If two or more  Groups  have the  fourth  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through F of this definition.

E.  Determine  which Group has the fifth  lowest  Group  Interest  Rate.  That
Group  will  be   identified   with  Group EE  and  the  Class Y  and  Class Z
Certificates  related to that Group will be  respectively  identified with the
Class YEE and Class ZEE  Certificates.  The Group Interest Rate for that Group will be  identified  with N%.  If two or more  Groups  have the  fifth  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through F of this definition.

F.  Determine  which Group has the highest  Group  Interest  Rate.  That Group will be  identified  with  Group FF  and the Class Y and Class Z  Certificates related to that Group will be  respectively  identified with the Class YFF and
Class ZFF  Certificates.  The  Group  Interest  Rate  for that  Group  will be identified  with O%. If two or more  Groups  have the  highest  Interest  Rate pick one for this purpose,  subject to the restriction  that each Group may be picked only once in the course of any such  selections  pursuant to paragraphs
A through F of this definition.

Second,  apply the Generic  Solution set forth below to determine  the Class Y
Principal   Reduction   Amounts   for  the   Distribution   Date   using   the
identifications made above.

Generic Solution for the Class Y Principal Reduction Amounts:

For any Distribution  Date, the amounts by which the principal balances of the
Class YAA,  Class YBB,  Class YCC,  Class YDD, Class YEE, Class YFF, Class YGG
and Class YHH  Certificates  respectively will be reduced on such Distribution
Date by the allocation of Realized  Losses and the  distribution of principal, determined as follows:

For purposes of the succeeding  formulas the following  symbols shall have the meanings set forth below:

J% =  the weighted  average  pass-through  rate on the Group AA mortgage loans for interest to be distributed on the next succeeding Distribution Date.

K% =  the weighted  average  pass-through  rate on the Group BB mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

L% =  the weighted  average  pass-through  rate on the Group CC mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

M% =  the weighted  average  pass-through  rate on the Group DD mortgage loans for interest to be distributed on the next succeeding Distribution Date.

N% =  the weighted  average  pass-through  rate on the Group EE mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

O% =  the weighted  average  pass-through  rate on the Group FF mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

For purposes of the succeeding  definitions and formulas,  it is required that
J%<=K%<=L%<=M%<=N%<=O%.

PJB =       the Group AA  Subordinate  Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PKB =       the Group BB  Subordinate  Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PLB = the Group CC Subordinate  Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB =       the Group DD  Subordinate  Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PNB =       the Group EE  Subordinate  Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

POB =       the Group FF  Subordinate  Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate
    =       (J%PJB + K%PKB + L%PLB + M%PMB + N%PNB + O%POB )/
            (PJB + PKB + PLB + PMB + PNB + POB)

R11 = the  weighted  average of the Group AA, Group BB, Group CC, Group DD and
      Group EE  Pass-Through  Rates after giving  effect to the  allocation of
      Realized  Losses  and  distributions  of  principal  to be  made on such
      Distribution Date
     =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) }/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn)

R12 = the Group FF Pass-Through Rate
      =     O%

R21 = the  weighted  average of the Group AA,  Group BB, Group CC and Group DD
      Pass-Through  Rates after giving  effect to the  allocation  of Realized
      Losses and  distributions  of principal to be made on such  Distribution
      Date
     =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) }/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R22 = the weighted average of the Group EE and Group FF Pass-Through Rates
      =     {N%                                          (Pn - ΔPn) + O%
(Po - ΔPo)}/(Pn - ΔPn + Po - ΔPo)

R31 = the   weighted   average  of  the  Group  AA,  Group  BB  and  Group  CC
      Pass-Through  Rates after giving  effect to the  allocation  of Realized
      Losses and  distributions  of principal to be made on such  Distribution
      Date
     =
{(J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) }/
            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl)

R32 = the   weighted   average  of  the  Group  DD,   Group EE  and  Group  FF
      Pass-Through  Rates after giving  effect to the  allocation  of Realized
      Losses and  distributions  of principal to be made on such  Distribution
      Date
     =
{ M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo)}/( Pm - ΔPm + Pn - ΔPn + Po - ΔPo )

R41 = the  weighted  average of the Group AA and Group BB  Pass-Through  Rates
      after  giving  effect  to  the   allocation   of  Realized   Losses  and
      distributions of principal to be made on such Distribution Date
     =      {J% (Pj - ΔPj) + K% (Pk - ΔPk) }/
            (Pj - ΔPj + Pk - ΔPk )

R42 = the weighted  average of the Group CC,  Group DD,  Group EE and Group FF
      Pass-Through  Rates after giving  effect to the  allocation  of Realized
      Losses and  distributions  of principal to be made on such  Distribution
      Date
     =
{ N% (Pn - ΔPn) + O% (Po - ΔPo) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/

            ( Pn - ΔPn + Po - ΔPo + Pl - ΔPl + Pm - ΔPm )

R51 = the Group AA Pass-Through  Rate after giving effect to the allocation of
      Realized  Losses  and  distributions  of  principal  to be  made on such
      Distribution Date
     =      J%

R52 = the weighted  average of the Group BB, Group CC, Group DD,  Group EE and
      Group FF  Pass-Through  Rates after giving  effect to the  allocation of
      Realized  Losses  and  distributions  of  principal  to be  made on such
      Distribution Date
     =
{ M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo) + K% (Pk - ΔPk) + L% (Pl - ΔPl)}/

            ( Pm - ΔPm + Pn - ΔPn + Po - ΔPo + Pk - ΔPk + Pl - ΔPl )

r11 = the weighted average of the Class YAA,  Class YBB,  Class YCC, Class YDD and Class YEE Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym + N% Yn )/
            (Yj + Yk + Yl + Ym + Yn)

r12 = the Class YFF Pass-Through Rate
     =      O%

r21 = the  weighted  average  of  the  Class YAA,   Class YBB,  Class YCC  and
      Class YDD Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r22 = the weighted average of the Class YEE and Class YFF Pass-Through Rates
     =      ( N% Yn + O% Yo )/( Yn + Yo )

r31 = the  weighted   average  of  the  Class YAA,   Class YBB  and  Class YCC
      Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r32 = the  weighted   average  of  the  Class YDD,   Class YEE  and  Class YFF
      Pass-Through Rates
     =      ( O% Yo + M% Ym + N% Yn )/( Yo + Ym + Yn )

r41 = the weighted average of the Class YAA and Class YBB Pass-Through Rates
     =      (J% Yj + K% Yk )/(Yj + Yk )

r42 = the  weighted  average  of  the  Class YCC,   Class YDD,  Class YEE  and
      Class YFF Pass-Through Rates
     =      ( N% Yn + O% Yo + L% Yl + M% Ym )/( Yn + Yo + Yl + Ym )

r51 = the Class YAA
     =      J%

r52 = the weighted average of the Class YBB,  Class YCC,  Class YDD, Class YEE and Class YFF Pass-Through Rates
     =
( M% Ym + N% Yn + O% Yo + K% Yk + L% Yl )/( Ym + Yn + Yo + Yk + Yl )

Yj =  the principal balance of the Class YAA  Certificates after distributions on the prior Distribution Date.

Yk =  the principal balance of the Class YBB  Certificates after distributions on the prior Distribution Date.

Yl =  the principal balance of the Class YCC  Certificates after distributions on the prior Distribution Date.

Ym =  the principal balance of the Class YDD  Certificates after distributions on the prior Distribution Date.

Yn =  the principal balance of the Class YEE  Certificates after distributions on the prior Distribution Date.

Yo =  the principal balance of the Class YFF  Certificates after distributions on the prior Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

ΔYl =       the Class YCC Principal Reduction Amount.

ΔYm =       the Class YDD Principal Reduction Amount.

ΔYn =       the Class YEE Principal Reduction Amount.

ΔYo =       the Class YFF Principal Reduction Amount.

Zj =  the principal balance of the Class ZAA  Certificates after distributions on the prior Distribution Date.

Zk =  the principal balance of the Class ZBB  Certificates after distributions on the prior Distribution Date.

Zl =  the principal balance of the Class ZCC  Certificates after distributions on the prior Distribution Date.

Zm =  the principal balance of the Class ZDD  Certificates after distributions on the prior Distribution Date.

Zn =  the principal balance of the Class ZEE  Certificates after distributions on the prior Distribution Date.

Zo =  the principal balance of the Class ZFF  Certificates after distributions on the prior Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

ΔZl =       the Class ZCC Principal Reduction Amount.

ΔZm =       the Class ZDD Principal Reduction Amount.

ΔZn =       the Class ZEE Principal Reduction Amount.

ΔZo =       the Class ZFF Principal Reduction Amount.

Pj =  the  aggregate   principal   balance  of  the  Class YAA  and  Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yj + Zj

Pk =  the  aggregate   principal   balance  of  the  Class YBB  and  Class ZBB
      Certificates after distributions on the prior Distribution Date.
    = Yk + Zk

Pl =  the  aggregate   principal   balance  of  the  Class YCC  and  Class ZCC
      Certificates after distributions on the prior Distribution Date.
    = Yl + Zl =

Pm =  the  aggregate   principal   balance  of  the  Class YAA  and  Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Ym + Zm

Pn =  the  aggregate   principal   balance  of  the  Class YAA  and  Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yn + Zn

Po =  the  aggregate   principal   balance  of  the  Class YAA  and  Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yo + Zo

ΔPj = the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group AA mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group AA
      =     the aggregate of the Class YAA and Class ZAA  Principal  Reduction
      Amounts.
      =     ΔYj + ΔZj

ΔPk = the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group BB mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group BB
      =     the aggregate of the Class YBB and Class ZBB  Principal  Reduction
      Amounts.
      =     ΔYk + ΔZk

ΔPl=  the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group CC mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group CC
     =      the aggregate of the Class YCC and Class ZCC  Principal  Reduction
      Amounts.
      =     ΔYl + ΔZl

ΔPm = the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group DD mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group DD
      =     the aggregate of the Class YDD and Class ZDD  Principal  Reduction
      Amounts.
      =     ΔYm + ΔZm

ΔPn = the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group EE mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group EE
      =     the aggregate of the Class YEE and Class ZEE  Principal  Reduction
      Amounts.
      =     ΔYn + ΔZn

ΔPo = the  aggregate  amount  of  principal   reduction  occurring  with
      respect to the Group FF mortgage loans from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts  allocated  to the  Class  R-I  Certificate  or to any  class of principal  only  certificates  created by ratio  stripping  the mortgage loans of Group FF
      =     the aggregate of the Class YFF and Class ZFF  Principal  Reduction
      Amounts.
      =     ΔYo + ΔZo

α =   .0005

γ1 =  (R - R11)/(R12 - R). If R=>N%,  γ1 is a non-negative  number unless its denominator is zero, in which event it is undefined.

γ2 =  (R - R21)/(R22 - R). If R=>M%,  γ2 is a non-negative  number unless its denominator is zero, in which event it is undefined.

γ3 =  (R - R31)/(R32 - R). If R=>L%,  γ3 is a non-negative  number unless its denominator is zero, in which event it is undefined.

γ4 =  (R - R41)/(R42 - R). If R=>K%,  γ4 is a non-negative  number unless its denominator is zero, in which event it is undefined.

γ5 =  (R - R51)/(R52 - R).  If R<K%, γ5 is a non-negative number.

If γ1 is  undefined,  ΔYj  = Yj,  ΔYk = Yk,  ΔYl = Yl,
      ΔYm = Ym, ΔYn = Yn, and ΔYo = (Yo/Po)ΔPo

If γ5 is zero,  ΔYj = (Yj/Pj)ΔPj,  ΔYk = Yk, ΔYl
      = Yl, ΔYm = Ym, ΔYn = Yn, and ΔYo = Yo

In the  remaining  situations,  ΔYj,  ΔYk,  ΔYl,  ΔYm,
      ΔYn, and ΔYo shall be defined as follows:

I.  If R=>N%, make the following additional definitions:

δ1Yj =      0,                                              if R11< r11;

      Yj                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=>
      r11 and L%>R11=>K%; and

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )/(R11 - J%),                  if
      R11=> r11 and K%>R11=>J%.

δ1Yk =      0,                                              if R11< r11
      and R11=>K%;
      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },         if R11< r11 and R11<K%;

      Yk                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn  )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=>
      r11 and L%>R11=>K%; and

      0,                                              if R11=> r11 and R11<K%.

δ1Yl =      0,                                              if R11< r11
      and R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn)Yl/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },                                 if R11< r11 and
      R11<K%;

      Yl                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      0,                                              if R11=> r11 and R11<L%.

δ1Ym =      0,                                              if R11< r11
      and R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - M%)Ym + (R11 - N%)Yn },                      if R11< r11
      and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },                                 if R11< r11 and
      R11<K%;

            Ym                                        if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      0,                                              if R11=> r11 and R11<M%.

δ1Yn =      0,                                              if R11< r11
      and R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )/
            { (R11 - N%)},                            if R11< r11 and
      M%<=R11<N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - M%)Ym + (R11 - N%)Yn },                      if R11< r11
      and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },                                 if R11< r11 and
      R11<K%;

      Yn                                              if R11=> r11 and
      R11=>N%;

      0,                                              if R11=> r11 and R11<N%.

δ1Yj, δ1Yk, δ1Yl, δ1Ym, and δ1Yn are numbers
      respectively between Yj, Yk, Yl, Ym and Yn and 0 such that
            {J%(Yj - δ1Yj ) + K%( Yk.- δ1Yk) + L%( Yl.-
      δ1Yl) + M%( Ym.- δ1Ym) +
            N%( Yn.- δ1Yn) }/
            (Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.-
      δ1Ym + Yn.- δ1Yn )
            = R11.

Y11 =       Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.-
      δ1Ym + Yn.- δ1Yn

P11 =       Pj + Pk + Pl + Pm + Pn

Z11 =       Zj + Zk + Zl + Zm + Zn

ΔY11 =      ΔYj - δ1Yj + ΔYk.- δ1Yk +
      ΔYl.- δ1Yl + ΔYm.- δ1Ym + ΔYn.-
      δ1Yn

ΔP11 =      ΔPj + ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ11 =      ΔZj + ΔZk + ΔZl + ΔZm + ΔZn.

1.    If Yo - α(Po - ΔPo) => 0, Y11- α(P11 - ΔP11) =>
   0, and γ1(P11 - ΔP11) < (Po - ΔPo), then
   ΔYo = Yo - αγ1(P11 - ΔP11) and
   ΔY11 = Y11 - α(P11 - ΔP11).
2.    If Yo - α(Po - ΔPo) => 0, Y11 - α(P11 - ΔP11)
   => 0, and γ1(P11 - ΔP11) => (Po - ΔPo), then
   ΔYo = Yo - α(Po - ΔPo) and
   ΔY11 = Y11 - (α/γ1)(Po - ΔPo).
3.    If Yo - α(Po - ΔPo) < 0, Y11 - α(P11 - ΔP11) =>
   0, and Y11 - α(P11 - ΔP11) => Y11 - (Yo/γ1), then
   ΔYo = Yo - αγ1(P11 - ΔP11) and
   ΔY11 = Y11 - α(P11 - ΔP11).
4.    If Yo - α(Po - ΔPo) < 0, Y11 - (Yo/γ1) => 0, and
   Y11 - α(P11 - ΔP11) <= Y11 - (Yo/γ1), then ΔYo = 0
   and ΔY11 = Y11 - (Yo/γ1).
5.    If Y11 - α(P11 - ΔP11) < 0, Y11 - (Yo/γ1) < 0, and
   Yo - α(Po - ΔPo) <= Yo - (γ1Y11), then
   ΔYo = Yo - (γ1Y11) and ΔY11 = 0.
6.    If Y11 - α(P11 - ΔP11) < 0, Yo - α(Po - ΔPo) =>
   0, and Yo - α(Po - ΔPo) => Yo - (γ1Y11), then
   ΔYo = Yo - α(Po - ΔPo) and
   ΔY11 = Y11 - (α/γ1)(Po - ΔPo).

ΔYj = δ1Yj + [(Yj - δ1Yj )/Y11 ] ΔY11

ΔYk = δ1Yk + [(Yk - δ1Yk )/Y11 ] ΔY11

ΔYl = δ1Yl + [(Yl - δ1Yl )/Y11 ] ΔY11

ΔYm = δ1Ym + [(Ym - δ1Ym )/Y11 ] ΔY11

ΔYn = δ1Yn + [(Yn - δ1Yn )/Y11 ] ΔY11

ΔYo = δ1Yo + [(Yo - δ1Yo )/Y11 ] ΔY11

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z  Principal  Distribution  Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Yo -  ΔYo ) to (Y11 -  ΔY11  ) equal to
      γ1 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,   Class YEE,   Class YFF,  Class ZAA,  Class ZBB,  Class ZCC,
      Class ZDD,  Class ZEE  and  Class ZFF  Certificates  is greater  than or equal to zero for such Distribution Date;
2.    Making the Class YAA  Principal  Balance less than or equal to 0.0005 of
      the  sum  of  the  Class YAA  and  Class ZAA  Principal  Balances,   the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD  and Class ZDD  Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the  Class YEE and  Class ZEE  Principal  Balances and the
      Class YFF  Principal  Balance less than or equal to 0.0005 of the sum of the  Class YFF  and  Class ZFF  Principal  Balances  in each case  after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
3.    Making  the  larger  of  (a)  the  fraction  whose  numerator  is  (Yo -
      ΔYo ) and whose  denominator  is the sum of (Yo -  ΔYo)  and
      (Zo -  ΔZo)  and  (b)  the  fraction  whose  numerator  is  (Y11 -
      ΔY11)  and whose  denominator is the sum of (Y11 - ΔY11) and
      (Z11 - ΔZ11)  as large as possible  while  remaining  less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
ClassY  Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals within the requirement  that each Class Y  Principal  Reduction Amount must be less  than or  equal to the sum of (a) the  Principal  Realized  Losses  to be
allocated  on the related  Distribution  Date for the related  Pool  remaining after  the  allocation  of  such  Realized  Losses  to the  related  class  of ratio-strip principal only certificates,  if any, and (b) the remainder of the
Available  Distribution Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution Date (i) to the related class of ratio-strip principal only certificates,  if any, (ii) to the related class of ratio-strip interest only certificates,  if any, and (iii) in respect of interest on the related  Class Y and Class Z  Certificates,  or, if both of such goals cannot be accomplished within such requirement,  such adjustment as is necessary  shall be made to accomplish goal 1 within such  requirement.  In the  event of any  conflict  among the  provisions  of the  definition  of the
Class Y Principal  Reduction  Amounts,  such conflict shall be resolved on the
basis  of  the  goals  and  their   priorities  set  forth  above  within  the
requirement  set forth in the preceding  sentence.  If the formula  allocation of ΔY11 among ΔYj,  ΔYk,  ΔYl, ΔYm and ΔYn
cannot be achieved  because one or more of  ΔYj,  ΔYk,  ΔYl,
ΔYm,  and  ΔYn,  as so defined is greater  than the related one of
ΔPj,  ΔPk,  ΔPl, ΔPm and ΔPn, such an allocation
shall  be made as close as  possible  to the  formula  allocation  within  the requirement  that  ΔYj < ΔPj,  ΔYk < ΔPk,  ΔYl <
ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

II.  If M%<=R<=N%, make the following additional definitions:

δ2Yj =      0,                                              if R21< r21;

      Yj                                              if R21=> r21 and
      R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=>
      r21 and L%>R21=>K%; and

      (R21- r21)( Yj + Yk + Yl + Ym )/(R21 - J%),                       if
      R21=> r21 and K%>R21=>J%.

δ2Yk =      0,                                              if R21< r21
      and R21=>K%;
      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Yk                                              if R21=> r21 and
      R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=>
      r21 and L%>R21=>K%; and

      0,                                              if R21=> r21 and R21<K%.

δ2Yl =      0,                                              if R21< r21
      and R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            { (R21 - L%)Yl + (R21 - M%)Ym },                      if R21< r21
      and K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Yl                                              if R21=> r21 and
      N%>R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      0,                                              if R21=> r21 and R21<L%.

δ2Ym =      0,                                              if R21< r21
      and R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )/
            { (R21 - M%) },                                 if R21< r21 and
      L%<=R21<M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Ym/
            { (R21 - L%)Yl + (R21 - M%)Ym },                      if R21< r21
      and K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Ym/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Ym                                              if R21=> r21 and
      R21=>M%;

      0,                                              if R21=> r21 and R21<M%.

δ2Yn =      0,                                              if R22< r22;

      (R22- r22)( Yn + Yo )/(R22 - N%),                           if R22=>
      r22;

δ2Yo =      (R22- r22)( Yn + Yo)/(R22 - O%),
      if R22< r22;

      0,                                              if R22=> r22.

δ2Yj, δ2Yk, δ2Yl, δ2Ym, δ2Yn, and δ2Yo,
      are numbers respectively between Yj, Yk, Yl, Ym, Yn, and Yo and 0 such that:
            {J%(Yj - δ2Yj ) + K%( Yk.- δ2Yk) + L%( Yl.-
      δ2Yl) + M%( Ym.- δ2Ym) + }/
                  (Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl + Ym.-
      δ2Ym )
            = R21;
      and
            { N%( Yn.- δ2Yn) + O%(Yo - δ2Yo ) }/(Yn.- δ2Yn
      + Yo - δ2Yo)
            = R22.

Y21 =       Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl + Ym.-
      δ2Ym

P21 =       Pj + Pk + Pl + Pm

Z21 =       Zj + Zk + Zl + Zm.

ΔY21 =      ΔYj - δ2Yj + ΔYk.- δ2Yk +
      <W041>Yl.- δ2Yl + <W041>Ym.- δ2Ym

ΔP21 =      ΔPj + ΔPk + <W041>Pl + <W041>Pm

ΔZ21 =      ΔZj + ΔZk + <W041>Zl + <W041>Zm.

Y22 =       Yn.- δ2Yn + Yo - δ2Yo.

P22 =       Pn + Po.

Z22 =       Zn + Zo.

ΔY22 =      ΔYn.- δ2Yn + ΔYo.- δ2Yo

ΔP22 =      ΔPn + ΔPo.

ΔZ22 = ΔZn + <W041>Zo.

1.    If Y22 - α(P22 - ΔP22) => 0, Y21- α(P21 - ΔP21)
   => 0, and γ2(P21 - ΔP21) < (P22 - ΔP22), then
   ΔY22 = Y22 - αγ2(P21 - ΔP21) and
   ΔY21 = Y21 - α(P21 - ΔP21).
2.    If Y22 - α(P22 - ΔP22) => 0,
   Y21 - α(P21 - ΔP21) => 0, and γ2(P21 - ΔP21) =>
   (P22 - ΔP22), then ΔY22 = Y22 - α(P22 - ΔP22) and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).
3.    If Y22 - α(P22 - ΔP22) < 0, Y21 - α(P21 - ΔP21)
   => 0, and Y21 - α(P21 - ΔP21) => Y21 - (Y22/γ2), then
   ΔY22 = Y22 - αγ2(P21 - ΔP21) and
   ΔY21 = Y21 - α(P21 - ΔP21).
4.    If Y22 - α(P22 - ΔP22) < 0, Y21 - (Y22/γ2) => 0, and
   Y21 - α(P21 - ΔP21) <= Y21 - (Y22/γ2), then
   ΔY22 = 0 and ΔY21 = Y21 - (Y22/γ2).
5.    If Y21 - α(P21 - ΔP21) < 0, Y21 - (Y22/γ2) < 0, and
   Y22 - α(P22 - ΔP22) <= Y22 - (γ2Y21), then
   ΔY22 = Y22 - (γ2Y21) and ΔY21 = 0.
6.    If Y21 - α(P21 - ΔP21) < 0, Y22 - α(P22 - ΔP22)
   => 0, and Y22 - α(P22 - ΔP22) => Y22 - (γ2Y21), then
   ΔY22 = Y22 - α(P22 - ΔP22) and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

ΔYj = δ2Yj + [(Yj - δ2Yj )/Y21 ] ΔY21

ΔYk = δ2Yk + [(Yk - δ2Yk )/Y21 ] ΔY21

ΔYl = δ2Yl + [(Yl - δ2Yl )/Y21 ] ΔY21

ΔYm = δ2Ym + [(Ym - δ2Ym )/Y21 ] ΔY21

ΔYn = δ2Yn + [(Yn - δ2Yn )/Y22 ] ΔY22

ΔYo = δ2Yo + [(Yo - δ2Yo )/Y22 ] ΔY22

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z  Principal  Distribution  Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y22 -  ΔY22 ) to (Y21 - ΔY21 ) equal to
      γ2 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,   Class YEE,   Class YFF,  Class ZAA,  Class ZBB,  Class ZCC,
      Class ZDD,  Class ZEE  and  Class ZFF  Certificates  is greater  than or equal to zero for such Distribution Date;
2.    Making the Class YAA  Principal  Balance less than or equal to 0.0005 of
      the  sum  of  the  Class YAA  and  Class ZAA  Principal  Balances,   the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD  and Class ZDD  Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the  Class YEE and  Class ZEE  Principal  Balances and the
      Class YFF  Principal  Balance less than or equal to 0.0005 of the sum of the  Class YFF  and  Class ZFF  Principal  Balances  in each case  after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
3.    Making  the  larger  of (a)  the  fraction  whose  numerator  is  (Y22 -
      ΔY22 ) and whose  denominator is the sum of (Y22 - ΔY22) and
      (Z22 -  ΔZ22)  and  (b) the  fraction  whose  numerator  is (Y21 -
      ΔY21)  and whose  denominator is the sum of (Y21 - ΔY21) and
      (Z21 - ΔZ21)  as large as possible  while  remaining  less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
ClassY  Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals within the requirement  that each Class Y  Principal  Reduction Amount must be less  than or  equal to the sum of (a) the  Principal  Realized  Losses  to be
allocated  on the related  Distribution  Date for the related  Pool  remaining after  the  allocation  of  such  Realized  Losses  to the  related  class  of ratio-strip principal only certificates,  if any, and (b) the remainder of the
Available  Distribution Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution Date (i) to the related class of ratio-strip principal only certificates,  if any, (ii) to the related class of ratio-strip interest only certificates,  if any, and (iii) in respect of interest on the related  Class Y and Class Z  Certificates,  or, if both of such goals cannot be accomplished within such requirement,  such adjustment as is necessary  shall be made to accomplish goal 1 within such  requirement.  In the  event of any  conflict  among the  provisions  of the  definition  of the
Class Y Principal  Reduction  Amounts,  such conflict shall be resolved on the
basis  of  the  goals  and  their   priorities  set  forth  above  within  the
requirement set forth in the preceding  sentence.  If the formula  allocations
of  ΔY21  among  ΔYj,   ΔYk,  ΔYl,  and  ΔYm  or
ΔY22  among  ΔYn and ΔYo  cannot be achieved  because one or more of ΔYj,  ΔYk,  ΔYl, ΔYm, ΔYn and ΔYo,
as so  defined  is  greater  than the  related  one of  ΔPj,  ΔPk,
ΔPl,  ΔPm,  ΔPn,  and ΔPo such an allocation  shall be
made as close as  possible to the formula  allocation  within the  requirement that  ΔYj <  ΔPj,  ΔYk <  ΔPk,  ΔYl < ΔPl,
ΔYm < ΔPm, ΔYn < ΔPn and ΔYo < ΔPo.

III.  If L%<=R<=M%, make the following additional definitions:

δ3Yj =      0,                                              if R31< r31;

      Yj                                              if R31=> r31 and
      R31=>L%;

      (R31- r31)( Yj + Yk + Yl )Yj/
            {(R31 - J%)Yj + (R31 - K%)Yk },                       if R31=>
      r31 and L%>R31=>K%; and

      (R31- r31)( Yj + Yk + Yl )/(R31 - J%),                      if R31=>
      r31 and K%>R31=>J%.

δ3Yk =      0,                                              if R31< r31
      and R31=>K%;
      (R31- r31)( Yj + Yk + Yl )Yk/
            { (R31 - K%)Yk + (R31 - L%)Yl },                      if R31< r31
      and R31<K%;

      Yk                                              if R31=> r31 and
      R31=>M%;

      (R31- r31)( Yj + Yk + Yl )Yk/
            {(R31 - J%)Yj + (R31 - K%)Yk + (R31 - L%)Yl },        if R31=>
      r31 and M%>R31=>L%;

      (R31- r31)( Yj + Yk + Yl )Yk/
            {(R31 - J%)Yj + (R31 - K%)Yk },                       if R31=>
      r31 and L%>R31=>K%; and

      0,                                              if R31=> r31 and R31<K%.

δ3Yl =      0,                                              if R31< r31
      and R31=>L%;

      (R31- r31)( Yj + Yk + Yl )/
            { (R31 - L%) },                                 if R31< r31 and
      K%<=R31<L%;

      (R31- r31)( Yj + Yk + Yl )Yl/
            { (R31 - K%)Yk + (R31 - L%)Yl },                      if R31< r31
      and R31<K%;

      Yl                                              if R31=> r31 and
      M%>R31=>L%;

      0,                                              if R31=> r31 and R31<L%.

δ3Ym =      0,                                              if R32< r32;

      (R32- r32)( Ym + Yn + Yo )Ym/{ (R32 - M%)Ym + (R32 - N%)Yn },     if
      R32=> r32 and R32=>N%;

      (R32- r32)( Ym + Yn + Yo )/ (R32 - M%),                     if R32=>
r32 and N%>R32=>M%;

δ3Yn =      0,                                              if R32< r32
      and R32=>N%;

      (R32- r32)( Ym + Yn + Yo)Yn/{ (R32 - N%)Yn + (R32 - O%)Yo },
      if R32< r32 and M%<=R32<N%;

      (R32- r32)( Ym + Yn + Yo )Yn/{ (R32 - M%)Ym + (R32 - N%)Yn },     if
      R32=> r32 and R32=>N%;

      0,                                              if R32=> r32 and R32<P%.

δ3Yo =      (R32- r32)( Ym + Yn + Yo )/(R32 - O%),
      if R32< r32 and P%<=R32;

      (R32- r32)( Ym + Yn + Yo )Yo/{ (R32 - N%)Yn + (R32 - O%)Yo },     if
      R32< r32 and M%<=R32<N%;

      0,                                              if R32=> r32.

δ3Yj, δ3Yk, δ3Yl, δ3Ym, δ3Yn and δ3Yo are
      numbers respectively between Yj, Yk, Yl, Ym, Yn and Yo and 0 such that:
            {J%(Yj - δ3Yj ) + K%( Yk.- δ3Yk) + L%( Yl.-
      δ3Yl) )}/
                  (Yj - δ3Yj + Yk.- δ3Yk + Yl.- δ3Yl )
            = R31;
      and
            { M%( Ym.- δ3Ym) + N%( Yn.- δ3Yn) + O%(Yo -
      δ3Yo ) }/( Ym.- δ3Ym + Yn.- δ3Yn + Yo - δ3Yo)
            = R32.

Y31 =       Yj - δ3Yj + Yk.- δ3Yk + Yl.- δ3Yl

P31 =       Pj + Pk + Pl

Z31 =       Zj + Zk + Zl

ΔY31 =      ΔYj - δ3Yj + ΔYk.- δ3Yk +
      ΔYl.- δ3Yl

ΔP31 =      ΔPj + ΔPk + ΔPl .

ΔZ31 =      ΔZj + ΔZk + ΔZl

Y32 =       Ym.- δ3Ym + Yn.- δ3Yn + Yo - δ3Yo.

P32 =       Pm + Pn + Po.

Z32 =       Zm + Zn + Zo.

ΔY32 =      ΔYm.- δ3Ym + ΔYn.- δ3Yn +
      ΔYo.- δ3Yo

ΔP32 =      ΔPm + ΔPn + ΔPo.

ΔZ32 =      ΔZm + ΔZn + ΔZo.

1.    If Y32 - α(P32 - ΔP32) => 0, Y31- α(P31 - ΔP31)
   => 0, and γ3(P31 - ΔP31) < (P32 - ΔP32), then
   ΔY32 = Y32 - αγ3(P31 - ΔP31) and
   ΔY31 = Y31 - α(P31 - ΔP31).
2.    If Y32 - α(P32 - ΔP32) => 0,
   Y31 - α(P31 - ΔP31) => 0, and γ3(P31 - ΔP31) =>
   (P32 - ΔP32), then ΔY32 = Y32 - α(P32 - ΔP32) and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).
3.    If Y32 - α(P32 - ΔP32) < 0, Y31 - α(P31 - ΔP31)
   => 0, and Y31 - α(P31 - ΔP31) => Y31 - (Y32/γ3), then
   ΔY32 = Y32 - αγ3(P31 - ΔP31) and
   ΔY31 = Y31 - α(P31 - ΔP31).
4.    If Y32 - α(P32 - ΔP32) < 0, Y31 - (Y32/γ3) => 0, and
   Y31 - α(P31 - ΔP31) <= Y31 - (Y32/γ3), then
   ΔY32 = 0 and ΔY31 = Y31 - (Y32/γ3).
5.    If Y31 - α(P31 - ΔP31) < 0, Y31 - (Y32/γ3) < 0, and
   Y32 - α(P32 - ΔP32) <= Y32 - (γ3Y31), then
   ΔY32 = Y32 - (γ3Y31) and ΔY31 = 0.
6.    If Y31 - α(P31 - ΔP31) < 0, Y32 - α(P32 - ΔP32)
   => 0, and Y32 - α(P32 - ΔP32) => Y32 - (γ3Y31), then
   ΔY32 = Y32 - α(P32 - ΔP32) and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

ΔYj = δ3Yj + [(Yj - δ3Yj )/Y31 ] ΔY31

ΔYk = δ3Yk + [(Yk - δ3Yk )/Y31 ] ΔY31

ΔYl = δ3Yl + [(Yl - δ3Yl )/Y31 ] ΔY31

ΔYm = δ3Ym + [(Ym - δ3Ym )/Y32 ] ΔY32

ΔYn = δ3Yn + [(Yn - δ3Yn )/Y32 ] ΔY32

ΔYo = δ3Yo + [(Yo - δ3Yo )/Y32 ] ΔY32

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z  Principal  Distribution  Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y32 -  ΔY32 ) to (Y31 - ΔY31 ) equal to
      γ3 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,   Class YEE,   Class YFF,  Class ZAA,  Class ZBB,  Class ZCC,
      Class ZDD,  Class ZEE  and  Class ZFF  Certificates  is greater  than or equal to zero for such Distribution Date;
2.    Making the Class YAA  Principal  Balance less than or equal to 0.0005 of
      the  sum  of  the  Class YAA  and  Class ZAA  Principal  Balances,   the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD  and Class ZDD  Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the  Class YEE and  Class ZEE  Principal  Balances and the
      Class YFF  Principal  Balance less than or equal to 0.0005 of the sum of the  Class YFF  and  Class ZFF  Principal  Balances  in each case  after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
3.    Making  the  larger  of (a)  the  fraction  whose  numerator  is  (Y32 -
      ΔY32 ) and whose  denominator is the sum of (Y32 - ΔY32) and
      (Z32 -  ΔZ32)  and  (b) the  fraction  whose  numerator  is (Y31 -
      ΔY31)  and whose  denominator is the sum of (Y31 - ΔY31) and
      (Z31 - ΔZ31)  as large as possible  while  remaining  less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
ClassY  Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals within the requirement  that each Class Y  Principal  Reduction Amount must be less  than or  equal to the sum of (a) the  Principal  Realized  Losses  to be
allocated  on the related  Distribution  Date for the related  Pool  remaining after  the  allocation  of  such  Realized  Losses  to the  related  class  of ratio-strip principal only certificates,  if any, and (b) the remainder of the
Available  Distribution Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution Date (i) to the related class of ratio-strip principal only certificates,  if any, (ii) to the related class of ratio-strip interest only certificates,  if any, and (iii) in respect of interest on the related  Class Y and Class Z  Certificates,  or, if both of such goals cannot be accomplished within such requirement,  such adjustment as is necessary  shall be made to accomplish goal 1 within such  requirement.  In the  event of any  conflict  among the  provisions  of the  definition  of the
Class Y Principal  Reduction  Amounts,  such conflict shall be resolved on the
basis  of  the  goals  and  their   priorities  set  forth  above  within  the
requirement set forth in the preceding  sentence.  If the formula  allocations of ΔY31  among  ΔYj,  ΔYk and ΔYl or ΔY32  among
ΔYm,  ΔYn and ΔYo  cannot be achieved because one or more of
ΔYj,  ΔYk, and ΔYl,  ΔYm, and ΔYo, as so defined
is  greater  than  the  related  one  of  ΔPj,   ΔPk,   ΔPl,
ΔPm,  ΔPn,  and  ΔPo,  such an  allocation  shall be made as close as  possible  to the  formula  allocation  within the  requirement  that
ΔYj  <  ΔPj,   ΔYk  <  ΔPk,   ΔYl  <  ΔPl,
ΔYm < ΔPm, ΔYn < ΔPn and ΔYo < ΔPo

IV.  If K%<=R<=L%, make the following additional definitions:

δ4Yj =      0,                                              if R41< r41;

      Yj                                              if R41=> r41 and
      L%>R41=>K%; and

      (R41- r41)( Yj + Yk )/(R41 - J%),                           if R41=>
      r41 and K%>R41=>J%.

δ4Yk =      0,                                              if R41< r41
      and R41=>K%;
      (R41- r41)( Yj + Yk )/
            { (R41 - K%) },                                 if R41< r41 and
      R41<K%;

      Yk                                              if R41=> r41 and
      L%>R41=>K%; and

      0,                                              if R41=> r41 and R41<K%.

δ4Yl =      0,                                              if R42< r42;

      (R42- r42)( Yl + Ym + Yn + Yo )Yl/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },             if
      R42=> r42 and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yl + (R42 - M%)Ym },                      if R42=>
      r42 and N%>R42=>M%;

      (R42- r42)( Yl + Ym + Yn + Yo )/(R42 - L%),                       if
      R42=> r42 and M%>R42=>L%;

      0,                                              if R42=> r42 and R42<N%.

δ4Ym =      0,                                              if R42< r42
      and R42=>M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo },       if R42< r42
      and N%<=R42<M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yn + (R42 - M%)Ym + (R42 - N%)Yn },             if
      R42=> r42 and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yl + (R42 - M%)Ym},                       if R42=>
      r42 and N%>R42=>M%;

      0,                                              if R42=> r42 and R42<M%.

δ4Yn =      0,                                              if R42< r42
      and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Yn/
            { (R42 - N%)Yn + (R42 - O%)Yo},                 if R42< r42 and
      M%<=R42<N%;

      (R42- r42)( Yl + Ym + Yn + Yo)Yn/
            { (R42 - M%)Ym + (R42 - N%)Yp + (R42 - O%)Yo }, if R42< r42 and
      L%<=R42<M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Yn/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },       if R42=>
      r42 and R42=>N%;

      0,                                              if R42=> r42 and R42<N%.

δ4Yo =      (R42- r42)( Yl + Ym + Yn + Yo )/(R42 - O%),
      if R42< r42 and N%<=R42;

      (R42- r42)( Yl + Ym + Yn + Yo)Yo/
            { (R42 - N%)Yn + (R42 - O%)Yo },                if R42< r42 and
      M%<=R42<N%;

      (R42- r42)( Yl + Ym + Yn + Yo)Yo/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo }, if R42< r42 and
      N%<=R42<O%;

      0,                                              if R42=> r42.

δ4Yj, δ4Yk, δ4Yl, δ4Ym, and δ4Yo are numbers
      respectively between Yj, Yk, Yl, Ym, Yn, and Yo and 0 such that:
            {J%(Yj - δ4Yj ) + K%( Yk.- δ4Yk )}/
                  ( Yj - δ4Yj + Yk.- δ4Yk )
            = R41;
      and
            { L%( Yl.- δ4Yl) + M%( Ym.- δ4Ym) + N%( Yn.-
      δ4Yn) + O%(Yo - δ4Yo ) }/
                  (Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn + Yo -
      δ4Yo)
            = R42.

Y41 =       Yj - δ4Yj + Yk.- δ4Yk

P41 =       Pj + Pk.

Z41 =       Zj + Zk.

ΔY41 =      ΔYj - δ4Yj + ΔYk.- δ4Yk

ΔP41 =      ΔPj + ΔPk

ΔZ41 =      ΔZj + ΔZk

Y42 =       Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn + Yo -
      δ4Yo.

P42 =       Pl + Pm + Pn + Po.

Z42 =       Zl + Zm + Zn + Zo.

ΔY42 =      ΔYl.- δ4Yl + ΔYm.- δ4Ym +
      ΔYn.- δ4Yn + ΔYo.- δ4Yo

ΔP42 =      ΔPl + ΔPm + ΔPn + ΔPo.

ΔZ42 =      ΔZl + ΔZm + ΔZn + ΔZo.

1.    If Y42 - α(P42 - ΔP42) => 0, Y41- α(P41 - ΔP41)
   => 0, and γ4(P41 - ΔP41) < (P42 - ΔP42), then
   ΔY42 = Y42 - αγ4(P41 - ΔP41) and
   ΔY41 = Y41 - α(P41 - ΔP41).
2.    If Y42 - α(P42 - ΔP42) => 0,
   Y41 - α(P41 - ΔP41) => 0, and γ4(P41 - ΔP41) =>
   (P42 - ΔP42), then ΔY42 = Y42 - α(P42 - ΔP42) and
   ΔY41 = Y41 - (α/γ4)(P42 - ΔP42).
3.    If Y42 - α(P42 - ΔP42) < 0, Y41 - α(P41 - ΔP41)
   => 0, and Y41 - α(P41 - ΔP41) => Y41 - (Y42/γ4), then
   ΔY42 = Y42 - αγ4(P41 - ΔP41) and
   ΔY41 = Y41 - α(P41 - ΔP41).
4.    If Y42 - α(P42 - ΔP42) < 0, Y41 - (Y42/γ4) => 0, and
   Y41 - α(P41 - ΔP41) <= Y41 - (Y42/γ4), then
   ΔY42 = 0 and ΔY41 = Y41 - (Y42/γ4).
5.    If Y41 - α(P41 - ΔP41) < 0, Y41 - (Y42/γ4) < 0, and
   Y42 - α(P42 - ΔP42) <= Y42 - (γ4Y41), then
   ΔY42 = Y42 - (γ4Y41) and ΔY41 = 0.
6.    If Y41 - α(P41 - ΔP41) < 0, Y42 - α(P42 - ΔP42)
   => 0, and Y42 - α(P42 - ΔP42) => Y42 - (γ4Y41), then
   ΔY42 = Y42 - α(P42 - ΔP42) and
   ΔY41 = Y41 - (α/γ4)(P42 - ΔP42).

ΔYj = δ4Yj + [(Yj - δ4Yj )/Y41 ] ΔY41

ΔYk = δ4Yk + [(Yk - δ4Yk )/Y41 ] ΔY41

ΔYl = δ4Yl + [(Yl - δ4Yl )/Y42 ] ΔY42

ΔYm = δ4Ym + [(Ym - δ4Ym )/Y42 ] ΔY42

ΔYn = δ4Yn + [(Yn - δ4Yn )/Y42 ]<W041> Δ42

ΔYo = δ4Yo + [(Yo - δ4Yo )/Y42 ] ΔY42

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z  Principal  Distribution  Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y42 -  ΔY42 ) to (Y41 - ΔY41 ) equal to
      γ4 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,   Class YEE,   Class YFF,  Class ZAA,  Class ZBB,  Class ZCC,
      Class ZDD,  Class ZEE  and  Class ZFF  Certificates  is greater  than or equal to zero for such Distribution Date;
2.    Making the Class YAA  Principal  Balance less than or equal to 0.0005 of
      the  sum  of  the  Class YAA  and  Class ZAA  Principal  Balances,   the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD  and Class ZDD  Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the  Class YEE and  Class ZEE  Principal  Balances and the
      Class YFF  Principal  Balance less than or equal to 0.0005 of the sum of the  Class YFF  and  Class ZFF  Principal  Balances  in each case  after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
3.    Making  the  larger  of (a)  the  fraction  whose  numerator  is  (Y42 -
      ΔY42 ) and whose  denominator is the sum of (Y42 - ΔY42) and
      (Z42 -  ΔZ42)  and  (b) the  fraction  whose  numerator  is (Y41 -
      ΔY41)  and whose  denominator is the sum of (Y41 - ΔY41) and
      (Z41 - ΔZ41)  as large as possible  while  remaining  less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
ClassY  Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals within the requirement  that each Class Y  Principal  Reduction Amount must be less  than or  equal to the sum of (a) the  Principal  Realized  Losses  to be
allocated  on the related  Distribution  Date for the related  Pool  remaining after  the  allocation  of  such  Realized  Losses  to the  related  class  of ratio-strip principal only certificates,  if any, and (b) the remainder of the
Available  Distribution Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution Date (i) to the related class of ratio-strip principal only certificates,  if any, (ii) to the related class of ratio-strip interest only certificates,  if any, and (iii) in respect of interest on the related  Class Y and Class Z  Certificates,  or, if both of such goals cannot be accomplished within such requirement,  such adjustment as is necessary  shall be made to accomplish goal 1 within such  requirement.  In the  event of any  conflict  among the  provisions  of the  definition  of the
Class Y Principal  Reduction  Amounts,  such conflict shall be resolved on the
basis  of  the  goals  and  their   priorities  set  forth  above  within  the
requirement set forth in the preceding  sentence.  If the formula  allocations of ΔY41  among  ΔYj,  and ΔYk or ΔY42 among ΔYl,
ΔYm,  ΔYn and ΔYo  cannot be achieved because one or more of
ΔYj,  ΔYk,  ΔYl,  ΔYm, ΔYn, and ΔYo, as so
defined is greater than the related one of  ΔPj,  ΔPk,  ΔPl,
ΔPm,  ΔPn,  and  ΔPo,  such an  allocation  shall be made as close as  possible  to the  formula  allocation  within the  requirement  that
ΔYj < ΔPj,  ΔYk < ΔPk, <W041>Yl < ΔPl, ΔYm
< <W041>Pm, ΔYn < ΔPn and ΔYo < ΔPo.

V.  If R<=K%, make the following additional definitions:

δ5Yj =      0,

δ5Yk =      0,                                              if R52< r52;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym},        if R52=>
      r52 and N%=>R52=>M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl },                      if R52=>
      r52 and M%>R52=>L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )/(R52 - K%),                  if
      R52=> r52 and N%>R52=>M%;

δ5Yl =      0,                                              if R52< r52
      and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yl/
            { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo },                        if R52< r52
      and K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym },             if
      R52=> r52 and N%>R52=>M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl },                if R52=> r52 and
      K%>R52=>L%;

      0,                                              if R52=> r52 and R52<L%.

δ5Ym =      0,                                              if R52< r52
      and R52=>O%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn +
            (R52 - O%)Yo },                                 if R52< r52 and
      K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym},        if R52=>
      r52 and N%>R52=>M%;

      0,                                              if R52=> r52 and R52<M%.

δ5Yn =      0,                                              if R52< r52
      and R52=>P%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - N%)Yn + (R52 - O%)Yo },                      if R52< r52
      and M%<=R52<N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn +
            (R52 - O%)Yo },                                 if R52< r52 and
      K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yn/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      0,                                              if R52=> r52 and R52<N%.

δ5Yo =      (R52- r52)( Yk + Yl + Ym + Yn + Yo)/(R52 - O%),
      if R52< r52 and N%<=R52;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - N%)Yn + (R52 - O%)Yo },                      if R52< r52
      and M%<=R52<N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn +
            (R52 - O%)Yo },                                 if R52< r52 and
      K%<=R52<L%;

      0,                                              if R52=> r52.

δ5Yj, δ5Yk, δ5Yl, δ5Ym, δ5Yn, and δ5Yo
      are numbers respectively between Yj, Yk, Yl, Ym, Yn, and Yo, and 0 such that:
            {J%(Yj - δ5Yj )}/
                  ( Yj - δ5Yj )
            = R51;
      and
            { K%( Yk.- δ5Yk) + L%( Yl.- δ5Yl) + M%( Ym.-
      δ5Ym) + N%( Yn.- δ5Yn) + O%(Yo - δ5Yo ) }/
                  (Yk.- δ5Yk + Yl.- δ5Yl + Ym.- δ5Ym + Yn.-
      δ5Yn + Yo - δ5Yo)
            = R52.

Y51 =       Yj - δ5Yj

P51 =       Pj

Z51 =       Zj

ΔY51 =      ΔYj - δ5Yj

ΔP51 =      ΔPj

ΔZ51 =      ΔZj

Y52 =       Yk.- δ5Yk + Yl.- δ5Yl + Ym.- δ5Ym + Yn.-
      δ5Yn + Yo - δ5Yo.

P52 =       Pk + Pl + Pm + Pn + Po.

Z52 =       Zk + Zl + Zm + Zn + Zo.

ΔY52 =      ΔYm.- δ5Ym + ΔYn.- δ5Yn + Yo.-
      δ5Yo + ΔYp.- δ5Yp + ΔYq.- δ5Yq

ΔP52 =      ΔPm + ΔPn + ΔPo + ΔPp + ΔPq.

ΔZ52 =      ΔZm + ΔZn + ΔZo + ΔZp + ΔZq.

1.    If Y52 - α(P52 - ΔP52) => 0, Y51- α(P51 - ΔP51)
   => 0, and γ5(P51 - ΔP51) < (P52 - ΔP52), then
   ΔY52 = Y52 - αγ5(P51 - ΔP51) and
   ΔY51 = Y51 - α(P51 - ΔP51).
2.    If Y52 - α(P52 - ΔP52) => 0,
   Y51 - α(P51 - ΔP51) => 0, and γ5(P51 - ΔP51) =>
   (P52 - ΔP52), then ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).
3.    If Y52 - α(P52 - ΔP52) < 0, Y51 - α(P51 - ΔP51)
   => 0, and Y51 - α(P51 - ΔP51) => Y51 - (Y52/γ5), then
   ΔY52 = Y52 - αγ5(P51 - ΔP51) and
   ΔY51 = Y51 - α(P51 - ΔP51).
4.    If Y52 - α(P52 - ΔP52) < 0, Y51 - (Y52/γ5) => 0, and
   Y51 - α(P51 - ΔP51) <= Y51 - (Y52/γ5), then
   ΔY52 = 0 and ΔY51 = Y51 - (Y52/γ5).
5.    If Y51 - α(P51 - ΔP51) < 0, Y51 - (Y52/γ5) < 0, and
   Y52 - α(P52 - ΔP52) <= Y52 - (γ5Y51), then
   ΔY52 = Y52 - (γ5Y51) and ΔY51 = 0.
6.    If Y51 - α(P51 - ΔP51) < 0, Y52 - α(P52 - ΔP52)
   => 0, and Y52 - α(P52 - ΔP52) => Y52 - (γ5Y51), then
   ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).

ΔYj = Y51

ΔYk = δ5Yk + [(Yk - δ5Yk )/Y51 ] ΔY52

ΔYl = δ5Yl + [(Yl - δ5Yl )/Y51 ] ΔY52

ΔYm = δ5Ym + [(Ym - δ5Ym )/Y52 ] ΔY52

ΔYn = δ5Yn + [(Yn - δ5Yn )/Y52 ] ΔY52

ΔYo = δ5Yo + [(Yo - δ5Yo )/Y52 ] ΔY52

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z  Principal  Distribution  Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y52 -  ΔY52  ) to (Y51 -  ΔY51  ) equal to γ5 after taking account of the allocation  Realized  Losses and the distributions  that will be made through the end of the Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,   Class YEE,   Class YFF,  Class ZAA,  Class ZBB,  Class ZCC,
      Class ZDD,  Class ZEE  and  Class ZFF  Certificates  is greater  than or equal to zero for such Distribution Date;
2.    Making the Class YAA  Principal  Balance less than or equal to 0.0005 of
      the  sum  of  the  Class YAA  and  Class ZAA  Principal  Balances,   the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD  and Class ZDD  Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the  Class YEE and  Class ZEE  Principal  Balances and the
      Class YFF  Principal  Balance less than or equal to 0.0005 of the sum of the  Class YFF  and  Class ZFF  Principal  Balances  in each case  after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
3.    Making  the  larger  of (a)  the  fraction  whose  numerator  is  (Y52 -
      ΔY52 ) and whose  denominator is the sum of (Y52  -ΔY52) and
      (Z52 -  ΔZ52)  and  (b) the  fraction  whose  numerator  is (Y51 -
      ΔY51)  and whose  denominator is the sum of (Y51 - ΔY51) and
      (Z51 - ΔZ51)  as large as possible  while  remaining  less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
ClassY  Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals within the requirement  that each Class Y  Principal  Reduction Amount must be less  than or  equal to the sum of (a) the  Principal  Realized  Losses  to be
allocated  on the related  Distribution  Date for the related  Pool  remaining after  the  allocation  of  such  Realized  Losses  to the  related  class  of ratio-strip principal only certificates,  if any, and (b) the remainder of the
Available  Distribution Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution Date (i) to the related class of ratio-strip principal only certificates,  if any, (ii) to the related class of ratio-strip interest only certificates,  if any, and (iii) in respect of interest on the related  Class Y and Class Z  Certificates,  or, if both of such goals cannot be accomplished within such requirement,  such adjustment as is necessary  shall be made to accomplish goal 1 within such  requirement.  In the  event of any  conflict  among the  provisions  of the  definition  of the
Class Y Principal  Reduction  Amounts,  such conflict shall be resolved on the
basis  of  the  goals  and  their   priorities  set  forth  above  within  the
requirement set forth in the preceding  sentence.  If the formula  allocations of ΔY52  among  ΔYk,  ΔYl,  and  ΔYm,  ΔYn,  and
ΔYo  cannot be  achieved  because  one or more of  <W041>Yj,  ΔYk,
ΔYl,  ΔYm,  ΔYn and ΔYo, as so defined is greater than
the related one of  ΔPj,  ΔPk,  ΔPl,  ΔPm,  ΔPn,
and  ΔPo,  such an allocation  shall be made as close as possible to the
formula   allocation  within  the  requirement  that  ΔYj  <  ΔPj,
ΔYk  <  ΔPk,   ΔYl  <  ΔPl,   ΔYm  <  ΔPm,
ΔYn < ΔPn and ΔYo < ΔPo.

      (2) For any  Distribution  Date  the  amounts  by  which  the  principal balances of the  Class Y7A  and Class Y7B  Certificates  respectively  will be reduced on such  distribution  date by the  allocation of Realized  Losses and the distribution of principal, determined as follows:

First  for each of  Group 5A  and  Group 5B  determine  the  weighted  average pass-through  rate for that Group for  distributions  of interest that will be made on the next succeeding  Distribution  Date (the "Group  Interest  Rate").
The Principal  Reduction Amount for each of the Class Y  Certificates  will be determined  pursuant  to the  "Generic  solution  for  the  Class Y  Principal
Reduction  Amounts"  set  forth  below  (the  "Generic  Solution")  by  making identifications  among the actual Groups and their related Class Y and Class Z
Certificates and weighted average  pass-through  rates and the Groups named in the Generic  Solution and their related  Class Y and Class Z  Certificates  as follows:

A. Determine  which Group has the lower Group  Interest Rate.  That Group will be identified with Group AA and the Class Y and Class Z  Certificates  related to  that  Group  will  be  respectively  identified  with  the  Class YAA  and
Class ZAA  Certificates.  The  Group  Interest  Rate  for that  Group  will be identified  with J%. If the two Groups have the same Group  Interest Rate pick one for this  purpose,  subject  to the  restriction  that  each  Group may be picked only once in the course of any such  selections  pursuant to paragraphs
A and B of this definition.

B. Determine  which Group has the higher Group Interest Rate.  That Group will be identified with Group BB and the Class Y and Class Z  Certificates  related to that Group will be respectively  identified with the Class BB and Class ZBB
Certificates.  The Group Interest Rate for that Group will be identified  with
K%.  If the two  Groups  have the same  Group  Interest  Rate  the  Group  not selected  pursuant to  paragraph  A, above,  will be selected  for purposes of this paragraph B.

Second,  apply the Generic  Solution set forth below to determine  the Class Y
Principal   Reduction   Amounts   for  the   Distribution   Date   using   the
identifications made above.

Generic Solution for the Class Y Principal Reduction Amounts:

For any Distribution  Date, the amounts by which the principal balances of the
Class YAA  and  Class YBB  Certificates  respectively  will be reduced on such
Distribution  Date by the allocation of Realized  Losses and the  distribution of principal, determined as follows:

J%  and  K%  represent   the   interest   rates  on  Group  AA  and  Group  BB
respectively.  J%<K%.

For purposes of the succeeding  formulas the following  symbols shall have the meanings set forth below:

PJB =       the Group AA Subordinate  Balance after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PKB = the Group BB  Subordinate  Balance  after  the  allocation  of  Realized
      Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

Yj =  the  Class YAA  Principal  Balance  after  distributions  on  the  prior
      Distribution Date.

Yk =  the  Class YBB  Principal  Balance  after  distributions  on  the  prior
      Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

Zj =  the  Class ZAA  Principal  Balance  after  distributions  on  the  prior
      Distribution Date.

Zk =  the  Class ZBB  Principal  Balance  after  distributions  on  the  prior
      Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

Pj =  the  aggregate  Class  Principal  Balance of the Class YAA and Class ZAA
      Regular Interests after  distributions on the prior  Distribution  Date, which is equal to the aggregate  principal balance of the Group AA Loans reduced  by the  Group AA Class P  principal  balance,  if any,  and the
      Class R Principal Balance, if applicable.

Pk =  the  aggregate  Class  Principal  Balance of the Class YBB and Class ZBB
      Regular Interests after  distributions on the prior  Distribution  Date, which is equal to the aggregate  principal balance of the Group BB Loans reduced by the Group BB Class P  principal  balance,  if any and Class R
      Principal Balance, if applicable.

ΔPj = the aggregate  principal  reduction resulting on such Distribution
      Date on the  Group  AA  Loans as a  result  of  principal  distributions
      (exclusive  of any amounts  distributed  pursuant  to clauses  (c)(i) or
      (c)(ii) of the  definition  of REMIC I  Distribution  Amount) to be made and realized losses to be allocated on such Distribution  Date,  reduced by the  portion,  if any, of such  reduction  allocable  to any Group AA
      Class P Certificates or the Class R Certificates,  if applicable,  which is equal to the  aggregate  of the  Class YAA  and  Class ZAA  Principal
      Reduction Amounts.

ΔPk=  the aggregate  principal  reduction resulting on such Distribution
      Date on the  Group  BB  Loans as a  result  of  principal  distributions
      (exclusive  of any amounts  distributed  pursuant  to clauses  (c)(i) or
      (c)(ii) of the  definition  of REMIC I  Distribution  Amount) to be made and realized losses to be allocated on such Distribution  Date,  reduced by the  portion,  if any, of such  reduction  allocable  to any Group BB
      Class P Certificates or the Class R Certificates,  if applicable,  which is equal to the  aggregate  of the  Class YBB  and  Class ZBB  Principal
      Reduction Amounts.

α =   .0005

γ =   (R - J%)/(K% - R).  γ is a  non-negative  number  unless its denominator is zero, in which event it is undefined.

If γ is zero, ΔYk = Yk and ΔYj = (Yj/Pj)ΔPj.

If γ is undefined, ΔYj = Yj, ΔYk = (Yk/Pk)ΔPk.

In the  remaining  situations,  ΔYk  and  ΔYj  shall be defined as follows:

7.    If Yk - α(Pk - ΔPk) => 0, Yj-  α(Pj - ΔPj) => 0,
   and    γ    (Pj    -     ΔPj)     <    (Pk    -     ΔPk),
   ΔYk = Yk - αγ             (Pj - ΔPj)            and
   ΔYj = Yj - α(Pj - ΔPj).
8.    If  Yk - α(Pk - ΔPk)  => 0,  Yj - α(Pj - ΔPj) =>
   0,     and     γ      (Pj - ΔPj)      =>      (Pk - ΔPk),
   ΔYk = Yk - α(Pk - ΔPk)                                and
   ΔYj = Yj - (α/γ)(Pk - ΔPk).
9.    If Yk - α(Pk - ΔPk) < 0,  Yj - α(Pj - ΔPj) => 0,
   and        Yj - α(Pj - ΔPj)        =>        Yj - (Yk/γ),
   ΔYk = Yk - αγ             (Pj - ΔPj)            and
   ΔYj = Yj - α(Pj - ΔPj).
10.   If   Yk - α(Pk - ΔPk) < 0,    Yj - (Yk/γ) => 0,    and
   Yj - α(Pj - ΔPj) <= Yj - (Yk/γ),     ΔYk = 0    and
   ΔYj = Yj - (Yk/γ).
11.   If    Yj - α(Pj - ΔPj) < 0,    Yj - (Yk/γ) < 0,    and
   Yk - α(Pk - ΔPk) <= Yk - (γYj),
   ΔYk = Yk - (γYj) and ΔYj = 0.
12.   If Yj - α(Pj - ΔPj) < 0,  Yk - α(Pk - ΔPk) => 0,
   and         Yk - α(Pk - ΔPk)        =>        Yk - (γYj),
   ΔYk = Yk - α(Pk - ΔPk)                                and
   ΔYj = Yj - (α/γ)(Pk - ΔPk).

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z  Principal  Distribution  Amounts is to accomplish the following goals in the following order of priority:

4.    Making the ratio of Yk to Yj equal to γ  after  taking  account of the allocation  Realized Losses and the distributions  that will be made through end of the  Distribution  Date to which such  provisions  relate and  assuring  that  the  Principal  Reduction  Amount  for  each of the
      Class YAA,  Class YBB,  Class ZAA and Class ZBB  Certificates is greater than or equal to zero for such Distribution Date;
5.    Making (i) the Class YAA  Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and  Class ZAA  Principal  Balances and (ii)
      the Class YBB  Principal Balance less than or equal to 0.0005 of the sum of the  Class YBB and  Class ZBB  Principal  Balances in each case after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
6.    Making the larger of (a) the  fraction  whose  numerator is Yk and whose denominator  is  the  sum  of Yk  and Zk  and  (b)  the  fraction  whose numerator is Yj and whose  denominator is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
ClassY  Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals within the requirement  that each Class Y  Principal  Reduction Amount must be less  than or  equal to the sum of (a) the  Principal  Realized  Losses  to be
allocated  on the related  Distribution  Date for the related  Pool  remaining after  the  allocation  of  such  Realized  Losses  to  the  related  Class  P
Certificates  and (b) the remainder of the Available  Distribution  Amount for the related Pool or after reduction  thereof by the  distributions  to be made on such  Distribution  Date (i) to the related Class P  Certificates,  (ii) to the  related  Class X  Certificates  and (iii) in respect of  interest  on the related Class Y and Class Z Certificates,  or, if both of such goals cannot be accomplished  within such  requirement,  such adjustment as is necessary shall be made to  accomplish  goal 1 within  such  requirement.  In the event of any conflict  among the  provisions  of the  definition  of the Class Y  Principal
Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities set forth above within the  requirement set forth in the preceding sentence.